UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4803
                                                      --------

                           OPPENHEIMER MUNICIPAL FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: SEPTEMBER
                                                ---------

                      Date of reporting period: 09/30/2006
                                                ----------

This Form N-CSR/A amends the Form N-CSR of the registrant for the fiscal year and reporting period ended September 30, 2006 filed with the Securities and Exchange Commission on November 28, 2006. The Report to Shareholders for the fiscal year ended September 30, 2006, contained within this Form N-CSR/A as Item 1, has been restated with respect to the accounting treatment of the registrant's portfolio holdings of certain municipal bond derivative securities referred to as "inverse floaters". Additionally, certain other data in the Report to Shareholders, derived from the information in the registrant's financial statements or using the same methodology on which the presentation of the information in the financial statements was based, has been restated accordingly. Principally, the financial statements, including expenses and income, for each class of shares were restated as a result of the registrant treating municipal bonds underlying certain inverse floaters as being owned by the registrant. However, these changes in accounting treatment have not affected the registrant's net asset values per share or the investment performance of each class of shares.

ITEM 1.  REPORTS TO STOCKHOLDERS.



TOP HOLDINGS AND ALLOCATIONS
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TOP TEN CATEGORIES 1
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Tobacco Settlement Payments                                                23.2%
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Single Family Housing                                                      14.9
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Marine/Aviation Facilities                                                  8.8
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Electric Utilities                                                          6.0
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Multifamily Housing                                                         5.9
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Hotels, Restaurants & Leisure                                               4.4
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Hospital/Health Care                                                        4.2
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Special Assessment                                                          4.2
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Paper, Containers & Packaging                                               3.6
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Manufacturing, Durable Goods                                                3.0

Portfolio holdings and allocations are subject to change. Restated percentages are as of September 30, 2006, and are based on the total market value of investments.

TOP TEN STATES 1
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Texas                                                                      12.0%
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California                                                                  8.8
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Illinois                                                                    7.4
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Florida                                                                     6.9
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New Jersey                                                                  5.8
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Wisconsin                                                                   4.0
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Louisiana                                                                   3.9
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Massachusetts                                                               3.5
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Kansas                                                                      3.2
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Alaska                                                                      2.9

Portfolio holdings and allocations are subject to change. Restated percentages are as of September 30, 2006, and are based on net assets.

1. Restated. For information, please refer to Note 9 to the Fund's Financial Statements included within.




                  12 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

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CREDIT ALLOCATION 1
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AAA                                                                        38.0%
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AA                                                                          3.7
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A                                                                           9.5
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BBB                                                                        44.4
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BB                                                                          1.7
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B                                                                           1.4
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CCC                                                                         0.4
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Not Rated                                                                   0.9

Portfolio holdings and allocations are subject to change. Restated percentages are as of September 30, 2006, and are based on the total market value of investments. Securities rated by any other rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation included rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Fund's investment advisor for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

1. Restated. For information, please refer to Note 9 to the Fund's Financial Statements included within.

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                  13 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. 1 Across the past 12 months, Oppenheimer Limited Term Municipal Fund maintained a remarkably stable share price, with the net asset value (NAV) for Class A shares remaining between $15.65 and $15.92 consistently. This 27-cent range represents NAV fluctuation of just 1.7%, compared to an NAV fluctuation of 4.8% for the Bond Buyer 40, an index of long-term, tax-exempt municipal bonds. Simultaneously, the Fund continued its strategic role by offering investors more attractive after-tax yield than many other fixed-income alternatives during this report period. As of September 30, 2006, Oppenheimer Limited Term Municipal Fund's Class A shares provided a distribution yield of 4.22% without sales charges. By comparison, AAA-rated securities with effective maturity of five years generated yield of approximately 3.52% on the same date. Compared with the average yield of 3.70% in Lipper's General Municipal Debt Funds category--which ranks 265 longer-term funds that should theoretically produce more favorable distributions than shorter-term competitors--Oppenheimer Limited Term Municipal Fund offered a higher cash yield with reduced volatility and risk. 2

      The Fund's holdings represent a wide variety of industry sectors and credit qualities, and yields from this portfolio generated 92% of the Fund's positive total return for the period. In the year ended September 30, 2006, the Fund's Class A shares generated a total return of 4.70% without sales charge. By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 4.45% for the period. 3 These results clearly demonstrate how the Fund's income-oriented approach continued to provide significant benefit to our investors in this report period.

      Strong asset growth fueled the Fund's strategy of building diversification, and by the end of the report period the number of holdings in the Fund rose by more than 25% to more than 1,400 holdings from a year earlier. In the 12 months ended September 30, 2006, distributions totaled 66.5 cents per Class A share. The monthly distribution rate, which

1. Percentages of the Fund's portfolio referred to in this discussion have been restated for the reasons discussed in Note 9 to the Fund's Financial Statements included within.

2. Lipper, Inc. Lipper calculations do not include sales charges which, if included, would reduce results. Reduced risk is presumed because of the Fund's targeted average effective portfolio maturity compared to longer-term municipal bonds.

3. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds. The index cannot be purchased directly by investors. Index performance is for illustrative purposes only and does not predict or depict the performance of a fund.


                  14 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND started the report period at $0.055, was increased to $0.056 beginning with the May distribution. This increase reflects the yearlong trend of rising yields on shorter-term municipal paper. Distributions for other share classes were adjusted accordingly.

      Across the municipal bond market, the difference between yields on lower-rated and higher-rated municipals securities decreased. This "credit spread tightening" occurred because the prices of most lower-rated municipal bonds rose more than the prices of most high-grade bonds in this report period.

      The "Rochester style" of municipal bond fund investment management focuses on identifying advantageous but generally under-appreciated municipal securities. Oppenheimer Limited Term Municipal Fund maintains a minimum of 95% of assets invested in investment-grade municipal bonds. We actively seek out such securities that we believe offer attractive, risk-adjusted investments at prices and yields that we believe represent good value.

      We have also continued to invest opportunistically in premium-coupon callable bonds across all sectors in this period. When these types of bonds approach their call dates, they tend to have less exposure to interest rate movement and their prices are less volatile. Not all fund managers share our willingness to conduct the time-intensive research required to identify market inefficiencies that allow these bonds to be bought "cheaply," and not all believe that their efforts will be sufficiently rewarded. However, in our experience, these investments simultaneously reduce the Fund's interest-rate sensitivity and provide the potential for high levels of tax-free income.

      With generally higher prices of lower-rated and non-rated municipal securities, the Fund shifted a larger percentage of assets to higher-quality bonds during this period. For example, as of September 30, 2006, AAA- and AA-rated paper represented more than 41% of the portfolio's market value, up significantly from the same date last year. This shift corresponds to a sharp increase in our holdings of single-family mortgage bonds, which now represent 15% of our portfolio. We believe the defensive structure and short effective maturities of these bonds make them highly attractive investments for the Fund, especially in times of rising interest rates. To the shareholders' benefit, these premium-coupon bonds serve as a hedge against rising interest rates: should rising long-term rates cause prepayments of the underlying mortgages to slow, single-family mortgage bonds would throw off tax-free income for a longer time period. Because the bonds typically feature shorter durations, they are likely to remain well suited to the Fund's limited-term approach in any reasonable interest-rate environment.

      As of September 30, 2006, tobacco bonds backed by the national Master Settlement Agreement ("MSA") accounted for 23.2% of Fund investments and comprised the Fund's largest single industry sector. During this report period, the litigation environment has


                  15 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
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continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. In July 2006, the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. One month later, tobacco manufacturers received another reprieve, when a U.S. judge determined that she could not authorize financial remedies despite her finding that they had violated federal racketeering laws. As of September 30, 2006, both the Department of Justice, which brought this case in 1999, and manufacturers were reportedly considering appeals. We remain confident that the resolution of this case will not harm the Fund's position in MSA bonds.

      MSA bond prices rose modestly in this report period amid widespread market speculation that these bonds might be "pre-refunded" by their issuers. In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its price generally rises significantly. During this report period, for example, MSA-backed bonds issued in Iowa were pre-refunded, and their prices rose. The Fund sold its holdings at gains over their purchase prices and, as a result, our MSA-backed holdings contributed to the Fund's performance for the period. The Fund also took strategic advantage of tax loss carry-forwards to ensure that no capital gain was distributed to shareholders. Pre-refunding of MSA-backed tobacco bonds provides a particularly good example of how our yield-oriented investment strategy can result in both yield and price appreciation for individual bonds, generating attractive total return.

      Shareholders have also benefited from pre-refunding in other sectors. One compelling example from this time period is related to our investment in the Pocahontas Parkway, a toll road near Richmond, Virginia. When revenue projections for this $450 million project fell, the Fund invested at prices we believed were newly attractive. The Fund's decision to buy when others were selling reflected our strong, research-based belief that the bonds represented a solid investment and that bondholders would ultimately be rewarded. Fund performance was enhanced in June 2006 when a private company, Transurban of Australia, paid off the roadway's debt in a pre-refunding that was part of a 99-year agreement with the State of Virginia to lease the toll road.

      The airline sector also continues to have a positive impact on Fund performance. The Fund's airline-backed bonds, which constituted 2.6% of the portfolio on September 30, 2006, have performed strongly, generally increasing in price and generating above-market yields. Many of our airline-backed holdings are secured by mortgages on terminal gates and other highly prized airport properties that we believe would retain their value regard-


                  16 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND less of changes in the financial health of any individual carrier. Even though the industry faced rising fuel costs during this period, many carriers reported increased passenger traffic, improved capacity utilization, and strong operational performance. The Fund's holdings in airline sector bonds have been a positive contributor to total return in this report period, and many analysts are currently projecting renewed profitability for several airlines that suffered losses in recent years.

      By its prospectus, the average effective maturity of the Fund's portfolio must be limited to five years or less; the Fund uses a dollar-weighted approach to measuring the average maturity of its securities and thus can hold securities with stated and effective maturities of more or less than five years. During this report period, bond yields at the five-year maturity have not risen as sharply as shorter-term paper. As a result, our preference for longer-maturity bonds with prices more reflective of shorter-term redemption dates has rewarded shareholders with attractive yield and limited price volatility.

      Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distributions.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


                  17 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
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CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Limited Term Municipal Fund (Class A)

      Lehman Brothers Municipal Bond Index

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 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  Oppenheimer Limited Term          Lehman Brothers
                  Municipal Fund (Class A)        Municipal Bond Index
09/30/1996                 9,650                         10,000
12/31/1996                 9,889                         10,255
03/31/1997                 9,928                         10,230
06/30/1997                10,202                         10,583
09/30/1997                10,491                         10,902
12/31/1997                10,781                         11,197
03/31/1998                10,890                         11,326
06/30/1998                10,993                         11,499
09/30/1998                11,345                         11,852
12/31/1998                11,444                         11,923
03/31/1999                11,521                         12,029
06/30/1999                11,282                         11,816
09/30/1999                11,222                         11,769
12/31/1999                11,050                         11,678
03/31/2000                11,211                         12,019
06/30/2000                11,268                         12,201
09/30/2000                11,500                         12,496
12/31/2000                11,839                         13,042
03/31/2001                12,078                         13,332
06/30/2001                12,187                         13,418
09/30/2001                12,446                         13,795
12/31/2001                12,276                         13,711
03/31/2002                12,388                         13,840
06/30/2002                12,780                         14,346
09/30/2002                13,213                         15,028
12/31/2002                13,236                         15,028
03/31/2003                13,193                         15,208
06/30/2003                13,662                         15,601
09/30/2003                13,767                         15,613
12/31/2003                14,302                         15,826
03/31/2004                14,659                         16,100
06/30/2004                14,350                         15,719
09/30/2004                14,954                         16,331
12/31/2004                15,346                         16,535
03/31/2005                15,668                         16,529
06/30/2005                16,160                         17,013
09/30/2005                16,324                         16,992
12/31/2005                16,413                         17,116
03/31/2006                16,553                         17,158
06/30/2006                16,666                         17,164
09/30/2006                17,091                         17,749

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year 1.03%   5-Year 5.79%   10-Year 5.51%

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                  18 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Limited Term Municipal Fund (Class B)

      Lehman Brothers Municipal Bond Index

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 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  Oppenheimer Limited Term           Lehman Brothers
                  Municipal Fund (Class B)         Municipal Bond Index
09/30/1996                10,000                         10,000
12/31/1996                10,228                         10,255
03/31/1997                10,248                         10,230
06/30/1997                10,511                         10,583
09/30/1997                10,788                         10,902
12/31/1997                11,066                         11,197
03/31/1998                11,156                         11,326
06/30/1998                11,241                         11,499
09/30/1998                11,579                         11,852
12/31/1998                11,650                         11,923
03/31/1999                11,714                         12,029
06/30/1999                11,441                         11,816
09/30/1999                11,367                         11,769
12/31/1999                11,164                         11,678
03/31/2000                11,304                         12,019
06/30/2000                11,349                         12,201
09/30/2000                11,561                         12,496
12/31/2000                11,879                         13,042
03/31/2001                12,096                         13,332
06/30/2001                12,174                         13,418
09/30/2001                12,409                         13,795
12/31/2001                12,217                         13,711
03/31/2002                12,305                         13,840
06/30/2002                12,680                         14,346
09/30/2002                13,084                         15,028
12/31/2002                13,107                         15,028
03/31/2003                13,063                         15,208
06/30/2003                13,528                         15,601
09/30/2003                13,632                         15,613
12/31/2003                14,162                         15,826
03/31/2004                14,516                         16,100
06/30/2004                14,210                         15,719
09/30/2004                14,807                         16,331
12/31/2004                15,196                         16,535
03/31/2005                15,514                         16,529
06/30/2005                16,002                         17,013
09/30/2005                16,164                         16,992
12/31/2005                16,252                         17,116
03/31/2006                16,391                         17,158
06/30/2006                16,503                         17,164
09/30/2006                16,923                         17,749

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year -0.10%   5-Year 5.59%   10-Year 5.40%

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THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE APPLICABLE SALES CHARGE:
FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 21 FOR FURTHER INFORMATION.


                  19 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
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CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Limited Term Municipal Fund (Class C)

      Lehman Brothers Municipal Bond Index

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 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  Oppenheimer Limited Term           Lehman Brothers
                  Municipal Fund (Class C)         Municipal Bond Index
09/30/1996                10,000                         10,000
12/31/1996                10,229                         10,255
03/31/1997                10,250                         10,230
06/30/1997                10,513                         10,583
09/30/1997                10,785                         10,902
12/31/1997                11,062                         11,197
03/31/1998                11,153                         11,326
06/30/1998                11,238                         11,499
09/30/1998                11,576                         11,852
12/31/1998                11,655                         11,923
03/31/1999                11,711                         12,029
06/30/1999                11,446                         11,816
09/30/1999                11,364                         11,769
12/31/1999                11,168                         11,678
03/31/2000                11,309                         12,019
06/30/2000                11,354                         12,201
09/30/2000                11,558                         12,496
12/31/2000                11,877                         13,042
03/31/2001                12,094                         13,332
06/30/2001                12,181                         13,418
09/30/2001                12,417                         13,795
12/31/2001                12,224                         13,711
03/31/2002                12,313                         13,840
06/30/2002                12,679                         14,346
09/30/2002                13,077                         15,028
12/31/2002                13,084                         15,028
03/31/2003                13,008                         15,208
06/30/2003                13,455                         15,601
09/30/2003                13,525                         15,613
12/31/2003                14,025                         15,826
03/31/2004                14,350                         16,100
06/30/2004                14,022                         15,719
09/30/2004                14,586                         16,331
12/31/2004                14,943                         16,535
03/31/2005                15,229                         16,529
06/30/2005                15,680                         17,013
09/30/2005                15,809                         16,992
12/31/2005                15,856                         17,116
03/31/2006                15,972                         17,158
06/30/2006                16,042                         17,164
09/30/2006                16,421                         17,749

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year 2.87%   5-Year 5.75%   10-Year 5.09%

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THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE APPLICABLE SALES CHARGE:
FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 21 FOR FURTHER INFORMATION.


                  20 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES
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Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 11/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.

CLASS B shares of the Fund were first publicly offered on 9/11/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  21 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND EXPENSES
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FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. 1 You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio 1 for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1. Restated to include financing expenses related to the Fund's investments in certain inverse floaters. Please refer to Note 9 to the Fund's Financial Statements included within.


                  22 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                  RESTATED

                              BEGINNING       ENDING       EXPENSES
                              ACCOUNT         ACCOUNT      PAID DURING
                              VALUE           VALUE        6 MONTHS ENDED
                              (4/1/06)        (9/30/06) 1  SEPTEMBER 30, 2006 1
--------------------------------------------------------------------------------
Class A Actual                $1,000.00       $1,032.50    $5.77
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00        1,019.40     5.74
--------------------------------------------------------------------------------
Class B Actual                 1,000.00        1,028.60     9.71
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00        1,015.54     9.65
--------------------------------------------------------------------------------
Class C Actual                 1,000.00        1,028.10     9.55
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00        1,015.69     9.49

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2006 are as follows:

                            RESTATED
CLASS                       EXPENSE RATIOS 1
-----------------------------------------------------
Class A                          1.13%
-----------------------------------------------------
Class B                          1.90
-----------------------------------------------------
Class C                          1.87

1. Expense Ratios and Expenses Paid have been restated to reflect the additional expenses described in Note 9 to the Fund's Financial Statements included within. The Hypothetical Ending Account Values have likewise been restated to reflect the restated expense ratios because their calculation assumes a 5% return before expenses and does not include the additional income attributable to the inverse floater structures in which the Fund invests. The Actual Ending Account Values have not changed because their calculation includes both the additional expenses and additional income attributable to these inverse floater structures. Those two amounts offset each other. The previously reported Fund Expense information is as follows:

                                             PREVIOUSLY REPORTED

                              BEGINNING       ENDING         EXPENSES
                              ACCOUNT         ACCOUNT        PAID DURING
                              VALUE           VALUE          6 MONTHS ENDED
                              (4/1/06)        (9/30/06)      SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
Class A Actual                $1,000.00       $1,032.50      $4.49
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00        1,020.66       4.47
--------------------------------------------------------------------------------
Class B Actual                 1,000.00        1,028.60       8.43
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00        1,016.80       8.38
--------------------------------------------------------------------------------
Class C Actual                 1,000.00        1,028.10       8.27
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00        1,016.95       8.22

                            PREVIOUSLY REPORTED
CLASS                       EXPENSE RATIOS
-----------------------------------------------------
Class A                          0.88%
-----------------------------------------------------
Class B                          1.65
-----------------------------------------------------
Class C                          1.62


                  23 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--108.4%
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.5%
$      100,000  AL 21st Century Authority
                Tobacco Settlement                                  5.250%     12/01/2006        12/01/2006         $      100,158
----------------------------------------------------------------------------------------------------------------------------------
        30,000  AL Docks Dept.                                      5.375      10/01/2017        10/01/2007 A               30,966
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  AL Docks Dept.                                      6.150      10/01/2014        10/01/2006 A            1,021,660
----------------------------------------------------------------------------------------------------------------------------------
        95,000  AL Docks Dept.                                      6.300      10/01/2021        10/01/2006 A               97,091
----------------------------------------------------------------------------------------------------------------------------------
        25,000  AL HFA (Collateralized Home Mtg.)                   5.750      04/01/2012        04/01/2009 A               25,655
----------------------------------------------------------------------------------------------------------------------------------
       120,000  AL HFA (Collateralized Home Mtg.) 1                 5.750      10/01/2016        04/01/2007 A              123,325
----------------------------------------------------------------------------------------------------------------------------------
        30,000  AL HFA (Collateralized Home Mtg.) 1                 6.000      10/01/2021        04/01/2007 A               30,772
----------------------------------------------------------------------------------------------------------------------------------
        15,000  AL HFA (South Bay Apartments)                       5.950      02/01/2033        02/01/2013 A               15,764
----------------------------------------------------------------------------------------------------------------------------------
        65,000  AL Higher Education Loan Corp.
                (Student Loan) 1                                    6.150      09/01/2010        03/01/2007 A               65,114
----------------------------------------------------------------------------------------------------------------------------------
     1,480,000  AL Water Pollution Control Authority                5.500      08/15/2012        02/15/2007 A            1,498,382
----------------------------------------------------------------------------------------------------------------------------------
     4,505,000  Bay Minette, AL Industrial Devel. Board
                (B.F. Goodrich)                                     6.500      02/15/2009        02/15/2007 A            4,557,258
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Bayou La Batre, AL Utilities Board
                (Water & Sewer)                                     5.750      03/01/2027        03/01/2007 A              102,671
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Birmingham, AL Multifamily Hsg.
                (Ascend Care Hsg.-Beaconview)                       5.750      07/01/2030        07/01/2012 A               15,172
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Birmingham, AL Private Educational Building
                Authority (Birmingham-Southern College)             6.000      12/01/2021        06/01/2008 A               66,171
----------------------------------------------------------------------------------------------------------------------------------
       165,000  Birmingham-Carraway, AL Special Care
                Facilities(Carraway Methodist Hospitals)            5.875      08/15/2015        02/15/2007 A              166,922
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Colbert County-Northwest, AL Health Care
                Authority (Helen Keller Hospital)                   5.750      06/01/2015        12/01/2006 A               45,512
----------------------------------------------------------------------------------------------------------------------------------
       235,000  Courtland, AL Industrial Devel. Board
                (Champion International Corp.)                      5.700      10/01/2028        08/01/2011 A              239,909
----------------------------------------------------------------------------------------------------------------------------------
       335,000  Courtland, AL Industrial Devel. Board
                (Champion International Corp.)                      5.750      11/01/2027        11/01/2009 A              344,454
----------------------------------------------------------------------------------------------------------------------------------
     1,795,000  Courtland, AL Industrial Devel. Board
                (Champion International Corp.)                      6.000      08/01/2029        08/01/2011 A            1,867,805
----------------------------------------------------------------------------------------------------------------------------------
       190,000  Courtland, AL Industrial Devel. Board
                (Champion International Corp.)                      6.700      11/01/2029        11/01/2009 A              202,924
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Huntsville Madison County, AL
                Airport Authority                                   5.400      07/01/2019        01/01/2008 A               30,691
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Huntsville, AL Industrial Devel. Board
                (Coltec Industries)                                 9.875      10/01/2010        10/01/2006 A                5,021
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Jefferson County, AL Sewer                          5.375      02/01/2027        02/01/2007 A              100,516
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Mobile, AL Industrial Devel.
                Board (International Paper Corp.)                   6.700      03/01/2024        03/01/2010 A               26,920
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Mobile, AL Limited Obligation Tax                   5.500      02/15/2023        02/15/2014 A               52,642
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Montgomery, AL Medical Clinic
                Board (Jackson Hospital & Clinic)                   6.000      03/01/2026        03/01/2007 A               40,872


                  24 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA Continued
$       60,000  Montgomery, AL Medical Clinic
                Board (Jackson Hospital & Clinic)                   7.000%     03/01/2015        03/01/2007 A       $       60,143
----------------------------------------------------------------------------------------------------------------------------------
    15,000,000  Phenix City, AL Industrial Devel.
                Board (Meadwestvaco)                                6.350      05/15/2035        05/15/2012 A           16,139,100
----------------------------------------------------------------------------------------------------------------------------------
       380,000  Prattville, AL Industrial Devel. Board
                (International Paper Company)                       6.625      03/01/2008        03/01/2007 A              381,558
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Tuskegee, AL GO Warrants                            5.875      03/01/2008        03/01/2007 A               45,028
----------------------------------------------------------------------------------------------------------------------------------
       775,000  Tuskegee, AL GO Warrants                            7.000      01/01/2021        01/01/2007 A              775,977
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Tuskegee, AL Utilities Board                        5.500      02/01/2016        02/01/2007 A               71,797
                                                                                                                    --------------

                                                                                                                        28,347,950
----------------------------------------------------------------------------------------------------------------------------------
ALASKA--2.9%
    26,535,700  AK HFC(2,9)                                         6.200      12/01/2021        06/01/2009 B           27,026,557
----------------------------------------------------------------------------------------------------------------------------------
     2,865,000  AK HFC, Series A                                    6.000      06/01/2027        06/01/2007 A            2,929,921
----------------------------------------------------------------------------------------------------------------------------------
       355,000  AK HFC, Series A-1                                  5.500      12/01/2017        12/01/2007 A              364,567
----------------------------------------------------------------------------------------------------------------------------------
        50,000  AK HFC, Series A-2                                  5.750      06/01/2024        12/01/2007 A               51,604
----------------------------------------------------------------------------------------------------------------------------------
    73,000,000  AK HFC, Series A-2                                  5.782 3    06/01/2037        12/01/2006 A           12,380,070
----------------------------------------------------------------------------------------------------------------------------------
        15,000  AK HFC, Series A-2                                  5.900      06/01/2014        12/01/2009 A               15,409
----------------------------------------------------------------------------------------------------------------------------------
        20,000  AK HFC, Series C                                    5.800      06/01/2029        06/01/2010 A               20,068
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  AK Industrial Devel. & Export
                Authority, Series A                                 5.200      04/01/2018        04/01/2008 A            5,128,100
----------------------------------------------------------------------------------------------------------------------------------
        25,000  AK Industrial Devel. & Export
                Authority, Series A                                 5.250      04/01/2023        04/01/2008 A               25,663
----------------------------------------------------------------------------------------------------------------------------------
        45,000  AK Industrial Devel. & Export
                Authority, Series A                                 5.900      04/01/2017        04/01/2007 A               46,355
----------------------------------------------------------------------------------------------------------------------------------
        25,000  AK Industrial Devel. & Export Authority,
                Series A                                            6.125      04/01/2027        04/01/2007 A               25,786
----------------------------------------------------------------------------------------------------------------------------------
        25,000  AK Northern Tobacco Securitization
                Corp. (TASC)                                        6.200      06/01/2022        06/01/2010 B               26,697
----------------------------------------------------------------------------------------------------------------------------------
     6,345,000  AK Northern Tobacco Securitization
                Corp. (TASC)                                        6.500      06/01/2031        06/01/2010 A            6,966,556
----------------------------------------------------------------------------------------------------------------------------------
        30,000  AK Student Loan Corp.                               5.750      07/01/2014        07/01/2007 A               30,387
                                                                                                                    --------------

                                                                                                                        55,037,740
----------------------------------------------------------------------------------------------------------------------------------
ARIZONA--1.3%
       125,000  AZ Health Facilities Authority
                (Phoenix Childrens Hospital)                        6.000      02/15/2032        02/15/2012 A              134,565
----------------------------------------------------------------------------------------------------------------------------------
        50,000  AZ Student Loan Acquisition
                Authority                                           5.900      05/01/2024        11/01/2011 A               52,954
----------------------------------------------------------------------------------------------------------------------------------
       130,000  AZ University Medical Center                        5.000      07/01/2021        01/01/2007 A              130,105
----------------------------------------------------------------------------------------------------------------------------------
     1,600,000  Goodyear, AZ IDA Water & Sewer
                (Litchfield Park Service Company)                   6.750      10/01/2031        10/01/2011 A            1,742,912
----------------------------------------------------------------------------------------------------------------------------------
     2,310,000  Hassayampa, AZ Community
                Facilities District (Hassayampa
                Village Community)                                  7.750      07/01/2021        01/01/2007 A            2,393,068


                  25 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ARIZONA Continued
$    1,365,000  Litchfield, AZ Park Community
                Facility District                                   6.375%     07/15/2026        07/15/2012 A       $    1,455,090
----------------------------------------------------------------------------------------------------------------------------------
     1,870,000  Maricopa County, AZ IDA (Christian
                Care Mesa II) 1                                     6.000      01/01/2014        07/01/2011 B            1,911,664
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Maricopa County, AZ IDA (Sun King
                Apartments) 1                                       5.875      11/01/2008        08/12/2007 C               78,039
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Maricopa County, AZ Pollution Control Corp.
                (Public Service Company of New Mexico)              5.750      11/01/2022        11/01/2006 A               35,396
----------------------------------------------------------------------------------------------------------------------------------
        55,000  Maricopa County, AZ Pollution Control Corp.
                (Public Service Company of New Mexico)              6.300      12/01/2026        12/01/2006 A               56,410
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Mesa, AZ IDA (Mesa Student Hsg.)                    6.000      07/01/2025        07/01/2011 A               64,924
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Phoenix, AZ Airport                                 6.400      07/01/2012        01/01/2007 A               15,029
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Phoenix, AZ Civic Improvement Corp.                 5.250      07/01/2032        07/01/2012 A               52,150
----------------------------------------------------------------------------------------------------------------------------------
       555,000  Phoenix, AZ Civic Improvement Corp.                 5.375      07/01/2029        07/01/2007 A              560,772
----------------------------------------------------------------------------------------------------------------------------------
     2,500,000  Phoenix, AZ Civic Improvement Corp.                 5.625      07/01/2013        07/01/2007 A            2,533,500
----------------------------------------------------------------------------------------------------------------------------------
     3,975,000  Phoenix, AZ IDA (Capitol Mews Apartments)           5.700      12/20/2040        12/20/2012 A            4,172,637
----------------------------------------------------------------------------------------------------------------------------------
     1,265,000  Phoenix, AZ IDA (Single Family Mtg.)                6.650      10/01/2029        10/15/2006 B            1,301,736
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Phoenix, AZ IDA (Ventana Palms Apartments)          6.150      10/01/2029        10/01/2009 A               52,815
----------------------------------------------------------------------------------------------------------------------------------
       940,000  Phoenix, AZ IDA (Ventana Palms Apartments)          6.200      10/01/2034        10/01/2009 A              993,129
----------------------------------------------------------------------------------------------------------------------------------
       200,000  Pima County, AZ IDA
                (International Studies Academy)                     6.750      07/01/2031        07/01/2011 A              212,244
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Pima County, AZ Junior College District             7.000      07/01/2009        01/01/2007 A               15,341
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Scottsdale, AZ IDA (Scottsdale Memorial
                Hospitals)                                          5.500      09/01/2012        04/28/2010 C                5,321
----------------------------------------------------------------------------------------------------------------------------------
       800,000  Tucson, AZ IDA (Joint Single Family Mtg.)           5.250      07/01/2038        01/01/2013 B              816,712
----------------------------------------------------------------------------------------------------------------------------------
     3,675,000  Tucson, AZ IDA (Joint Single Family Mtg.)           5.350      01/01/2038        12/01/2015 B            3,913,838
----------------------------------------------------------------------------------------------------------------------------------
     1,750,000  Verrado, AZ Community Facilities District           6.500      07/15/2027        07/15/2013 A            1,890,595
                                                                                                                    --------------
                                                                                                                        24,590,946
----------------------------------------------------------------------------------------------------------------------------------
ARKANSAS--0.5%
        20,000  AR Devel. Finance Authority (Ark-Tenn
                Holding/Environment Filter Obligated Group)         5.400      11/01/2011        11/01/2006 A               20,223
----------------------------------------------------------------------------------------------------------------------------------
        35,000  AR Devel. Finance Authority
                (Clark County Industrial Council)                   5.600      05/01/2008        11/01/2006 A               35,043
----------------------------------------------------------------------------------------------------------------------------------
       390,000  AR Devel. Finance Authority
                (Single Family Mtg.)                                5.300      07/01/2024        07/01/2012 A              399,953
----------------------------------------------------------------------------------------------------------------------------------
     5,660,000  AR Devel. Finance Authority
                (Single Family Mtg.)                                5.625      01/01/2035        01/01/2016 A            6,055,860
----------------------------------------------------------------------------------------------------------------------------------
        10,000  AR Devel. Finance Authority, Series B               5.800      01/01/2023        07/01/2009 A               10,217
----------------------------------------------------------------------------------------------------------------------------------
       105,000  AR Devel. Finance Authority, Series H               6.100      07/01/2030        01/01/2009 A              107,358
----------------------------------------------------------------------------------------------------------------------------------
       900,000  Greater AR Hsg. Assistance Corp.
                (Hicky Garden Apartments)                           6.000      01/01/2023        01/01/2007 A              913,221
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Northwest AR Regional Airport Authority             5.250      02/01/2023        02/01/2013 A            1,033,940


                  26 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ARKANSAS Continued
$       40,000  Pope County, AR Pollution Control
                (Arkansas Power & Light Company)                    6.100%     12/01/2016        12/01/2006 A       $       40,078
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Pope County, AR Pollution Control
                (Arkansas Power & Light Company)                    6.300      12/01/2016        12/01/2006 A               40,085
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Pope County, AR Pollution Control
                (Arkansas Power & Light Company)                    6.300      12/01/2016        12/01/2006 A               45,077
----------------------------------------------------------------------------------------------------------------------------------
       510,000  Pope County, AR Pollution Control
                (Arkansas Power & Light Company)                    6.300      11/01/2020        11/01/2006 A              510,938
----------------------------------------------------------------------------------------------------------------------------------
       875,000  Warren, AR Solid Waste Disposal
                (Potlatch Corp.)                                    7.500      08/01/2013        02/01/2007 A              876,251
                                                                                                                    --------------
                                                                                                                        10,088,244
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--8.8%
    19,000,000  Anaheim, CA Public Financing
                Authority RITES 4,10                                9.321  7   12/28/2018        12/01/2007 A           20,992,530
----------------------------------------------------------------------------------------------------------------------------------
     7,440,000  CA County Tobacco Securitization
                Agency (TASC)                                       0.000  5   06/01/2021        03/15/2014 B            6,304,805
----------------------------------------------------------------------------------------------------------------------------------
     5,500,000  CA County Tobacco Securitization
                Agency (TASC)                                       0.000  5   06/01/2028        09/14/2018 B            4,621,925
----------------------------------------------------------------------------------------------------------------------------------
    13,095,000  CA County Tobacco Securitization
                Agency (TASC)                                       0.000  5   06/01/2036        12/01/2018 A           10,992,991
----------------------------------------------------------------------------------------------------------------------------------
     3,000,000  CA County Tobacco Securitization
                Agency (TASC)                                       0.000  5   06/01/2041        12/01/2018 A            2,518,440
----------------------------------------------------------------------------------------------------------------------------------
     3,125,000  CA County Tobacco Securitization
                Agency (TASC)                                       5.500      06/01/2033        06/01/2012 A            3,224,438
----------------------------------------------------------------------------------------------------------------------------------
     3,740,000  CA County Tobacco Securitization
                Agency (TASC)                                       5.750      06/01/2029        12/01/2012 B            3,904,897
----------------------------------------------------------------------------------------------------------------------------------
     1,175,000  CA County Tobacco Securitization
                Agency (TASC)                                       5.750      06/01/2030        06/04/2012 B            1,226,806
----------------------------------------------------------------------------------------------------------------------------------
     2,770,000  CA County Tobacco Securitization
                Agency (TASC)                                       5.875      06/01/2027        06/01/2012 A            2,909,109
----------------------------------------------------------------------------------------------------------------------------------
     2,505,000  CA County Tobacco Securitization
                Agency (TASC)                                       5.875      06/01/2043        06/01/2012 A            2,628,271
----------------------------------------------------------------------------------------------------------------------------------
     5,615,000  CA County Tobacco Securitization
                Agency (TASC)                                       6.000      06/01/2029        06/01/2012 A            5,945,667
----------------------------------------------------------------------------------------------------------------------------------
       135,000  CA County Tobacco Securitization
                Agency (TASC)                                       6.000      06/01/2042        06/01/2012 A              142,642
----------------------------------------------------------------------------------------------------------------------------------
   207,670,000  CA County Tobacco Securitization
                Agency (TASC)                                       6.176  3   06/01/2050        01/01/2026 C           14,443,449
----------------------------------------------------------------------------------------------------------------------------------
    18,985,000  CA Golden State Tobacco
                Securitization Corp.                                6.250      06/01/2033        09/11/2012 B           20,926,216
----------------------------------------------------------------------------------------------------------------------------------
       410,000  CA Golden State Tobacco
                Securitization Corp.                                6.625      06/01/2040        06/01/2013 A              460,959
----------------------------------------------------------------------------------------------------------------------------------
     4,940,000  CA Golden State Tobacco
                Securitization Corp.                                6.750      06/01/2039        06/01/2013 A            5,598,453


                  27 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$    3,450,000  CA Golden State Tobacco
                Securitization Corp. (TASC)                         7.800%     06/01/2042        06/01/2013 A       $    4,211,933
----------------------------------------------------------------------------------------------------------------------------------
     1,200,000  CA Golden State Tobacco
                Securitization Corp. (TASC)                         7.875      06/01/2042        06/01/2013 A            1,470,252
----------------------------------------------------------------------------------------------------------------------------------
       190,000  CA Golden State Tobacco
                Securitization Corp. (TASC)                         7.875      06/01/2042        06/01/2013 A              232,790
----------------------------------------------------------------------------------------------------------------------------------
     7,350,000  CA Golden State Tobacco
                Securitization Corp. (TASC)                         7.900      06/01/2042        06/01/2013 A            9,015,951
----------------------------------------------------------------------------------------------------------------------------------
     3,085,000  CA Statewide CDA (Fairfield
                Apartments)                                         6.500      01/01/2016        10/10/2011 C            3,085,648
----------------------------------------------------------------------------------------------------------------------------------
     3,000,000  Kern County, CA Hsg. Authority
                (Pioneer Pines)                                     6.150      10/20/2043        10/20/2012 A            3,311,520
----------------------------------------------------------------------------------------------------------------------------------
     3,575,000  Lake Elsinore, CA Public Financing
                Authority, Series F                                 7.100      09/01/2020        09/01/2007 A            3,740,237
----------------------------------------------------------------------------------------------------------------------------------
       150,000  Los Angeles, CA Regional Airports
                Improvement Corp. (Delta-
                Continental Airlines)                               9.250      08/01/2024        02/01/2007 A              150,320
----------------------------------------------------------------------------------------------------------------------------------
    10,675,000  Northern CA Tobacco Securitization
                Authority (TASC)                                    0.000 5    06/01/2027        06/12/2016 B           10,111,040
----------------------------------------------------------------------------------------------------------------------------------
    14,190,000  Northern CA Tobacco Securitization
                Authority (TASC)                                    4.750      06/01/2023        07/18/2011 B           14,400,863
----------------------------------------------------------------------------------------------------------------------------------
       500,000  Riverside County, CA Public
                Financing Authority COP                             5.750      05/15/2019        05/15/2009 A              519,430
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  San Francisco City & County, CA COP
                (San Bruno Jail) 1                                  5.250      10/01/2033        10/01/2008 A            2,092,180
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  San Marcos, CA Special Tax                          5.900      09/01/2028        03/01/2012 A            2,093,800
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  Santa Rosa, CA Rancheria Tachi Yokut
                Tribe Enterprise                                    4.500      03/01/2011        04/08/2009 C            1,990,820
----------------------------------------------------------------------------------------------------------------------------------
     6,000,000  Santa Rosa, CA Rancheria Tachi Yokut
                Tribe Enterprise                                    6.125      03/01/2013        04/06/2011 C            6,432,960
                                                                                                                    --------------

                                                                                                                       169,701,342
----------------------------------------------------------------------------------------------------------------------------------
COLORADO--0.8%
     1,825,000  Adams County, CO Hsg. Authority
                (Aztec Villa Apartments)                            5.850      12/01/2027        12/01/2009 A            1,882,907
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Boulder County, CO Multifamily Hsg.
                (Legacy Apartments)                                 6.100      11/20/2025        11/20/2006 A               15,236
----------------------------------------------------------------------------------------------------------------------------------
        90,000  CO Health Facilities Authority (Northern
                Colorado Medical Center)                            6.000      05/15/2020        11/15/2006 A               95,624
----------------------------------------------------------------------------------------------------------------------------------
        40,000  CO Health Facilities Authority (Sisters of
                Charity Health Care Systems)                        5.250      05/15/2014        05/15/2007 A               40,045
----------------------------------------------------------------------------------------------------------------------------------
       780,000  CO Hsg. & Finance Authority (Single Family)         5.483 3    11/01/2029        05/01/2010 A              217,058
----------------------------------------------------------------------------------------------------------------------------------
       785,000  CO Hsg. & Finance Authority (Single Family)         5.900      08/01/2023        08/01/2008 B              815,733
----------------------------------------------------------------------------------------------------------------------------------
        20,000  CO Hsg. & Finance Authority (Single Family)         6.050      10/01/2016        04/01/2016 A               20,722
----------------------------------------------------------------------------------------------------------------------------------
       375,000  CO Hsg. & Finance Authority (Single Family)         6.450      04/01/2030        04/01/2009 A              379,939


                  28 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
COLORADO Continued
$    2,485,000  CO Hsg. & Finance Authority (Single Family)         6.800%     04/01/2030        11/01/2006 B       $    2,522,648
----------------------------------------------------------------------------------------------------------------------------------
        40,000  CO Hsg. & Finance Authority (Single Family)         7.450      10/01/2016        12/08/2007 B               41,138
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CO Hsg. & Finance Authority (Single Family)         7.450      11/01/2027        11/01/2012 A               10,170
----------------------------------------------------------------------------------------------------------------------------------
         7,000  CO Hsg. & Finance Authority, Series A               7.400      11/01/2027        11/01/2006 B                7,122
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CO Hsg. & Finance Authority, Series A-4             6.250      10/01/2013        10/01/2006 A               25,265
----------------------------------------------------------------------------------------------------------------------------------
       500,000  CO Hsg. & Finance Authority, Series B-2             6.400      10/01/2027        10/01/2006 A              511,470
----------------------------------------------------------------------------------------------------------------------------------
       125,000  CO Hsg. & Finance Authority, Series C-2             6.875      11/01/2028        03/01/2007 B              125,473
----------------------------------------------------------------------------------------------------------------------------------
       425,000  CO Hsg. & Finance Authority, Series D-2             6.350      11/01/2029        02/02/2007 B              428,902
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CO Water Resources & Power
                Devel. Authority, Series A                          5.600      11/01/2017        11/01/2007 A               10,297
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Colorado Springs, CO Airport                        5.250      01/01/2022        01/01/2007 A               45,144
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Colorado Springs, CO Airport                        5.500      01/01/2022        01/01/2007 A              100,370
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  Denver, CO City & County Airport, Series A 2,9      6.000      11/15/2014        11/15/2010 B            2,161,770
----------------------------------------------------------------------------------------------------------------------------------
     3,000,000  Denver, CO City & County Airport, Series A 2,9      6.000      11/15/2015        11/15/2010 B            3,259,950
----------------------------------------------------------------------------------------------------------------------------------
     1,500,000  Denver, CO City & County Airport RITES              8.005 7    11/15/2016        11/15/2010 A            1,745,625
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Denver, CO City & County Airport RITES              8.005 7    11/15/2018        11/15/2010 A            1,158,200
----------------------------------------------------------------------------------------------------------------------------------
       510,000  Denver, CO Urban Renewal Authority                  9.125      09/01/2017        03/01/2007 A              517,390
----------------------------------------------------------------------------------------------------------------------------------
       500,000  Southlands, CO Medical District                     6.750      12/01/2016        12/01/2014 A              552,245
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Stonegate Village, CO Metropolitan District         5.500      12/01/2021        12/01/2006 A               10,129
                                                                                                                    --------------

                                                                                                                        16,700,572
----------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--0.9%
        30,000  CT Airport (Bradley International Airport)          5.125      10/01/2026        04/01/2012 A               31,156
----------------------------------------------------------------------------------------------------------------------------------
        60,000  CT Devel. Authority (Bridgeport
                Hydraulic Company)                                  6.000      09/01/2036        03/01/2007 A               61,310
----------------------------------------------------------------------------------------------------------------------------------
       165,000  CT Devel. Authority (Bridgeport
                Hydraulic Company)                                  6.000      09/01/2036        03/01/2007 A              168,602
----------------------------------------------------------------------------------------------------------------------------------
       110,000  CT Devel. Authority (Bridgeport
                Hydraulic Company)                                  6.150      04/01/2035        04/01/2007 A              113,528
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  CT Devel. Authority (Mary Wade Home)                6.375      12/01/2018        12/01/2009 A            1,088,140
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  CT Devel. Authority Airport Facility (Learjet)      7.950      04/01/2026        10/01/2014 A            2,411,740
----------------------------------------------------------------------------------------------------------------------------------
       535,000  CT Devel. Authority Pollution Control
                (Connecticut Light & Power Company)                 5.850      09/01/2028        10/01/2008 A              559,760
----------------------------------------------------------------------------------------------------------------------------------
     3,335,000  CT Devel. Authority Pollution Control
                (Connecticut Light & Power Company)                 5.950      09/01/2028        10/01/2008 A            3,497,481
----------------------------------------------------------------------------------------------------------------------------------
        70,000  CT H&EFA (3030 Park Fairfield
                Health Center)                                      6.000      11/01/2015        11/01/2006 A               71,511
----------------------------------------------------------------------------------------------------------------------------------
        90,000  CT H&EFA (Bridgeport Hospital)                      5.375      07/01/2019        07/01/2008 A               91,906
----------------------------------------------------------------------------------------------------------------------------------
       100,000  CT H&EFA (Bridgeport Hospital)                      5.375      07/01/2025        01/01/2007 A              102,113
----------------------------------------------------------------------------------------------------------------------------------
        30,000  CT H&EFA (Bridgeport Hospital)                      6.625      07/01/2018        01/01/2007 A               30,076
----------------------------------------------------------------------------------------------------------------------------------
       160,000  CT H&EFA (DKH/CHHC/HNE
                Obligated Group)                                    5.375      07/01/2026        01/01/2007 A              163,381
----------------------------------------------------------------------------------------------------------------------------------
        30,000  CT H&EFA (Lawrence & Memorial Hospital)             5.000      07/01/2022        01/01/2007 A               30,024


                  29 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT Continued
$       45,000  CT H&EFA (Loomis Chaffee)                           5.500%     07/01/2026        01/01/2007 A       $       45,510
----------------------------------------------------------------------------------------------------------------------------------
     1,265,000  CT H&EFA (New Britain General
                Hospital), Series B                                 6.000      07/01/2024        01/01/2007 A            1,289,554
----------------------------------------------------------------------------------------------------------------------------------
        30,000  CT H&EFA (Pope John Paul II
                Center for Health)                                  6.250      11/01/2013        11/01/2006 A               30,059
----------------------------------------------------------------------------------------------------------------------------------
        80,000  CT HFA                                              5.100      11/15/2029        05/15/2013 A               82,190
----------------------------------------------------------------------------------------------------------------------------------
        55,000  CT HFA 1                                            6.000      11/15/2027        11/15/2008 A               56,174
----------------------------------------------------------------------------------------------------------------------------------
        95,000  CT HFA, Series G 1                                  5.950      11/15/2017        11/15/2008 A               97,034
----------------------------------------------------------------------------------------------------------------------------------
     1,560,000  CT Resource Recovery Authority
                (Browning-Ferris Industries)                        6.450      11/15/2022        11/15/2006 A            1,591,200
----------------------------------------------------------------------------------------------------------------------------------
       110,000  CT Special Obligaton Parking
                (Bradley International Airport Parking)             6.600      07/01/2024        07/01/2010 A              120,430
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Eastern CT Res Rec (Wheelabrator Lisbon)            5.300      01/01/2007        01/01/2007                 25,025
----------------------------------------------------------------------------------------------------------------------------------
        85,000  Eastern CT Res Rec (Wheelabrator Lisbon)            5.500      01/01/2014        01/01/2007 A               85,408
----------------------------------------------------------------------------------------------------------------------------------
     3,945,000  Eastern CT Res Rec (Wheelabrator Lisbon) 1          5.500      01/01/2020        01/01/2007 A            3,947,367
----------------------------------------------------------------------------------------------------------------------------------
       600,000  Mashantucket, CT Western Pequot
                Tribe, Series B                                     5.600      09/01/2009        09/01/2007 A              619,842
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Sprague, CT Environmental Improvement
                (International Paper Company)                       5.700      10/01/2021        10/01/2009 A            1,030,840
                                                                                                                    --------------

                                                                                                                        17,441,361
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE--0.9%
        25,000  DE EDA (General Motors Corp.)                       5.600      04/01/2009        04/01/2009                 24,521
----------------------------------------------------------------------------------------------------------------------------------
       300,000  DE EDA (United Waterworks)                          6.200      06/01/2025        12/01/2006 A              303,576
----------------------------------------------------------------------------------------------------------------------------------
        20,000  DE Hsg. Authority (Multifamily Mtg.)                7.375      01/01/2015        09/11/2011 C               19,997
----------------------------------------------------------------------------------------------------------------------------------
        10,000  DE Hsg. Authority (Single Family Mtg.)              6.050      07/01/2028        07/01/2009 A               10,197
----------------------------------------------------------------------------------------------------------------------------------
    10,000,000  DE Hsg. Authority (Single Family Mtg.)              6.200      07/01/2037        06/15/2011 B           10,965,000
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  DE Hsg. Authority (Single Family Mtg.)              6.250      07/01/2037        08/24/2011 B            5,493,050
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Wilmington, DE GO                                   6.200      10/01/2016        10/01/2006 A               10,220
                                                                                                                    --------------

                                                                                                                        16,826,561
----------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--1.9%
       200,000  District of Columbia (James F. Oyster
                Elementary School)                                  6.450      11/01/2034        11/01/2010 A              217,402
----------------------------------------------------------------------------------------------------------------------------------
       310,000  District of Columbia HFA (Single Family),
                Series A                                            6.850      06/01/2031        06/28/2007 B              311,792
----------------------------------------------------------------------------------------------------------------------------------
        25,000  District of Columbia HFA (Single Family),
                Series B                                            5.900      12/01/2028        06/01/2009 A               25,433
----------------------------------------------------------------------------------------------------------------------------------
     1,895,000  District of Columbia Tobacco Settlement
                Financing Corp.                                     6.250      05/15/2024        11/15/2011 B            2,022,913
----------------------------------------------------------------------------------------------------------------------------------
       110,000  District of Columbia Tobacco Settlement
                Financing Corp.                                     6.500      05/15/2033        08/06/2019 C              129,415
----------------------------------------------------------------------------------------------------------------------------------
    11,205,000  District of Columbia Tobacco Settlement
                Financing Corp.                                     6.750      05/15/2040        05/15/2011 A           12,259,503


                  30 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA Continued
$  232,000,000  District of Columbia Tobacco Settlement
                Financing Corp. (TASC)                              6.250% 3   06/15/2046        06/15/2016 C       $   20,622,480
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Metropolitan Washington D.C. Airport
                Authority, Series A                                 5.250      10/01/2032        10/01/2012 A               20,975
----------------------------------------------------------------------------------------------------------------------------------
       110,000  Metropolitan Washington D.C. Airport
                Authority, Series B                                 5.500      10/01/2023        10/01/2009 A              112,350
                                                                                                                    --------------
                                                                                                                        35,722,263
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA--6.9%
        15,000  Baker County, FL Hospital Authority                 5.300      12/01/2023        12/01/2008 A               15,424
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Bay County, FL Water System                         6.250      09/01/2014        03/01/2007 A               25,052
----------------------------------------------------------------------------------------------------------------------------------
       950,000  Bonnet Creek, FL Resort Community Devel.
                District Special Assessment                         7.125      05/01/2012        01/10/2010 C            1,045,133
----------------------------------------------------------------------------------------------------------------------------------
     6,000,000  Brevard County, FL Health Facilities Authority
                (Holmes Regional Medical Center)                    5.600      10/01/2010        10/01/2006 A            6,068,460
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Brevard County, FL Health Facilities Authority
                (Holmes Regional Medical Center)                    5.625      10/01/2014        10/01/2006 A              101,140
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Brevard County, FL Industrial Devel.
                (The Kroger Company)                                7.250      01/01/2009        01/01/2007 A               35,072
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  Broward County, FL Airport Facilities (Learjet) 1   7.500      11/01/2020        11/01/2014 A            2,348,300
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Broward County, FL Airport System                   5.250      10/01/2026        10/01/2012 A               83,855
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Broward County, FL Airport System
                (Passenger Facility)                                5.250      10/01/2015        10/01/2008 A               77,578
----------------------------------------------------------------------------------------------------------------------------------
       445,000  Broward County, FL HFA                              5.400      10/01/2038        04/01/2016 A              455,226
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Broward County, FL HFA (Bridgewater
                Place Apartments)                                   5.500      04/01/2041        10/01/2011 A               25,618
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Broward County, FL HFA (Pompano Oaks
                Apartments)                                         6.100      12/01/2038        06/01/2007 A               41,106
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Broward County, FL HFA Single Family Mtg.,
                Series A                                            6.200      04/01/2030        04/01/2009 A               15,391
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Broward County, FL Port Facilities                  5.000      09/01/2027        09/01/2009 A              101,707
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Charlotte County, FL Utilities                      5.625      10/01/2016        10/01/2006 A               25,541
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Charlotte County, FL Utilities                      5.625      10/01/2021        10/01/2006 A               25,541
----------------------------------------------------------------------------------------------------------------------------------
       560,000  Clay County, FL HFA (Single Family Mtg.)            5.450      04/01/2031        10/01/2007 B              569,856
----------------------------------------------------------------------------------------------------------------------------------
        95,000  Clay County, FL HFA (Single Family Mtg.)            6.550      03/01/2028        03/01/2007 A               97,118
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Collier County, FL HFA (Whistlers Green
                Apartments)                                         5.400      12/01/2027        12/01/2011 A               30,628
----------------------------------------------------------------------------------------------------------------------------------
       775,000  Collier County, FL IDA (Allete)                     6.500      10/01/2025        01/01/2007 A              791,818
----------------------------------------------------------------------------------------------------------------------------------
     2,400,000  Concorde Estates, FL Community
                Devel. District                                     5.000      05/01/2011        05/01/2007 C            2,403,408
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Dade County, FL Aviation
                (Miami International Airport)                       5.125      10/01/2013        10/01/2007 A               25,652
----------------------------------------------------------------------------------------------------------------------------------
     2,530,000  Dade County, FL Aviation
                (Miami International Airport)                       5.750      10/01/2026        10/01/2008 A            2,584,269


                  31 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$    2,280,000  Dade County, FL Aviation, Series A                  5.750%     10/01/2011        10/01/2006 A       $    2,328,701
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Dade County, FL Aviation, Series A                  5.750      10/01/2012        10/01/2006 A               35,748
----------------------------------------------------------------------------------------------------------------------------------
     5,450,000  Dade County, FL Aviation, Series A                  5.750      10/01/2015        10/01/2006 A            5,567,284
----------------------------------------------------------------------------------------------------------------------------------
       175,000  Dade County, FL Aviation, Series A                  5.750      10/01/2018        10/01/2006 A              178,754
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Dade County, FL Educational Facilities
                Authority (University of Miami)                     5.750      04/01/2020        10/01/2006 A               25,541
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Dade County, FL Educational Facilities
                Authority (University of Miami)                     5.750      04/01/2020        10/01/2006 A               71,513
----------------------------------------------------------------------------------------------------------------------------------
       145,000  Dade County, FL GO (Seaport)                        5.125      10/01/2026        10/01/2007 A              148,031
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Dade County, FL Health Facilities Authority
                (Baptist Hospital of Miami)                         5.250      05/15/2013        11/15/2006 A               30,034
----------------------------------------------------------------------------------------------------------------------------------
       120,000  Dade County, FL Health Facilities Authority
                (Baptist Hospital of Miami)                         5.250      05/15/2021        11/15/2006 A              120,125
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Dade County, FL Health Facilities Authority
                (Baptist Hospital of Miami)                         5.250      05/15/2021        05/15/2007 A               20,021
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Dade County, FL Res Rec                             5.500      10/01/2010        10/01/2006 A               51,056
----------------------------------------------------------------------------------------------------------------------------------
       105,000  Dade County, FL Res Rec                             5.500      10/01/2013        10/01/2006 A              107,204
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Dade County, FL Seaport                             5.500      10/01/2026        10/01/2006 A               71,494
----------------------------------------------------------------------------------------------------------------------------------
     1,440,000  Dade County, FL Seaport                             5.750      10/01/2015        10/01/2006 A            1,456,733
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Duval County, FL HFA (Single Family Mtg.)           5.950      04/01/2030        04/01/2009 A                5,127
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  East Homestead, FL Community
                Devel. District                                     5.000      05/01/2011        04/01/2008 C            1,007,900
----------------------------------------------------------------------------------------------------------------------------------
       155,000  Edgewater, FL Water & Sewer                         5.500      10/01/2021        10/01/2006 A              155,226
----------------------------------------------------------------------------------------------------------------------------------
       115,000  Escambia County, FL Health Facilities
                Authority (Baptist Manor)                           5.125      10/01/2019        10/01/2010 A              117,582
----------------------------------------------------------------------------------------------------------------------------------
     7,140,000  Escambia County, FL Health Facilities
                Authority 2,9                                       5.950      07/01/2020         07/01/2020             7,477,472
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Escambia County, FL HFA (Multi-County)              6.400      10/01/2030        04/01/2010 A                5,060
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Escambia County, FL HFA (Multi-County),
                Series A                                            6.100      04/01/2030        04/01/2007 A               10,260
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Escambia County, FL HFA (Multi-County),
                Series C                                            5.875      10/01/2028        10/01/2008 A               45,935
----------------------------------------------------------------------------------------------------------------------------------
       645,000  Escambia County, FL Pollution Control
                (Champion International Corp.)                      5.875      06/01/2022        12/01/2006 A              645,445
----------------------------------------------------------------------------------------------------------------------------------
     3,270,000  Escambia County, FL Pollution Control
                (Champion International Corp.) 1                    6.400      09/01/2030        09/01/2008 A            3,338,278
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Escambia County, FL School Board COP                5.500      02/01/2016        02/01/2007 A                5,107
----------------------------------------------------------------------------------------------------------------------------------
     2,280,000  Fiddlers Creek, FL Community Devel. District        5.800      05/01/2021        05/01/2010 A            2,301,569
----------------------------------------------------------------------------------------------------------------------------------
     1,045,000  Fiddlers Creek, FL Community Devel. District        5.875      05/01/2021        05/01/2009 A            1,095,359
----------------------------------------------------------------------------------------------------------------------------------
        25,000  FL Agriculture & Mechanical University
                (Student Apartment Facility)                        5.625      07/01/2021        01/01/2007 A               25,289
----------------------------------------------------------------------------------------------------------------------------------
       135,000  FL Agriculture & Mechanical University
                (Student Apartment Facility)                        5.625      07/01/2025        01/01/2007 A              136,548


                  32 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$       25,000  FL Agriculture & Mechanical University
                (Student Apartment Facility)                        6.500%     07/01/2023        01/01/2007 A       $       25,137
----------------------------------------------------------------------------------------------------------------------------------
     4,465,000  FL Gateway Services Community Devel.
                District Special Assessment (Sun City Center)       5.500      05/01/2010        02/15/2007 C            4,493,174
----------------------------------------------------------------------------------------------------------------------------------
        20,000  FL GO (Jefferson County Road)                       5.900      05/01/2010        05/01/2007 A               20,037
----------------------------------------------------------------------------------------------------------------------------------
       125,000  FL HFA                                              6.300      09/01/2036        03/01/2007 A              127,611
----------------------------------------------------------------------------------------------------------------------------------
        30,000  FL HFA                                              6.350      07/01/2028        01/01/2009 A               30,343
----------------------------------------------------------------------------------------------------------------------------------
        30,000  FL HFA 1                                            6.350      07/01/2028        01/01/2007 A               30,710
----------------------------------------------------------------------------------------------------------------------------------
        15,000  FL HFA (Aloma Bend)                                 5.350      12/01/2027        12/01/2007 A               15,510
----------------------------------------------------------------------------------------------------------------------------------
        25,000  FL HFA (Driftwood Terrace)                          7.650      12/20/2031        12/20/2006 A               25,817
----------------------------------------------------------------------------------------------------------------------------------
        40,000  FL HFA (Holly Cove Apartments)                      6.250      10/01/2035        10/01/2007 A               40,436
----------------------------------------------------------------------------------------------------------------------------------
        25,000  FL HFA (Indian Run Apartments) 1                    6.100      12/01/2026        12/01/2008 A               25,546
----------------------------------------------------------------------------------------------------------------------------------
        15,000  FL HFA (Landings at Sea Forest)                     5.850      12/01/2018        12/01/2008 A               15,324
----------------------------------------------------------------------------------------------------------------------------------
        25,000  FL HFA (Landings at Sea Forest)                     6.050      12/01/2036        12/01/2007 A               25,538
----------------------------------------------------------------------------------------------------------------------------------
        25,000  FL HFA (Landings Boot Ranch)                        5.875      11/01/2015        11/01/2006 A               25,452
----------------------------------------------------------------------------------------------------------------------------------
       205,000  FL HFA (Landings Boot Ranch)                        6.100      11/01/2035        11/01/2006 A              209,680
----------------------------------------------------------------------------------------------------------------------------------
         5,000  FL HFA (Mariner Club Apartments), Series K-1        6.375      09/01/2036        03/01/2007 A                5,147
----------------------------------------------------------------------------------------------------------------------------------
       100,000  FL HFA (Reserve at Kanpaha)                         5.500      07/01/2020        07/01/2007 A              102,681
----------------------------------------------------------------------------------------------------------------------------------
        60,000  FL HFA (Reserve at North Shore)                     5.500      11/01/2020        05/01/2009 A               61,338
----------------------------------------------------------------------------------------------------------------------------------
        25,000  FL HFA (Reserve at North Shore)                     5.600      11/01/2027        05/01/2009 A               25,499
----------------------------------------------------------------------------------------------------------------------------------
        80,000  FL HFA (Riverfront Apartments)                      6.200      04/01/2027        04/01/2007 A               82,136
----------------------------------------------------------------------------------------------------------------------------------
        15,000  FL HFA (Sarah's Place Apartments)                   5.250      05/01/2022        05/01/2010 A               15,326
----------------------------------------------------------------------------------------------------------------------------------
         5,000  FL HFA (Stoddert Arms Apartments)                   5.900      09/01/2010        03/01/2007 A                5,105
----------------------------------------------------------------------------------------------------------------------------------
        75,000  FL HFA (Stoddert Arms Apartments) 1                 6.300      09/01/2036        03/01/2007 A               76,568
----------------------------------------------------------------------------------------------------------------------------------
        15,000  FL HFA (Villas of Capri)                            6.100      04/01/2017        10/01/2006 A               15,313
----------------------------------------------------------------------------------------------------------------------------------
        15,000  FL HFA (Willow Lake Apartments)                     5.400      01/01/2032        01/01/2008 A               15,308
----------------------------------------------------------------------------------------------------------------------------------
        15,000  FL HFA (Windchase Apartments), Series C             5.900      12/01/2027        06/01/2009 A               15,396
----------------------------------------------------------------------------------------------------------------------------------
       195,000  FL HFA (Worthington Apartments)                     6.050      12/01/2025        12/01/2007 A              197,703
----------------------------------------------------------------------------------------------------------------------------------
        15,000  FL HFA (Worthington Apartments)                     6.200      12/01/2035        12/01/2006 A               15,233
----------------------------------------------------------------------------------------------------------------------------------
        45,000  FL HFA, Series 3 1                                  6.200      07/01/2016        01/01/2009 A               46,017
----------------------------------------------------------------------------------------------------------------------------------
        20,000  FL HFA, Series 3 1                                  6.300      07/01/2024        01/01/2007 A               21,256
----------------------------------------------------------------------------------------------------------------------------------
        25,000  FL HFA, Series A                                    6.400      06/01/2024        12/01/2006 A               25,546
----------------------------------------------------------------------------------------------------------------------------------
       190,000  FL HFC                                              5.440 3    07/01/2030        01/01/2011 A               52,220
----------------------------------------------------------------------------------------------------------------------------------
        20,000  FL HFC                                              5.900      07/01/2021        07/01/2009 A               20,097
----------------------------------------------------------------------------------------------------------------------------------
        10,000  FL HFC                                              5.950      01/01/2032        01/01/2010 A               10,354
----------------------------------------------------------------------------------------------------------------------------------
        20,000  FL HFC (Ashton Lake Apartments)                     5.875      01/01/2041        01/01/2011 A               20,808
----------------------------------------------------------------------------------------------------------------------------------
       430,000  FL HFC (Bernwood Trace Associates)                  5.832 3    12/01/2029        12/01/2011 A              111,619
----------------------------------------------------------------------------------------------------------------------------------
        50,000  FL HFC (Grande Court Boggy Creek)                   5.000      09/01/2021        09/01/2012 A               51,272
----------------------------------------------------------------------------------------------------------------------------------
        15,000  FL HFC (Hampton Court Apartments)                   5.600      03/01/2032        03/01/2009 A               15,435
----------------------------------------------------------------------------------------------------------------------------------
        35,000  FL HFC (Homeowner Mtg.)                             5.350      01/01/2021        01/01/2008 B               35,671
----------------------------------------------------------------------------------------------------------------------------------
       270,000  FL HFC (Homeowner Mtg.)                             5.580 3    01/01/2029        06/01/2009 A               78,902


                  33 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$       35,000  FL HFC (Homeowner Mtg.)                             5.750%     07/01/2017        07/01/2009 A       $       35,155
----------------------------------------------------------------------------------------------------------------------------------
    10,000,000  FL HFC (Homeowner Mtg.)                             5.750      01/01/2037        01/01/2016 A           10,756,600
----------------------------------------------------------------------------------------------------------------------------------
        10,000  FL HFC (Homeowner Mtg.)                             5.900      07/01/2029        07/01/2009 A               10,151
----------------------------------------------------------------------------------------------------------------------------------
       100,000  FL HFC (Logan Heights Apartments)                   5.850      10/01/2033        10/01/2011 A              104,068
----------------------------------------------------------------------------------------------------------------------------------
       100,000  FL HFC (Logan Heights Apartments)                   6.000      10/01/2039        10/01/2009 A              106,290
----------------------------------------------------------------------------------------------------------------------------------
        25,000  FL HFC (Marina Bay Apartments)                      5.750      08/01/2033        02/01/2011 A               25,805
----------------------------------------------------------------------------------------------------------------------------------
        20,000  FL HFC (Peacock Run Apartments)                     5.400      08/01/2042        08/01/2012 A               20,572
----------------------------------------------------------------------------------------------------------------------------------
        50,000  FL HFC (Raceway Pointe Partners)                    5.750      09/01/2027        09/01/2011 A               52,366
----------------------------------------------------------------------------------------------------------------------------------
     5,780,000  FL HFC (Raintree Apartments)                        6.050      03/01/2042        09/01/2010 A            6,211,072
----------------------------------------------------------------------------------------------------------------------------------
        15,000  FL HFC (River Trace Senior Apartments)              5.700      07/01/2035        01/01/2011 A               15,448
----------------------------------------------------------------------------------------------------------------------------------
        15,000  FL HFC (Seminole Ridge Apartments)                  6.000      10/01/2029        10/01/2009 A               15,799
----------------------------------------------------------------------------------------------------------------------------------
        45,000  FL HFC (Waverly Apartments)                         6.200      07/01/2035        07/01/2010 A               47,863
----------------------------------------------------------------------------------------------------------------------------------
        30,000  FL HFC (Winterlakes Sanctuary), Series H-1          6.000      09/01/2032        09/01/2011 A               31,387
----------------------------------------------------------------------------------------------------------------------------------
        15,000  FL HFC (Woodridge Apartments)                       6.000      10/01/2039        10/01/2009 A               15,753
----------------------------------------------------------------------------------------------------------------------------------
        95,000  FL Ports Financing Commission                       5.375      06/01/2016        06/01/2007 A               97,770
----------------------------------------------------------------------------------------------------------------------------------
     1,575,000  FL Ports Financing Commission                       5.375      06/01/2027        06/01/2007 A            1,604,736
----------------------------------------------------------------------------------------------------------------------------------
        20,000  FL Ports Financing Commission                       5.500      10/01/2023        10/01/2009 A               21,047
----------------------------------------------------------------------------------------------------------------------------------
       100,000  FL Ports Financing Commission                       5.500      10/01/2029        10/01/2009 A              105,235
----------------------------------------------------------------------------------------------------------------------------------
        25,000  FL State Division of Bond Finance
                (Dept. of Environmental Protection)                 5.375      07/01/2010        01/01/2007 A               25,036
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Greater Orlando, FL Aviation Authority              5.125      10/01/2015        10/01/2009 A               20,406
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Greater Orlando, FL Aviation Authority              5.125      10/01/2028        10/01/2010 A              102,521
----------------------------------------------------------------------------------------------------------------------------------
       270,000  Greater Orlando, FL Aviation Authority              5.250      10/01/2023        10/01/2007 A              275,451
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Highlands County, FL Health Facilities
                Authority (AHS-GA/AHS-Sunbelt/CV&OCC/
                Fletcher/FH-Waterman Obligated Group)               5.250      11/15/2020        11/15/2008 A                5,145
----------------------------------------------------------------------------------------------------------------------------------
     3,270,000  Highlands, FL Community Devel. District
                Special Assessment, Series B                        5.000      05/01/2011        05/01/2008 C            3,286,742
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  Hillsborough County, FL IDA
                (National Gypsum Company)                           7.125      04/01/2030        10/01/2010 A            2,203,260
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Hillsborough County, FL IDA
                (University Community Hospital)                     5.625      08/15/2023        08/15/2010 A            1,045,960
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Jacksonville, FL EDC (Met Packaging Solutions)      5.500      10/01/2030        10/01/2015 A            1,068,410
----------------------------------------------------------------------------------------------------------------------------------
     5,555,000  Jacksonville, FL EDC (Met Packaging Solutions)      5.875      06/01/2025        06/01/2016 A            6,145,996
----------------------------------------------------------------------------------------------------------------------------------
     2,910,000  Jacksonville, FL EDC (Met Packaging Solutions)      5.875      06/01/2031        06/01/2016 A            3,207,577
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Jacksonville, FL Electric Authority                 5.000      10/01/2023        10/01/2008 A               10,177
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Jacksonville, FL Electric Authority
                (Water & Sewer)                                     5.300      10/01/2029        10/01/2006 A               60,052
----------------------------------------------------------------------------------------------------------------------------------
        85,000  Jacksonville, FL Electric Authority
                (Water & Sewer)                                     5.400      10/01/2020        10/01/2006 A               85,964
----------------------------------------------------------------------------------------------------------------------------------
       420,000  Jacksonville, FL Health Facilities Authority
                (DCHSA/SAH/SVH Obligated Group)                     5.125      08/15/2027        08/15/2007 A              428,513


                  34 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$      390,000  Jacksonville, FL Pollution Control
                (Anheuser-Busch Companies)                          5.700%     08/01/2031        02/01/2007 A       $      394,364
----------------------------------------------------------------------------------------------------------------------------------
       180,000  Jacksonville, FL Port Authority                     5.625      11/01/2018        11/01/2008 A              183,856
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Jacksonville, FL Port Authority                     5.625      11/01/2026        11/01/2010 A               74,154
----------------------------------------------------------------------------------------------------------------------------------
       120,000  Jacksonville, FL Sewage & Solid Waste
                Disposal (Anheuser-Busch Companies)                 5.875      02/01/2036        02/01/2007 A              121,948
----------------------------------------------------------------------------------------------------------------------------------
       940,000  Jacksonville, FL Water & Sewage
                (United Waterworks)                                 6.350      08/01/2025        02/01/2007 A              951,355
----------------------------------------------------------------------------------------------------------------------------------
       500,000  Lake Mary, FL Public Improvement                    5.250      09/01/2015        03/01/2007 A              509,230
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Lakeland, FL Hospital System
                (Lakeland Regional Medical Center)                  5.250      11/15/2016        11/15/2006 A               25,537
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Lakeland, FL Hospital System
                (Lakeland Regional Medical Center)                  5.250      11/15/2025        11/15/2006 A               40,864
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Lakeland, FL Light & Water                          5.750      10/01/2019        10/01/2006 A               27,207
----------------------------------------------------------------------------------------------------------------------------------
       720,000  Lee County, FL HFA (Single Family Mtg.)             6.450      03/01/2031        03/01/2017 B              728,057
----------------------------------------------------------------------------------------------------------------------------------
       735,000  Lee County, FL HFA (Single Family Mtg.)             7.100      03/01/2034        03/01/2007 B              747,598
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Lee County, FL IDA (Bonita Springs Utilities)       5.650      11/01/2009        11/01/2006 A               50,572
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Lee County, FL IDA (Bonita Springs Utilities)       6.050      11/01/2015        11/01/2006 A               25,295
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Lee County, FL IDA (Bonita Springs Utilities)       6.050      11/01/2020        11/01/2006 A              126,473
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Lee County, FL Passenger Facility                   5.000      10/01/2018        10/01/2007 A               60,338
----------------------------------------------------------------------------------------------------------------------------------
        90,000  Macclenny, FL Capital Improvement                   5.500      01/01/2026        01/01/2007 A               91,920
----------------------------------------------------------------------------------------------------------------------------------
     2,180,000  Manatee County, FL HFA (Single Family Mtg.)         5.400      03/01/2035        08/15/2008 B            2,212,460
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Manatee County, FL HFA (Single Family Mtg.)         5.500      03/01/2035        09/01/2013 A               35,885
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Manatee County, FL HFA, Series A                    9.125      06/01/2016        12/01/2006 A                5,017
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Manatee County, FL Port Authority                   5.400      10/01/2013        10/01/2006 A               25,025
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Martin County, FL Health Facilities
                (Martin Memorial Medical Center)                    5.375      11/15/2024        11/15/2007 A               25,883
----------------------------------------------------------------------------------------------------------------------------------
    10,125,000  Martin County, FL IDA (Indiantown
                Cogeneration)                                       7.875      12/15/2025        12/15/2006 A           10,139,175
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Miami, FL Community Redevel.
                (Southeast Overtown/Park West)                      8.500      10/01/2015        10/01/2006 A               70,237
----------------------------------------------------------------------------------------------------------------------------------
     3,500,000  Miami, FL Health Facilities Authority
                (Mercy Hospital) IRS                                6.570 7    08/15/2015        02/15/2007 A            3,507,490
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Miami-Dade County, FL Aviation                      5.250      10/01/2017        10/01/2008 A               51,523
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Miami-Dade County, FL HFA
                (Country Club Villas Apartments)                    6.000      10/01/2015        04/01/2011 A               15,395
----------------------------------------------------------------------------------------------------------------------------------
     1,500,000  Miami-Dade County, FL HFA
                (Homeownership Mtg.)                                5.450      10/01/2038        04/01/2016 A            1,533,255
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Miami-Dade County, FL Special Obligation,
                Series B                                            5.426 3    10/01/2031        04/01/2008 A                5,233
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Monterra, FL Community Devel. District
                Special Assessment                                  5.000      11/01/2010        11/01/2010              1,006,530


                  35 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$       70,000  Naples, FL Hospital Revenue
                (Naples Community Hospital)                         5.500%     10/01/2026        10/01/2006 A       $       71,485
----------------------------------------------------------------------------------------------------------------------------------
        10,000  North Broward, FL Hospital District                 5.375      01/15/2024        01/15/2007 A               10,153
----------------------------------------------------------------------------------------------------------------------------------
       105,000  North Broward, FL Hospital District                 5.375      01/15/2024        01/15/2007 A              106,478
----------------------------------------------------------------------------------------------------------------------------------
       280,000  North Broward, FL Hospital District                 5.750      01/15/2027        01/15/2007 A              284,281
----------------------------------------------------------------------------------------------------------------------------------
        40,000  North Palm Beach Heights, FL Water
                Control District, Series A                          6.500      10/01/2012        10/01/2006 A               40,093
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Oakland Park, FL Utilities System                   5.250      09/01/2014        03/01/2007 A               25,031
----------------------------------------------------------------------------------------------------------------------------------
       405,000  Oakland, FL Charter School                          6.950      12/01/2015        05/01/2011 C              433,739
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Ocala, FL Capital Improvements COP                  5.375      10/01/2022        10/01/2006 A               40,450
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Okaloosa County, FL Airport                         5.500      10/01/2023        10/01/2013 A               26,496
----------------------------------------------------------------------------------------------------------------------------------
     2,015,000  Okaloosa County, FL Airport                         6.000      10/01/2030        10/01/2013 A            2,205,659
----------------------------------------------------------------------------------------------------------------------------------
        95,000  Orange County, FL HFA                               5.150      03/01/2022        09/01/2009 A               95,177
----------------------------------------------------------------------------------------------------------------------------------
     2,710,000  Orange County, FL HFA                               5.650      09/01/2034        12/01/2008 B            2,807,072
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Orange County, FL HFA                               5.700      09/01/2026        09/01/2010 A               20,629
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Orange County, FL HFA                               5.750      03/01/2030        09/02/2010 A               25,648
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Orange County, FL HFA                               5.800      09/01/2017        09/01/2009 A               20,176
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Orange County, FL HFA (Loma Vista)                  5.400      09/01/2019        03/01/2011 A               41,303
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Orange County, FL HFA (Loma Vista)                  5.500      03/01/2032        03/01/2009 A              102,855
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Orange County, FL HFA (Single Family Mtg.)          5.875      03/01/2028        09/01/2007 A               15,210
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Orange County, FL HFA (Single Family Mtg.)          5.950      03/01/2028        03/01/2007 A               30,737
----------------------------------------------------------------------------------------------------------------------------------
       515,000  Palm Beach County, FL Health Facilities
                Authority (Adult Community Services)                5.625      11/15/2020        11/15/2008 A              526,098
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Palm Beach County, FL Health Facilities
                Authority (Jupiter Medical Center)                  5.250      08/01/2018        02/01/2007 A               50,058
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Palm Beach County, FL Health Facilities
                Authority (Jupiter Medical Center)                  5.250      08/01/2023        02/01/2007 A               25,026
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Palm Beach County, FL Health Facilities
                Authority (Life Care Retirement
                Communities)                                        5.500      10/01/2011        10/01/2006 A               25,024
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Palm Beach County, FL HFA
                (Golden Lake Hsg. Assoc.)                           6.100      08/01/2029        02/01/2007 A               10,079
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Palm Beach County, FL Industrial Devel.
                (Regents Park Boca Raton)                           5.700      02/01/2024        02/01/2007 A               35,053
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Palm Beach, FL HFA (Chelsea Commons)                5.800      12/01/2017        12/01/2006 A               25,300
----------------------------------------------------------------------------------------------------------------------------------
     1,500,000  Palm Glades, FL Community Devel. District           4.850      05/01/2011        05/01/2008 C            1,502,790
----------------------------------------------------------------------------------------------------------------------------------
       250,000  Pasco County, FL HFA (Pasco Woods)                  5.800      08/01/2029        02/01/2009 A              255,848
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Pasco County, FL Solid Waste Disposal
                & Res Rec                                           5.375      04/01/2012        04/01/2008 A               25,397
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Pasco County, FL Solid Waste Disposal
                & Res Rec                                           6.000      04/01/2011        10/01/2006 A               45,086
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Pasco County, FL Solid Waste Disposal
                & Res Rec                                           6.000      04/01/2011        04/01/2007 A               45,086


                  36 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$      665,000  Pinellas County, FL HFA                             5.500%     03/01/2036        03/18/2008 B       $      690,470
----------------------------------------------------------------------------------------------------------------------------------
     4,390,000  Pinellas County, FL HFA (Oaks of Clearwater) 1      6.375      06/01/2019        11/09/2013 B            4,784,178
----------------------------------------------------------------------------------------------------------------------------------
       460,000  Pinellas County, FL HFA (Single Family Hsg.)        5.450      09/01/2034        03/01/2008 B              473,699
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Pinellas County, FL HFA (Single Family Hsg.)        5.300      09/01/2030        03/15/2007 B               35,173
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Pinellas County, FL HFA (Single Family Hsg.)        5.600      09/01/2025        09/01/2007 B               40,926
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Pinellas County, FL HFA (Single Family Hsg.)        6.000      09/01/2018        03/01/2007 A               10,082
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Pinellas County, FL HFA (Single Family Hsg.)        6.300      03/01/2029        09/01/2009 A               10,258
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Pinellas County, FL HFA, Series A                   6.000      04/01/2029        04/01/2008 A               71,252
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Pinellas County, FL HFA, Series B                   6.200      09/01/2034        09/01/2012 A               31,075
----------------------------------------------------------------------------------------------------------------------------------
       475,000  Polk County, FL IDA Solid Waste Disposal
                (Tampa Electric Company)                            5.850      12/01/2030        12/01/2008 A              486,077
----------------------------------------------------------------------------------------------------------------------------------
       840,000  Polk County, FL IDA Solid Waste Disposal
                (Tampa Electric Company)                            5.850      12/01/2030        12/01/2008 A              857,875
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Port Palm, FL Beach District                        5.400      09/01/2018        03/01/2007 A               20,221
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Port Palm, FL Beach District                        5.500      09/01/2024        09/01/2009 A               21,024
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Riverwood, FL Community Devel. District
                (Sewer System)                                      7.750      10/01/2014        10/01/2006 A              127,256
----------------------------------------------------------------------------------------------------------------------------------
     3,145,000  Riverwood, FL Community Devel. District,
                Series A                                            8.500      05/01/2014        11/01/2006 A            3,209,693
----------------------------------------------------------------------------------------------------------------------------------
       285,000  Santa Rosa Bay, FL Bridge Authority                 6.250      07/01/2028        01/01/2007 A              291,122
----------------------------------------------------------------------------------------------------------------------------------
        50,000  St. Petersburg Beach, FL GO                         5.250      10/01/2013        10/01/2007 A               50,063
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Tallahassee, FL Health Facilities (Tallahassee
                Memorial Medical Center)                            6.000      12/01/2015        12/01/2006 A               35,060
----------------------------------------------------------------------------------------------------------------------------------
     1,855,000  Village, FL Community Devel. District               7.625      05/01/2017        05/01/2008 A            1,879,115
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Volusia County, FL Educational Facility
                Authority (Stetson University)                      5.500      06/01/2022        12/01/2006 A               25,533
----------------------------------------------------------------------------------------------------------------------------------
        90,000  Volusia County, FL Health Facilities Authority      5.500      11/15/2026        11/15/2006 A               90,177
----------------------------------------------------------------------------------------------------------------------------------
       280,000  Volusia County, FL Health Facilities Authority
                (John Knox Village of Florida)                      6.000      06/01/2017        12/01/2006 A              286,101
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Waterford Estates, FL Community Devel.
                District Special Assessment                         5.125      05/01/2013        05/15/2009 C            1,007,730
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Wilton Manors, FL Water & Sewage                    5.500      10/01/2012        10/01/2006 A               25,118
                                                                                                                    --------------

                                                                                                                       133,382,552
----------------------------------------------------------------------------------------------------------------------------------
GEORGIA--1.7%
        45,000  Acworth, GA Hsg. Authority
                (Wingate Falls Apartments)                          6.125      03/01/2017        03/01/2007 A               46,152
----------------------------------------------------------------------------------------------------------------------------------
       155,000  Albany-Dougherty, GA Payroll Devel.
                Authority (Proctor & Gamble Company)                5.300      05/15/2026        05/15/2008 A              158,413
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Atlanta, GA Airport                                 5.625      01/01/2025        01/01/2010 A               21,085
----------------------------------------------------------------------------------------------------------------------------------
       260,000  Atlanta, GA Airport                                 5.625      01/01/2030        01/01/2010 A              274,108
----------------------------------------------------------------------------------------------------------------------------------
     2,045,000  Atlanta, GA Devel. Authority Student Hsg.
                (ADA/CAU Partners) 1                                6.000      07/01/2036        07/01/2016 A            2,270,625


                  37 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
GEORGIA Continued
$       20,000  Atlanta, GA Devel. Authority Student Hsg.
                (ADA/CAU Partners)                                  6.250%     07/01/2036        07/01/2014 A       $       22,672
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Atlanta, GA Hsg. Authority
                (Village at Castleberry)                            5.300      02/20/2029        02/20/2011 A               20,533
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Atlanta, GA Solid Waste Management
                Authority (Landfill Closure)                        5.250      12/01/2021        12/01/2006 A               20,041
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Atlanta, GA Tax Allocation (Eastside)               5.625      01/01/2016        03/27/2012 C            1,032,340
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Atlanta, GA Urban Residential Finance
                Authority (Fulton Cotton Mill)                      6.125      05/20/2027        05/20/2007 A               25,697
----------------------------------------------------------------------------------------------------------------------------------
        90,000  Atlanta, GA Urban Residential Finance
                Authority (Morehouse College)                       5.750      12/01/2014        12/01/2006 A               91,941
----------------------------------------------------------------------------------------------------------------------------------
       750,000  Burke County, GA Devel. Authority
                (Georgia Power Company)                             5.450      05/01/2034        11/01/2006 A              750,870
----------------------------------------------------------------------------------------------------------------------------------
       730,000  Burke County, GA Devel. Authority
                (Georgia Power Company)                             5.450      05/01/2034        11/01/2006 A              730,453
----------------------------------------------------------------------------------------------------------------------------------
       115,000  Chatham County, GA Hospital Authority
                (Memorial Medical Center-Savannah)                  5.500      01/01/2021        01/01/2007 A              117,734
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Chatham County, GA Hospital Authority
                (Memorial Medical Center-Savannah)                  5.700      01/01/2019        01/01/2007 A              128,054
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Cobb County, GA Hsg. Authority
                (Garrison Plantation)                               5.750      07/01/2014        01/01/2007 A               10,015
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Colquitt County, GA Hospital Authority
                Anticipation Certificates                           5.500      03/01/2016        03/01/2007 A               15,259
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Dalton, GA Devel. Authority (Hamilton
                Health Care System/Hamilton Medical
                Center Obligated Group)                             5.250      08/15/2026        02/15/2007 A               35,857
----------------------------------------------------------------------------------------------------------------------------------
     9,500,000  East Point, GA (Camp Creek), Series B               8.000      02/01/2026        08/01/2012 A           10,877,785
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Floyd County, GA Devel. Authority
                (Temple-Inland)                                     5.700      12/01/2015        12/01/2013 A            1,051,580
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Fulton County, GA Devel. Authority (CAU)            5.375      01/01/2020        01/01/2007 A               35,700
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Fulton County, GA Devel. Authority
                (Cauley Creek Water)                                5.250      02/01/2021        02/01/2011 A               20,876
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Fulton County, GA Hospital Authority
                (Northside Hospital)                                5.375      10/01/2012        10/01/2006 A               30,038
----------------------------------------------------------------------------------------------------------------------------------
        20,000  GA HFA (Lake Vista Apartments)                      5.950      01/01/2027        01/01/2008 A               20,463
----------------------------------------------------------------------------------------------------------------------------------
        40,000  GA HFA (Single Family Mtg.)                         5.550      12/01/2026        06/01/2008 A               40,385
----------------------------------------------------------------------------------------------------------------------------------
         5,000  GA HFA (Single Family Mtg.)                         5.750      12/01/2031        03/01/2009 B                5,176
----------------------------------------------------------------------------------------------------------------------------------
        60,000  GA Hsg. & Finance Authority
                (Single Family Mtg.)                                5.500      12/01/2032        12/01/2011 A               62,163
----------------------------------------------------------------------------------------------------------------------------------
        45,000  GA Hsg. & Finance Authority
                (Single Family Mtg.)                                5.750      12/01/2016        06/01/2009 B               46,204
----------------------------------------------------------------------------------------------------------------------------------
        90,000  GA Municipal Electric Authority, Series A           5.375      01/01/2019        01/01/2007 A               91,238
----------------------------------------------------------------------------------------------------------------------------------
        55,000  GA Municipal Gas Authority (Warner Robins)          6.125      01/01/2026        01/01/2007 A               55,328


                  38 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
GEORGIA Continued
$       25,000  George L. Smith II, GA World Congress
                Center Authority (Domed Stadium)                    5.500%     07/01/2020        07/01/2011 A       $       26,478
----------------------------------------------------------------------------------------------------------------------------------
       115,000  Hinesville, GA HDC (Pineland Square
                Apartments)                                         7.250      04/01/2013        10/01/2006 A              117,560
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Hinesville, GA Leased Hsg. Corp.
                (Regency Park)                                      7.250      01/15/2011        01/15/2011                 26,374
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Macon-Bibb County, GA Industrial
                Authority 1                                         6.000      05/01/2013        11/01/2006 A               50,078
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Macon-Bibb County, GA Industrial
                Authority                                           6.100      05/01/2018        11/01/2006 A               20,028
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Marietta, GA Devel. Authority (Life College)        5.800      09/01/2019        03/01/2007 A               15,174
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  McDuffie County, GA County Devel.
                Authority (Temple-Inland)                           6.950      12/01/2023        09/02/2013 A            1,062,720
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Meriwether County, GA School District               5.500      02/01/2016        02/01/2007 A               25,642
----------------------------------------------------------------------------------------------------------------------------------
     3,900,000  Northwestern Gwinnett County, GA
                Facilities Corp. COP (Dept. of Labor) 1             5.750      06/15/2019        05/14/2014 B            4,248,699
----------------------------------------------------------------------------------------------------------------------------------
     1,555,000  Northwestern Gwinnett County, GA
                Facilities Corp. COP (Dept. of Motor
                Vehicle Safety) 1                                   5.750      06/15/2019        05/18/2014 B            1,694,033
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Private Colleges & University Authority, GA
                (Mercer University)                                 5.250      10/01/2013        10/01/2009 A               41,287
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Richmond County, GA Devel. Authority
                (International Paper Company)                       5.400      02/01/2023        02/01/2010 A                5,101
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Richmond County, GA Devel. Authority
                (International Paper Company)                       5.800      12/01/2020        12/01/2009 A               20,659
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Richmond County, GA Devel. Authority
                (International Paper Company)                       6.250      02/01/2025        02/01/2011 A               53,405
----------------------------------------------------------------------------------------------------------------------------------
       150,000  Richmond County, GA Water & Sewer                   5.250      10/01/2022        10/01/2006 A              153,162
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Richmond County, GA Water & Sewer                   5.250      10/01/2028        10/01/2006 A               51,052
----------------------------------------------------------------------------------------------------------------------------------
     5,610,000  Rockdale County, GA Devel. Authority
                (Visy Paper)                                        7.400      01/01/2016        01/01/2007 A            5,662,734
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Rockdale County, GA Devel. Authority
                (Visy Paper)                                        7.500      01/01/2026        01/01/2007 A            1,009,400
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Rome, GA New Public Housing Authority               5.750      11/01/2010        11/01/2006 A               10,746
----------------------------------------------------------------------------------------------------------------------------------
       210,000  Savannah, GA EDA (University Financing
                Foundation)                                         6.750      11/15/2031        11/15/2010 A              231,729
----------------------------------------------------------------------------------------------------------------------------------
       625,000  Vienna, GA Water & Sewer (Tyson Foods)              5.625      09/01/2012        09/01/2009 A              633,538
                                                                                                                    --------------

                                                                                                                        33,268,384
----------------------------------------------------------------------------------------------------------------------------------
HAWAII--1.3%
     6,770,000  HI Dept. of Transportation 2,9                      5.625      07/01/2018        07/01/2011 B            7,246,236
----------------------------------------------------------------------------------------------------------------------------------
    14,000,000  HI Dept. of Budget & Finance Special
                Purpose (Hawaiian Electric Company) 2,9             5.700      07/01/2020        07/11/2010 B           14,942,480
----------------------------------------------------------------------------------------------------------------------------------
     1,725,000  HI Dept. of Budget & Finance Special
                Purpose (Hawaiian Electric Company)                 5.450      11/01/2023        11/01/2006 A            1,735,229


                  39 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
HAWAII Continued
$       85,000  HI Dept. of Budget & Finance Special
                Purpose (Hawaiian Electric Company)                 5.650%     10/01/2027        10/01/2013 A       $       92,381
----------------------------------------------------------------------------------------------------------------------------------
       240,000  HI Dept. of Budget & Finance Special
                Purpose (Hawaiian Electric Company)                 5.875      12/01/2026        12/01/2006 A              245,611
----------------------------------------------------------------------------------------------------------------------------------
       115,000  HI Harbor Capital Improvement                       5.500      07/01/2027        07/01/2009 A              118,269
----------------------------------------------------------------------------------------------------------------------------------
        75,000  HI Harbor System, Series A                          5.750      07/01/2029        07/01/2010 A               80,244
----------------------------------------------------------------------------------------------------------------------------------
       970,000  HI Hsg. Finance & Devel. Corp.
                (Single Family Mtg.)                                5.400      07/01/2030        05/23/2007 B            1,000,245
----------------------------------------------------------------------------------------------------------------------------------
       100,000  HI Hsg. Finance & Devel. Corp.
                (Single Family Mtg.)                                5.750      07/01/2030        07/01/2007 A              100,543
                                                                                                                    --------------

                                                                                                                        25,561,238
----------------------------------------------------------------------------------------------------------------------------------
IDAHO--0.1%
        90,000  Boise City, ID COP                                  5.600      09/01/2030        03/01/2007 A               90,605
----------------------------------------------------------------------------------------------------------------------------------
        20,000  ID Hsg. & Finance Assoc. (Single Family Mtg.)       5.400      07/01/2018        05/01/2008 B               20,262
----------------------------------------------------------------------------------------------------------------------------------
        10,000  ID Hsg. & Finance Assoc. (Single Family Mtg.)       6.350      07/01/2016        01/01/2007 A               10,056
----------------------------------------------------------------------------------------------------------------------------------
         5,000  ID Hsg. & Finance Assoc. (Single Family Mtg.),
                Series F                                            6.050      07/01/2009        01/01/2007 B                5,097
----------------------------------------------------------------------------------------------------------------------------------
        10,000  ID Hsg. & Finance Assoc. (Single Family Mtg.),
                Series H-2                                          6.200      07/01/2028        11/15/2006 B               10,250
----------------------------------------------------------------------------------------------------------------------------------
        25,000  ID Hsg. Agency (Single Family Mtg.)                 5.400      07/01/2020        01/15/2007 B               25,177
----------------------------------------------------------------------------------------------------------------------------------
       170,000  ID Hsg. Agency (Single Family Mtg.)                 6.450      07/01/2027        01/01/2007 A              170,969
----------------------------------------------------------------------------------------------------------------------------------
        20,000  ID Hsg. Agency (Single Family Mtg.)                 6.700      07/01/2027        01/01/2007 A               20,509
----------------------------------------------------------------------------------------------------------------------------------
        10,000  ID Hsg. Agency (Single Family Mtg.), Series A       6.125      07/01/2026        01/01/2008 C               10,262
----------------------------------------------------------------------------------------------------------------------------------
        35,000  ID Water Resource Board (United Waterworks)         5.300      08/01/2027        08/01/2007 A               35,329
----------------------------------------------------------------------------------------------------------------------------------
     2,395,000  Pocatello, ID Devel. Authority Revenue
                Allocation Tax Increment, Series A                  5.500      08/01/2017        02/08/2014 B            2,406,161
                                                                                                                    --------------

                                                                                                                         2,804,677
----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS--7.4%
       850,000  Bedford Park, IL Tax                                5.125      12/30/2018        01/11/2018 C              853,349
----------------------------------------------------------------------------------------------------------------------------------
       680,000  Bryant, IL Pollution Control
                (Central Illinois Light Company)                    5.900      08/01/2023        02/01/2007 A              686,168
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Bryant, IL Pollution Control
                (Central Illinois Light Company)                    5.900      08/01/2023        02/01/2007 A               25,044
----------------------------------------------------------------------------------------------------------------------------------
       715,000  Bryant, IL Pollution Control
                (Central Illinois Light Company)                    5.900      08/01/2023        02/01/2007 A              724,259
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Chatham Area, IL Public Library District            6.300      02/01/2010        02/01/2007 A              126,115
----------------------------------------------------------------------------------------------------------------------------------
     1,585,000  Chicago, IL (Single Family Mtg.)                    5.500      10/01/2020        10/01/2006 C            1,591,261
----------------------------------------------------------------------------------------------------------------------------------
     1,250,000  Chicago, IL (Single Family Mtg.)                    5.750      04/01/2035        10/01/2016 A            1,287,375
----------------------------------------------------------------------------------------------------------------------------------
     6,000,000  Chicago, IL (Single Family Mtg.)                    5.750      12/01/2042        11/01/2016 B            6,613,560
----------------------------------------------------------------------------------------------------------------------------------
       345,000  Chicago, IL (Single Family Mtg.)                    6.300      09/01/2029        09/01/2013 A              360,732
----------------------------------------------------------------------------------------------------------------------------------
     4,000,000  Chicago, IL (Single Family Mtg.), Series A          5.700      12/01/2042        10/01/2016 B            4,405,160
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Chicago, IL Board of Education
                (Chicago School Reform)                             5.250      12/01/2027        12/01/2007 A               46,568


                  40 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS Continued
$       50,000  Chicago, IL Board of Education
                (Chicago School Reform)                             5.250%     12/01/2030        12/01/2007 A       $       51,743
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Chicago, IL Metropolitan Hsg. Devel. Corp.          6.850      07/01/2022        01/01/2007 A               51,364
----------------------------------------------------------------------------------------------------------------------------------
    12,950,000  Chicago, IL Midway Airport                          5.500      01/01/2029        01/01/2007 A           13,139,718
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Chicago, IL Midway Airport, Series A                5.125      01/01/2035        01/01/2010 A               25,566
----------------------------------------------------------------------------------------------------------------------------------
       180,000  Chicago, IL Midway Airport, Series B                5.625      01/01/2029        01/01/2007 A              182,495
----------------------------------------------------------------------------------------------------------------------------------
       130,000  Chicago, IL Midway Airport, Series B                5.750      01/01/2022        01/01/2007 A              131,869
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Chicago, IL Multifamily Hsg.
                (St. Edmund's Village)                              6.125      09/20/2024        09/20/2010 A               26,351
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Chicago, IL O'Hare International Airport            5.250      01/01/2034        01/01/2014 A               15,670
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Chicago, IL O'Hare International Airport            5.375      01/01/2032        01/01/2012 A               20,856
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Chicago, IL O'Hare International Airport
                (General Airport)                                   5.250      01/01/2030        01/01/2014 A               31,434
----------------------------------------------------------------------------------------------------------------------------------
       430,000  Chicago, IL O'Hare International Airport
                (General Airport), Series A                         5.375      01/01/2032        01/01/2012 A              456,178
----------------------------------------------------------------------------------------------------------------------------------
        95,000  Chicago, IL O'Hare International Airport
                (General Airport), Series A                         5.500      01/01/2016        01/01/2007 A               97,245
----------------------------------------------------------------------------------------------------------------------------------
     8,000,000  Chicago, IL O'Hare International Airport
                (General Airport-3rd Lein), Series B 2,9            5.750      01/01/2023        01/01/2014 B            8,820,640
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Chicago, IL O'Hare International Airport
                (Passenger Facility Charge)                         5.350      01/01/2026        01/01/2012 A               10,442
----------------------------------------------------------------------------------------------------------------------------------
     4,000,000  Chicago, IL O'Hare International Airport
                (Passenger Facility Charge)                         5.600      01/01/2010        01/01/2007 A            4,085,800
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Chicago, IL O'Hare International Airport
                (Passenger Facility Charge)                         5.625      01/01/2012        01/01/2007 A            1,021,470
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Greenville, IL Educational Facilities Authority
                (Greenville College)                                6.000      12/01/2009        12/01/2006 A               80,114
----------------------------------------------------------------------------------------------------------------------------------
       350,000  Harvey, IL GO                                       6.700      02/01/2009        02/01/2007 A              350,788
----------------------------------------------------------------------------------------------------------------------------------
    12,280,000  Hodgkins, IL Environmental Improvement
                (Metropolitan Biosolids Management)                 6.000      11/01/2015        11/01/2008 A           12,838,003
----------------------------------------------------------------------------------------------------------------------------------
        25,000  IL Devel. Finance Authority (Community
                Rehabilitation Providers)                           5.700      07/01/2019        07/01/2008 A               25,769
----------------------------------------------------------------------------------------------------------------------------------
       100,000  IL Devel. Finance Authority (Community
                Rehabilitation Providers)                           6.050      07/01/2019        07/01/2007 A              102,209
----------------------------------------------------------------------------------------------------------------------------------
       100,000  IL Devel. Finance Authority (Illinois-American
                Water Company)                                      5.150      08/01/2023        02/01/2007 A              100,063
----------------------------------------------------------------------------------------------------------------------------------
     2,540,000  IL Devel. Finance Authority (Olin Corp.) 1          6.750      03/01/2016        04/01/2013 A            2,720,137
----------------------------------------------------------------------------------------------------------------------------------
        15,000  IL Devel. Finance Authority (Watseka)               5.750      01/01/2016        01/01/2007 A               15,024
----------------------------------------------------------------------------------------------------------------------------------
        25,000  IL Devel. Finance Authority Gas Supply
                (North Shore Gas Company)                           5.000      12/01/2028        12/01/2007 A               25,154
----------------------------------------------------------------------------------------------------------------------------------
       310,000  IL Devel. Finance Authority Pollution Control
                (Central Illinois Public Service Company)           5.700      08/15/2026        02/15/2007 A              310,419
----------------------------------------------------------------------------------------------------------------------------------
    14,000,000  IL Devel. Finance Authority Pollution Control
                (Central Illinois Public Service Company)           5.950      08/15/2026        12/01/2006 A           14,185,920


                  41 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS Continued
$      270,000  IL Devel. Finance Authority Pollution Control
                (Illinois Power Company)                            5.400%     03/01/2028        03/01/2007 A       $      270,338
----------------------------------------------------------------------------------------------------------------------------------
       850,000  IL Devel. Finance Authority Pollution Control
                (Illinois Power Company)                            5.700      02/01/2024        02/01/2007 A              862,376
----------------------------------------------------------------------------------------------------------------------------------
       150,000  IL Devel. Finance Authority Water Facilities
                (Northern Illinois Water Company)                   5.500      12/01/2026        12/01/2006 A              150,189
----------------------------------------------------------------------------------------------------------------------------------
       635,000  IL Educational Facilities Authority
                (Educational Advancement Fund)                      6.250      05/01/2034        05/01/2007 A              642,518
----------------------------------------------------------------------------------------------------------------------------------
       100,000  IL Educational Facilities Authority
                (Loyola University)                                 5.700      07/01/2024        07/01/2007 A              103,408
----------------------------------------------------------------------------------------------------------------------------------
        45,000  IL Educational Facilities Authority
                (Midwestern University)                             6.250      05/15/2026        11/15/2006 A               45,991
----------------------------------------------------------------------------------------------------------------------------------
       620,000  IL Finance Authority (Beacon Hill)                  5.000      02/15/2012        02/15/2010 A              625,425
----------------------------------------------------------------------------------------------------------------------------------
       385,000  IL Finance Authority (Beacon Hill)                  5.250      02/15/2014        02/15/2010 A              388,838
----------------------------------------------------------------------------------------------------------------------------------
     8,000,000  IL GO                                               5.250      12/01/2020        12/01/2006 A            8,161,920
----------------------------------------------------------------------------------------------------------------------------------
        35,000  IL GO                                               5.750      07/01/2016        01/01/2007 A               35,406
----------------------------------------------------------------------------------------------------------------------------------
        20,000  IL Health Facilities Authority
                (Advocate Health)                                   5.875      08/15/2022        08/15/2007 A               20,717
----------------------------------------------------------------------------------------------------------------------------------
       750,000  IL Health Facilities Authority
                (Edward Hospital)                                   6.000      02/15/2019        02/15/2007 A              763,245
----------------------------------------------------------------------------------------------------------------------------------
        15,000  IL Health Facilities Authority
                (Rush Presbyterian-St. Luke's Medical Center)       6.250      11/15/2020        11/15/2006 A               15,349
----------------------------------------------------------------------------------------------------------------------------------
        50,000  IL Health Facilities Authority
                (Sarah Bush Lincoln Health Center)                  6.000      02/15/2026        02/15/2007 A               51,090
----------------------------------------------------------------------------------------------------------------------------------
        30,000  IL Health Facilities Authority
                (West Suburban Hospital Medical Center)             5.750      07/01/2015        07/01/2009 A               31,927
----------------------------------------------------------------------------------------------------------------------------------
        85,000  IL Health Facilities Authority
                (West Suburban Hospital Medical Center)             5.750      07/01/2020        07/01/2009 A               90,576
----------------------------------------------------------------------------------------------------------------------------------
     3,030,000  IL Hsg. Devel. Authority                            5.625      08/01/2033        02/01/2012 A            3,146,291
----------------------------------------------------------------------------------------------------------------------------------
       365,000  IL Hsg. Devel. Authority
                (Garden House River Oak)                            6.875      01/01/2020        01/01/2007 A              372,136
----------------------------------------------------------------------------------------------------------------------------------
       250,000  IL Hsg. Devel. Authority (Homeowner Mtg.)           5.500      08/01/2026        03/15/2009 B              258,415
----------------------------------------------------------------------------------------------------------------------------------
        15,000  IL Hsg. Devel. Authority (Homeowner Mtg.)           5.600      08/01/2027        02/01/2012 A               15,674
----------------------------------------------------------------------------------------------------------------------------------
        15,000  IL Hsg. Devel. Authority (Homeowner Mtg.)           5.600      08/01/2032        08/01/2011 A               15,523
----------------------------------------------------------------------------------------------------------------------------------
       400,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
                Series 1991-A                                       8.250      07/01/2016        01/01/2007 A              417,564
----------------------------------------------------------------------------------------------------------------------------------
        50,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
                Series A                                            5.950      07/01/2021        01/01/2007 A               50,552
----------------------------------------------------------------------------------------------------------------------------------
         5,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
                Series A                                            6.050      07/01/2015        01/01/2007 A                5,047
----------------------------------------------------------------------------------------------------------------------------------
        25,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
                Series A                                            6.125      07/01/2025        01/01/2007 A               25,028
----------------------------------------------------------------------------------------------------------------------------------
        15,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
                Series C                                            5.950      07/01/2011        01/01/2007 A               15,018


                  42 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS Continued
$       10,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
                Series C 4                                          6.050%     07/01/2022        01/01/2007 A       $       10,183
----------------------------------------------------------------------------------------------------------------------------------
        45,000  IL Hsg. Devel. Authority (Multifamily
                Program), Series 3                                  6.200      09/01/2023        03/01/2007 A               45,453
----------------------------------------------------------------------------------------------------------------------------------
         5,000  IL Hsg. Devel. Authority (Multifamily
                Program), Series 5                                  6.650      09/01/2014        03/01/2007 A                5,006
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  IL Hsg. Devel. Authority (Skyline Towers
                Apartments)                                         6.875      11/01/2017        11/01/2006 A            1,028,250
----------------------------------------------------------------------------------------------------------------------------------
       200,000  IL Hsg. Devel. Authority, Series C-2                5.250      08/01/2022        08/01/2012 A              206,422
----------------------------------------------------------------------------------------------------------------------------------
     8,255,000  IL Metropolitan Pier & Exposition Authority         5.375      06/01/2014        06/01/2009 A            8,419,935
----------------------------------------------------------------------------------------------------------------------------------
       565,000  IL Metropolitan Pier & Exposition Authority         6.500      06/15/2027        12/15/2006 A              570,074
----------------------------------------------------------------------------------------------------------------------------------
        10,000  IL Metropolitan Pier & Exposition Authority         6.500      06/15/2027        12/15/2006 A               10,023
----------------------------------------------------------------------------------------------------------------------------------
     2,795,000  IL Sales Tax 1                                      5.250      06/15/2018        12/15/2006 A            2,807,130
----------------------------------------------------------------------------------------------------------------------------------
        20,000  IL Student Assistance Commission
                (Student Loan)                                      6.875      03/01/2015        03/01/2007 A               20,036
----------------------------------------------------------------------------------------------------------------------------------
       785,000  Joliet, IL GO                                       6.250      01/01/2011        01/01/2007 A              792,968
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Lake County, IL HFC, Series A                       6.800      05/01/2023        11/01/2006 A               45,076
----------------------------------------------------------------------------------------------------------------------------------
     4,510,000  Lombard, IL Public Facilities Corp.
                (Conference Center & Hotel)                         5.500      01/01/2020        01/01/2016 A            4,878,151
----------------------------------------------------------------------------------------------------------------------------------
     4,260,000  Lombard, IL Public Facilities Corp.
                (Conference Center & Hotel)                         5.500      01/01/2025        01/01/2016 A            4,580,948
----------------------------------------------------------------------------------------------------------------------------------
     6,000,000  Lombard, IL Public Facilities Corp.
                (Conference Center & Hotel)                         5.500      01/01/2030        01/01/2016 A            6,437,940
----------------------------------------------------------------------------------------------------------------------------------
    19,335,000  Lombard, IL Public Facilities Corp.
                (Conference Center & Hotel)                         5.500      01/01/2036        01/01/2016 A           20,595,642
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Rockford, IL (Faust Landmark Apartments)            6.750      01/01/2018        07/01/2007 A               46,871
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Southwestern IL Devel. Authority
                (Illinois-American Water Company)                   5.000      02/01/2028        02/01/2007 A               10,017
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Southwestern IL Devel. Authority
                (Illinois-American Water Company)                   5.100      06/01/2029        06/01/2008 A               40,422
----------------------------------------------------------------------------------------------------------------------------------
       140,000  Southwestern IL Devel. Authority (Kienstra)         6.050      09/01/2016        03/01/2007 A              140,556
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Southwestern IL Devel. Authority
                (Meridian Village Assoc.)                           5.250      08/20/2023        08/20/2010 A               20,612
----------------------------------------------------------------------------------------------------------------------------------
        15,000  West Chicago, IL Industrial Devel.
                (Leggett & Platt)                                   6.900      09/01/2024        03/01/2007 A               15,037
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Will County, IL Exempt Facilities
                (Mobil Oil Corp.)                                   6.000      02/01/2027        02/01/2007 A               30,505
                                                                                                                    --------------

                                                                                                                       142,979,850
----------------------------------------------------------------------------------------------------------------------------------
INDIANA--0.4%
        15,000  East Chicago, IN Pollution Control
                (Inland Steel)                                      7.125      06/01/2007        06/01/2007                 15,215
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Henry County, IN Juvenile Center
                Building Corp.                                      6.350      01/05/2007        01/01/2007 A               50,105


                  43 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
INDIANA Continued
$    1,665,000  Huntington, IN EDC (Quanex Corp.)                   6.500%     08/01/2010        02/01/2007 A       $    1,673,325
----------------------------------------------------------------------------------------------------------------------------------
       235,000  IN Airport Authority (Federal Express)              5.500      05/01/2029        05/01/2008 A              240,325
----------------------------------------------------------------------------------------------------------------------------------
        30,000  IN Devel. Finance Authority
                (Indiana-American Water Company)                    5.350      09/01/2023        03/01/2007 A               30,029
----------------------------------------------------------------------------------------------------------------------------------
       375,000  IN Devel. Finance Authority
                (Indiana-American Water Company)                    5.900      09/01/2022        03/01/2007 A              375,638
----------------------------------------------------------------------------------------------------------------------------------
       445,000  IN Devel. Finance Authority
                (Northwest Indiana Water Company)                   5.900      06/01/2026        12/01/2006 A              448,395
----------------------------------------------------------------------------------------------------------------------------------
       225,000  IN Devel. Finance Authority (USX Corp.)             6.150      07/15/2022        01/15/2007 A              230,924
----------------------------------------------------------------------------------------------------------------------------------
       205,000  IN Devel. Finance Authority (USX Corp.)             6.250      07/15/2030        01/15/2007 A              210,457
----------------------------------------------------------------------------------------------------------------------------------
       150,000  IN Health Facility Financing Authority
                (Community Hospitals of Indiana)                    5.700      05/15/2022        11/15/2006 A              153,207
----------------------------------------------------------------------------------------------------------------------------------
        15,000  IN HFA                                              6.100      07/01/2022        01/01/2007 A               15,079
----------------------------------------------------------------------------------------------------------------------------------
        30,000  IN HFA (Single Family Mtg.)                         5.250      07/01/2023        02/15/2008 B               30,689
----------------------------------------------------------------------------------------------------------------------------------
       500,000  IN Hsg. & Community Devel. Authority
                (Single Family Mtg.)                                5.250      01/01/2037        03/15/2012 B              529,820
----------------------------------------------------------------------------------------------------------------------------------
       255,000  IN Municipal Power Agency, Series A                 5.300      01/01/2023        01/01/2007 A              258,065
----------------------------------------------------------------------------------------------------------------------------------
       530,000  Lake County, IN Redevel. Authority                  6.450      02/01/2011        02/01/2007 A              534,993
----------------------------------------------------------------------------------------------------------------------------------
       925,000  Madison County, IN Hospital Authority
                (Community Hospital of Anderson) 1                  8.000      01/01/2014        01/01/2007 A              928,080
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Perry County, IN Redevel. Authority                 6.000      02/01/2012        02/01/2007 A               25,290
----------------------------------------------------------------------------------------------------------------------------------
     1,260,000  Petersburg, IN Pollution Control
                (Indianapolis Power & Light Company)                6.625      12/01/2024        12/01/2006 A            1,266,237
                                                                                                                    --------------

                                                                                                                         7,015,873
----------------------------------------------------------------------------------------------------------------------------------
IOWA--2.5%
        30,000  Council Bluffs, IA Pollution Control
                (Midwest Power Systems)                             5.950      05/01/2023        11/01/2006 A               30,387
----------------------------------------------------------------------------------------------------------------------------------
     1,155,000  IA Finance Authority (Boys & Girls Home
                & Family Services)                                  6.250      12/01/2028        12/01/2008 A            1,197,874
----------------------------------------------------------------------------------------------------------------------------------
     5,250,000  IA Finance Authority (Single Family Mtg.)           5.500      07/01/2036        05/15/2012 B            5,633,513
----------------------------------------------------------------------------------------------------------------------------------
       800,000  IA Finance Authority Retirement Community
                (Friendship Haven)                                  5.250      11/15/2014        11/15/2009 A              802,576
----------------------------------------------------------------------------------------------------------------------------------
        45,000  IA Student Loan Liquidity Corp.                     6.125      12/01/2011        12/01/2006 A               45,080
----------------------------------------------------------------------------------------------------------------------------------
    37,420,000  IA Tobacco Settlement Authority                     0.000 5    06/01/2034        06/01/2017 A           37,128,124
----------------------------------------------------------------------------------------------------------------------------------
     3,000,000  IA Tobacco Settlement Authority                     5.375      06/01/2038        08/21/2020 C            3,085,590
----------------------------------------------------------------------------------------------------------------------------------
       170,000  Poweshiek, IA Water Assoc.                          5.400      03/01/2024        03/01/2009 A              176,596
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Salix, IA Pollution Control (Northwestern
                Public Service Company)                             5.900      06/01/2023        12/01/2006 A               30,349
----------------------------------------------------------------------------------------------------------------------------------
        15,000  University of Northern IA (Academic Building)       5.100      07/01/2009        01/01/2007 A               15,017
                                                                                                                    --------------

                                                                                                                        48,145,106
----------------------------------------------------------------------------------------------------------------------------------
KANSAS--3.2%
        20,000  Kansas City, KS Mtg. Revenue                        7.000      12/01/2011        12/01/2006 A               20,035


                  44 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
KANSAS Continued
$       50,000  KS Devel. Finance Authority Health Facilities
                (St. Lukes/Shawnee Mission Health System)           5.375%     11/15/2026        11/15/2006 A       $       51,084
----------------------------------------------------------------------------------------------------------------------------------
        95,000  La Cygne, KS Pollution Control (Kansas Gas
                & Electric Company)                                 5.100      03/01/2023        03/01/2007 A               95,093
----------------------------------------------------------------------------------------------------------------------------------
       700,000  Pittsburgh, KS Transportation Devel. District
                (N. Broadway-Pittsburgh Town Center)                4.800      04/01/2027        04/01/2016 A              700,581
----------------------------------------------------------------------------------------------------------------------------------
     3,000,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.300      12/01/2028        01/01/2014 B            3,181,650
----------------------------------------------------------------------------------------------------------------------------------
       500,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.469 3    12/01/2029        03/01/2011 A              140,730
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.500      12/01/2037        12/01/2015 A            2,123,220
----------------------------------------------------------------------------------------------------------------------------------
     4,215,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.550      06/01/2037        06/01/2018 A            4,579,977
----------------------------------------------------------------------------------------------------------------------------------
     9,000,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.550      06/01/2038        02/01/2016 B            9,744,570
----------------------------------------------------------------------------------------------------------------------------------
       935,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.650      12/01/2036        12/01/2014 A              987,734
----------------------------------------------------------------------------------------------------------------------------------
     3,360,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.750      06/01/2036        06/01/2020 A            3,593,822
----------------------------------------------------------------------------------------------------------------------------------
     1,985,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.750      12/01/2037        12/01/2019 A            2,187,053
----------------------------------------------------------------------------------------------------------------------------------
     2,265,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.750      12/01/2037        12/01/2021 A            2,496,438
----------------------------------------------------------------------------------------------------------------------------------
     2,905,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.800      12/01/2036        12/01/2016 A            3,249,155
----------------------------------------------------------------------------------------------------------------------------------
       155,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.850      06/01/2028        12/01/2018 A              161,572
----------------------------------------------------------------------------------------------------------------------------------
     3,235,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.850      12/01/2034        12/01/2013 A            3,517,998
----------------------------------------------------------------------------------------------------------------------------------
     2,100,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.850      06/01/2037        06/01/2018 A            2,302,398
----------------------------------------------------------------------------------------------------------------------------------
     2,395,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.900      12/01/2034        12/01/2012 A            2,524,546
----------------------------------------------------------------------------------------------------------------------------------
     3,325,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                5.900      12/01/2037        06/01/2017 A            3,659,828
----------------------------------------------------------------------------------------------------------------------------------
     3,240,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                6.000      12/01/2034        06/01/2013 A            3,452,350
----------------------------------------------------------------------------------------------------------------------------------
     4,405,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                6.125      12/01/2033        06/01/2012 A            4,837,131
----------------------------------------------------------------------------------------------------------------------------------
     1,490,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                6.450      12/01/2033        03/11/2007 B            1,606,652
----------------------------------------------------------------------------------------------------------------------------------
       245,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                6.875      12/01/2026        01/01/2007 B              246,472


                  45 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
KANSAS Continued
$      340,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                6.950%     06/01/2029        03/18/2008 C       $      352,301
----------------------------------------------------------------------------------------------------------------------------------
     1,035,000  Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                7.600      12/01/2031        12/01/2006 B            1,048,186
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  Wyandotte County/Kansas City, KS Unified
                Government Special Obligation                       4.750      12/01/2016        12/01/2015 A            5,163,050
                                                                                                                    --------------

                                                                                                                        62,023,626
----------------------------------------------------------------------------------------------------------------------------------
KENTUCKY--0.1%
        55,000  Jefferson County, KY Health Facilities
                (JHHS/JHP/JHF Obligated Group)                      5.700      01/01/2021        01/01/2007 A               56,346
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Kenton County, KY Airport Board
                (Cincinnati/Northern Kentucky International)        5.750      03/01/2010        03/01/2007 A              102,136
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Kenton County, KY Airport Board
                (Cincinnati/Northern Kentucky International)        5.750      03/01/2013        03/01/2007 A               35,746
----------------------------------------------------------------------------------------------------------------------------------
       120,000  Kenton County, KY Airport Special
                Facilities (Delta Airlines) 6                       7.500      02/01/2012        02/01/2012                 71,036
----------------------------------------------------------------------------------------------------------------------------------
        30,000  KY EDFA (St. Claire Medical Center)                 5.625      09/01/2021        03/01/2007 A               30,043
----------------------------------------------------------------------------------------------------------------------------------
        15,000  KY Hsg. Corp.                                       5.300      07/01/2018        07/01/2008 A               15,352
----------------------------------------------------------------------------------------------------------------------------------
        70,000  KY Infrastructure Authority                         5.700      06/01/2013        12/01/2006 A               70,183
----------------------------------------------------------------------------------------------------------------------------------
     1,285,000  Louisville & Jefferson County, KY Regional
                Airport Authority (AIRIS Louisville)                5.500      03/01/2019        03/01/2010 A            1,320,980
                                                                                                                    --------------

                                                                                                                         1,701,822
----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA--3.9%
        70,000  Calcasieu Parish, LA Industrial Devel. Board
                (E.I. Dupont de Nemours)                            5.750      12/01/2026        12/01/2006 A               70,814
----------------------------------------------------------------------------------------------------------------------------------
     1,565,000  Calcasieu Parish, LA Industrial Devel. Board
                (Olin Corp.) 1                                      6.625      02/01/2016        04/01/2010 A            1,680,544
----------------------------------------------------------------------------------------------------------------------------------
       725,000  Calcasieu Parish, LA Public Trust Authority         5.000      04/01/2028        03/22/2009 B              741,603
----------------------------------------------------------------------------------------------------------------------------------
       120,000  De Soto Parish, LA Environmental
                Improvement (International Paper Company)           5.600      11/01/2022        11/01/2009 A              123,257
----------------------------------------------------------------------------------------------------------------------------------
         5,000  De Soto Parish, LA Environmental
                Improvement (International Paper Company)           6.375      05/01/2025        05/01/2011 A                5,385
----------------------------------------------------------------------------------------------------------------------------------
        60,000  East Baton Rouge, LA Mtg. Finance Authority         5.600      04/01/2022        04/01/2009 A               60,439
----------------------------------------------------------------------------------------------------------------------------------
        25,000  East Baton Rouge, LA Mtg. Finance Authority
                (GNMA & FNMA Mtg.)                                  5.700      10/01/2033        04/01/2007 A               25,195
----------------------------------------------------------------------------------------------------------------------------------
        15,000  East Baton Rouge, LA Mtg. Finance Authority
                (Single Family Mtg.)                                5.500      10/01/2025        10/01/2006 A               15,009
----------------------------------------------------------------------------------------------------------------------------------
        45,000  East Baton Rouge, LA Mtg. Finance Authority
                (Single Family Mtg.)                                6.350      10/01/2028        10/01/2007 A               45,485
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Hammond, LA Industrial Devel. Board
                (Albertson's)                                       6.300      11/01/2008        11/01/2008                 24,994
----------------------------------------------------------------------------------------------------------------------------------
       135,000  Iberville Parish, LA Pollution Control
                (Entergy Gulf States)                               5.700      01/01/2014        07/01/2007 A              135,014


                  46 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA Continued
$    1,590,000  Jefferson Parish, LA Home Mtg. Authority
                (Single Family Mtg.)                                5.550%     06/01/2036        11/15/2011 B       $    1,682,236
----------------------------------------------------------------------------------------------------------------------------------
       980,000  Jefferson Parish, LA Home Mtg. Authority
                (Single Family Mtg.)                                5.875      12/01/2021        12/01/2006 C              984,998
----------------------------------------------------------------------------------------------------------------------------------
        20,000  LA HFA (Multifamily Hsg.)                           7.100      11/01/2033        11/01/2007 A               20,354
----------------------------------------------------------------------------------------------------------------------------------
       360,000  LA HFA (Single Family Mtg.)                         5.800      06/01/2035        06/01/2007 B              383,652
----------------------------------------------------------------------------------------------------------------------------------
        15,000  LA HFA (Single Family Mtg.)                         5.900      12/01/2011        03/01/2007 B               15,185
----------------------------------------------------------------------------------------------------------------------------------
        35,000  LA HFA (Single Family Mtg.)                         5.900      12/01/2011        06/01/2007 B               35,691
----------------------------------------------------------------------------------------------------------------------------------
     1,830,000  LA HFA (Single Family Mtg.)                         6.375      06/01/2033        06/01/2007 B            1,865,264
----------------------------------------------------------------------------------------------------------------------------------
     1,890,000  LA HFA (Single Family Mtg.)                         6.400      06/01/2032        04/01/2007 B            1,910,639
----------------------------------------------------------------------------------------------------------------------------------
       920,000  LA HFA (Single Family Mtg.)                         7.450      12/01/2031        10/22/2006 B              948,640
----------------------------------------------------------------------------------------------------------------------------------
        25,000  LA HFA (St. Dominic Assisted Care)                  6.300      09/01/2015        09/01/2008 A               25,524
----------------------------------------------------------------------------------------------------------------------------------
     2,070,000  LA Local Government EF&CD Authority
                (Bellemont Apartments)                              6.000      09/01/2022        09/01/2012 A            2,159,279
----------------------------------------------------------------------------------------------------------------------------------
       855,000  LA Local Government EF&CD Authority
                (Oakleigh Apartments)                               6.000      06/01/2016        07/07/2014 B              909,857
----------------------------------------------------------------------------------------------------------------------------------
    12,000,000  LA Public Facilities Authority (Baton Rouge
                General Medical Center)                             5.250      07/01/2024        07/01/2014 A           12,854,640
----------------------------------------------------------------------------------------------------------------------------------
     6,000,000  LA Public Facilities Authority (Louisiana
                Water Company)                                      5.450      02/01/2013        08/01/2007 A            6,080,640
----------------------------------------------------------------------------------------------------------------------------------
        15,000  LA Public Facilities Authority
                (Tulane University)                                 5.750      02/15/2021        02/15/2007 A               15,021
----------------------------------------------------------------------------------------------------------------------------------
       105,000  LA Public Facilities Authority
                (Xavier University of Louisiana)                    5.250      09/01/2027        09/01/2007 A              108,009
----------------------------------------------------------------------------------------------------------------------------------
    10,355,000  LA Tobacco Settlement Financing Corp.
                (TASC)                                              5.875      05/15/2039        05/15/2012 A           10,976,300
----------------------------------------------------------------------------------------------------------------------------------
    24,320,000  LA Tobacco Settlement Financing Corp.
                (TASC), Series B                                    5.500      05/15/2030        05/10/2011 B           25,222,272
----------------------------------------------------------------------------------------------------------------------------------
        15,000  New Orleans, LA Aviation Board (Passenger
                Facility Charge)                                    5.500      09/01/2014        03/01/2007 A               15,015
----------------------------------------------------------------------------------------------------------------------------------
       150,000  New Orleans, LA Aviation Board (Passenger
                Facility Charge)                                    6.000      09/01/2018        03/01/2007 A              150,204
----------------------------------------------------------------------------------------------------------------------------------
       250,000  New Orleans, LA Aviation Board (Passenger
                Facility Charge)                                    6.000      09/01/2019        03/01/2007 A              250,403
----------------------------------------------------------------------------------------------------------------------------------
       175,000  New Orleans, LA Exhibit Hall Special Tax
                (Ernest N. Morial)                                  5.600      07/15/2025        01/15/2007 A              176,992
----------------------------------------------------------------------------------------------------------------------------------
        45,000  New Orleans, LA Finance Authority (Single
                Family Mtg.), Series B-2                            6.050      12/01/2026        12/01/2009 A               45,833
----------------------------------------------------------------------------------------------------------------------------------
     2,305,000  New Orleans, LA HDC (Southwood Patio)               7.700      02/01/2022        02/01/2007 A            2,349,348
----------------------------------------------------------------------------------------------------------------------------------
        10,000  New Orleans, LA Home Mtg. Authority
                (Single Family Mtg.)                                6.000      12/01/2021        12/01/2008 A               10,178
----------------------------------------------------------------------------------------------------------------------------------
         5,000  New Orleans, LA Home Mtg. Authority
                (Single Family Mtg.)                                6.200      06/01/2015        06/01/2007 A                5,096


                  47 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA Continued
$      360,000  New Orleans, LA Home Mtg. Authority
                (Single Family Mtg.)                                6.300%     06/01/2028        12/01/2006 A       $      365,443
----------------------------------------------------------------------------------------------------------------------------------
        60,000  New Orleans, LA Home Mtg. Authority
                (Single Family Mtg.)                                7.000      05/01/2014        11/01/2006 A               60,629
----------------------------------------------------------------------------------------------------------------------------------
        30,000  New Orleans, LA Sewage Service                      5.400      06/01/2017        06/01/2007 A               30,552
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Orleans Parish, LA Parishwide School District       5.000      09/01/2015        03/01/2007 A               45,034
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Orleans Parish, LA Parishwide School District       5.125      09/01/2021        03/01/2008 A               15,191
----------------------------------------------------------------------------------------------------------------------------------
       170,000  Orleans Parish, LA Parishwide School District       5.375      09/01/2017        03/01/2007 A              170,903
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Orleans Parish, LA School Board                     5.300      09/01/2012        03/01/2007 A               15,017
----------------------------------------------------------------------------------------------------------------------------------
       110,000  Orleans Parish, LA School Board                     5.300      09/01/2013        03/01/2007 A              110,121
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Orleans Parish, LA School Board, Series B           5.200      02/01/2014        02/01/2007 A              100,414
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Plaquemines, LA Port Harbor & Terminal
                District (Teco Energy)                              5.000      09/01/2007         09/01/2007                50,030
----------------------------------------------------------------------------------------------------------------------------------
       340,000  Shreveport, LA Hsg. Authority
                (U.S. Goodman Plaza)                                6.100      08/01/2019        12/26/2015 C              332,724
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Shreveport, LA Hsg. Authority
                (U.S. Goodman Plaza)                                6.125      08/01/2010        08/15/2009 C               14,923
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Slidell, LA Utilities                               5.550      04/01/2016        04/01/2007 A               50,811
----------------------------------------------------------------------------------------------------------------------------------
     1,355,000  St. Bernard Parish, LA Exempt Facility
                (Mobil Oil Corp.) 1                                 5.900      11/01/2026        11/01/2006 A            1,398,021
----------------------------------------------------------------------------------------------------------------------------------
        30,000  St. John Baptist Parish, LA (USX Corp.)             5.350      12/01/2013        12/01/2008 A               31,076
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Tangipahoa Parish, LA School Board Sales &
                Use Tax                                             5.350      03/15/2010        11/01/2006 A               25,031
                                                                                                                    --------------

                                                                                                                        74,944,929
----------------------------------------------------------------------------------------------------------------------------------
MAINE--0.2%
     1,800,000  Jay, ME Environmental Improvement
                (International Paper Company)                       6.250      09/01/2023        09/01/2009 A            1,915,092
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Jay, ME Solid Waste Disposal (International
                Paper Company)                                      6.200      09/01/2019        09/01/2009 A               26,497
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  ME Finance Authority Solid Waste Recycling
                Facilities (Great Northern Paper)                   7.750      10/01/2022        10/01/2006 A            2,016,960
----------------------------------------------------------------------------------------------------------------------------------
         5,000  ME H&HEFA, Series A                                 5.875      07/01/2025        01/01/2007 A                5,058
----------------------------------------------------------------------------------------------------------------------------------
        15,000  ME H&HEFA, Series A                                 6.000      07/01/2024        01/01/2007 A               15,028
----------------------------------------------------------------------------------------------------------------------------------
        20,000  ME Hsg. Authority, Series A-2                       5.250      11/15/2032        01/15/2010 A               20,340
----------------------------------------------------------------------------------------------------------------------------------
        10,000  ME Municipal Bond Bank                              5.850      11/01/2020        12/01/2006 A               10,017
----------------------------------------------------------------------------------------------------------------------------------
       100,000  ME Municipal Bond Bank, Series D                    6.300      11/01/2014        11/01/2006 A              100,227
----------------------------------------------------------------------------------------------------------------------------------
        65,000  ME State Hsg. Authority Mtg., Series C-2            5.950      11/15/2022        05/15/2009 A               66,461
----------------------------------------------------------------------------------------------------------------------------------
        45,000  ME State Hsg. Authority Mtg., Series D 1            5.500      11/15/2014        05/15/2009 A               46,097
                                                                                                                    --------------

                                                                                                                         4,221,777
----------------------------------------------------------------------------------------------------------------------------------
MARYLAND--0.5%
        15,000  Allegany County, MD Industrial Devel.
                (Moran Manor Care Center)                          12.450      02/01/2027        02/01/2007 A               17,645
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Anne Arundel County, MD Solid Waste                 5.400      09/01/2013        03/01/2007 A               20,226


                  48 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MARYLAND Continued
$       50,000  Anne Arundel County, MD Solid Waste                 5.500%     09/01/2015        03/01/2007 A       $       50,565
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Anne Arundel County, MD Solid Waste                 5.500      09/01/2016        03/01/2007 A              101,126
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Baltimore, MD Pollution Control (General
                Motors Corp.)                                       5.350      04/01/2008        04/01/2008                 49,794
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Baltimore, MD Port Facilities (E.I. DuPont de
                Nemours & Company)                                  6.500      10/01/2011        10/01/2006 A               67,648
----------------------------------------------------------------------------------------------------------------------------------
       655,000  Baltimore, MD Port Facilities (E.I. DuPont de
                Nemours & Company)                                  6.500      10/01/2011        10/01/2006 A              681,685
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Frederick County, MD Educational Facilities
                (Mount St. Mary's College)                          5.800      09/01/2030        03/01/2011 A               52,177
----------------------------------------------------------------------------------------------------------------------------------
       135,000  Gaithersburg, MD Economic Devel. (Asbury
                Methodist Homes)                                    5.500      01/01/2020        01/01/2007 A              135,119
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Gaithersburg, MD Economic Devel. (Asbury
                Methodist Homes)                                    5.750      01/01/2011        01/01/2007 A               75,071
----------------------------------------------------------------------------------------------------------------------------------
        60,000  MD Community Devel. Administration
                (Dept. of Hsg.& Community Devel.)                   5.150      03/01/2018        03/01/2011 A               61,447
----------------------------------------------------------------------------------------------------------------------------------
       245,000  MD Community Devel. Administration
                (Dept. of Hsg.& Community Devel.)                   5.300      09/01/2023        03/01/2010 A              250,684
----------------------------------------------------------------------------------------------------------------------------------
        25,000  MD Community Devel. Administration
                (Dept. of Hsg.& Community Devel.)                   5.375      09/01/2024        03/01/2009 A               25,674
----------------------------------------------------------------------------------------------------------------------------------
        10,000  MD Community Devel. Administration
                (Dept. of Hsg.& Community Devel.)                   5.400      07/01/2022        07/01/2011 A               10,356
----------------------------------------------------------------------------------------------------------------------------------
     5,585,000  MD EDC Student Hsg.
                (Bowie State University) 1                          6.000      06/01/2023        06/01/2013 A            5,730,880
----------------------------------------------------------------------------------------------------------------------------------
        25,000  MD Energy Financing Administration Solid
                Waste Disposal (Wheelabrator Water)                 6.450      12/01/2016        12/01/2006 A               25,586
----------------------------------------------------------------------------------------------------------------------------------
       110,000  MD H&EFA (Doctors Community Hospital)               5.750      07/01/2013        12/01/2006 A              110,145
----------------------------------------------------------------------------------------------------------------------------------
        65,000  MD H&EFA (Johns Hopkins Hospital)                   5.500      07/01/2026        01/01/2007 A               66,388
----------------------------------------------------------------------------------------------------------------------------------
        75,000  MD H&HEFA (Johns Hopkins University)                5.625      07/01/2027        07/01/2007 A               77,492
----------------------------------------------------------------------------------------------------------------------------------
       250,000  MD Hsg. Community Devel. People's
                Resource Center                                     5.250      09/01/2029        03/01/2011 A              255,828
----------------------------------------------------------------------------------------------------------------------------------
       245,000  MD Hsg. Community Devel. People's
                Resource Center                                     5.650      07/01/2039        07/01/2007 A              251,561
----------------------------------------------------------------------------------------------------------------------------------
        35,000  MD Hsg. Community Devel. People's
                Resource Center                                     5.950      07/01/2023        01/01/2009 A               35,782
----------------------------------------------------------------------------------------------------------------------------------
        70,000  MD Hsg. Community Devel. People's
                Resource Center                                     6.000      07/01/2039        07/01/2007 A               71,938
----------------------------------------------------------------------------------------------------------------------------------
        55,000  MD Industrial Devel. Financing Authority
                (Bon Secours Health Systems)                        5.500      08/15/2020        02/15/2007 A               55,623
----------------------------------------------------------------------------------------------------------------------------------
        15,000  MD Industrial Devel. Financing Authority
                (Bon Secours Health Systems)                        5.500      08/15/2024        02/15/2007 A               15,169
----------------------------------------------------------------------------------------------------------------------------------
        40,000  MD Stadium Authority (Ocean City
                Convention Center)                                  5.375      12/15/2012        12/15/2006 A               40,144
----------------------------------------------------------------------------------------------------------------------------------
        15,000  MD Stadium Authority Sports Facility                5.750      03/01/2022        03/01/2007 A               15,137


                  49 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MARYLAND Continued
$       75,000  MD Stadium Authority Sports Facility                5.800%     03/01/2026        03/01/2007 A       $       75,656
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Montgomery County, MD Hsg. Opportunities
                Commission (Avalon Knoll)                           6.150      07/01/2026        07/01/2008 A               30,632
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Montgomery County, MD Hsg. Opportunities
                Commission (Multifamily Mtg.)                       6.000      07/01/2037        01/01/2007 A               51,118
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Montgomery County, MD Hsg. Opportunities
                Commission (Multifamily Mtg.)                       6.050      07/01/2026        01/01/2007 A               10,112
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Montgomery County, MD Hsg. Opportunities
                Commission (Multifamily Mtg.), Series A             6.000      07/01/2020        07/01/2007 A                5,056
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Montgomery County, MD Hsg. Opportunities
                Commission (Multifamily Mtg.), Series B             6.400      07/01/2028        07/01/2008 A               30,680
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Montgomery County, MD Hsg. Opportunities
                Commission (Multifamily Mtg.), Series C             7.150      07/01/2023        01/01/2007 A               15,021
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Prince Georges County, MD Hsg. Authority
                (Single Family)                                     6.150      08/01/2019        08/01/2010 A               25,914
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Prince Georges County, MD IDA (Hyattsville
                District Court Facility)                            5.900      07/01/2007        07/01/2007                 10,019
----------------------------------------------------------------------------------------------------------------------------------
        55,000  Prince Georges County, MD Local
                Government                                          6.050      08/01/2012        02/01/2007 A               55,108
                                                                                                                    --------------

                                                                                                                         8,660,206
----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--3.5%
        25,000  Concord, MA GO                                      4.900      07/15/2009        01/15/2007 A               25,027
----------------------------------------------------------------------------------------------------------------------------------
        30,000  MA Bay Transporation Authority
                (General Transportation System)                     5.000      03/01/2024        03/01/2007 A               30,433
----------------------------------------------------------------------------------------------------------------------------------
        35,000  MA Devel. Finance Agency (Curry College)            6.000      03/01/2031        03/01/2009 A               36,870
----------------------------------------------------------------------------------------------------------------------------------
        10,000  MA Devel. Finance Agency
                (The Wheeler School)                                5.500      12/01/2007        12/01/2007                 10,141
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  MA Devel. Finance Authority
                (Massachusetts College of Pharmacy
                Allied Health Sciences)                             6.375      07/01/2023        07/01/2013 A            1,124,520
----------------------------------------------------------------------------------------------------------------------------------
     3,935,000  MA Devel. Finance Authority (VOA Ayer)              6.200      02/20/2046        02/20/2015 A            4,439,034
----------------------------------------------------------------------------------------------------------------------------------
     1,830,000  MA Educational Financing Authority, Issue G         5.920      12/01/2014        12/01/2010 A            1,849,398
----------------------------------------------------------------------------------------------------------------------------------
     1,175,000  MA Educational Financing Authority, Issue G         6.000      12/01/2016        12/01/2009 A            1,187,902
----------------------------------------------------------------------------------------------------------------------------------
       160,000  MA H&EFA (Berklee College of Music)                 5.100      10/01/2027        10/01/2007 A              164,986
----------------------------------------------------------------------------------------------------------------------------------
        10,000  MA H&EFA (Beverly Hospital Corp.)                   5.625      07/01/2013        01/01/2007 A               10,014
----------------------------------------------------------------------------------------------------------------------------------
        70,000  MA H&EFA (Cape Cod Healthcare)                      5.450      11/15/2023        11/15/2008 A               71,926
----------------------------------------------------------------------------------------------------------------------------------
       700,000  MA H&EFA (CC/SEMCB/CH/VRHS/HFH
                Obligated Group)                                    5.750      07/01/2028        01/01/2009 A              728,133
----------------------------------------------------------------------------------------------------------------------------------
     1,635,000  MA H&EFA (New England Medical Center)               5.375      07/01/2024        01/01/2007 A            1,636,831
----------------------------------------------------------------------------------------------------------------------------------
       180,000  MA H&EFA (Schepens Eye Research Institute)          6.500      07/01/2028        07/01/2009 A              194,926
----------------------------------------------------------------------------------------------------------------------------------
       435,000  MA H&EFA (South Shore Hospital)                     5.500      07/01/2020        01/01/2007 A              440,859
----------------------------------------------------------------------------------------------------------------------------------
     1,255,000  MA H&EFA (Valley Regional Health System)            5.750      07/01/2018        01/01/2007 A            1,257,071
----------------------------------------------------------------------------------------------------------------------------------
       140,000  MA HFA                                              5.550      07/01/2027        07/01/2007 A              142,388


                  50 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS Continued
$    6,890,000  MA HFA (Rental Mtg.)                                5.250%     01/01/2046        07/01/2012 A       $    7,130,943
----------------------------------------------------------------------------------------------------------------------------------
     3,005,000  MA HFA (Rental Mtg.)                                5.600      01/01/2045        07/01/2012 A            3,193,894
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  MA HFA (Rental Mtg.)                                5.625      07/01/2040        07/01/2007 A            1,019,410
----------------------------------------------------------------------------------------------------------------------------------
         5,000  MA HFA, Series 22                                   6.100      06/01/2016        12/01/2006 A                5,005
----------------------------------------------------------------------------------------------------------------------------------
        35,000  MA HFA, Series A                                    5.500      07/01/2040        07/01/2010 A               35,757
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  MA HFA, Series A                                    6.000      07/01/2041        01/01/2011 A            2,124,960
----------------------------------------------------------------------------------------------------------------------------------
        25,000  MA HFA, Series B                                    6.400      07/01/2038        07/01/2007 A               25,740
----------------------------------------------------------------------------------------------------------------------------------
        50,000  MA HFA, Series E                                    6.050      07/01/2020        07/01/2009 A               51,710
----------------------------------------------------------------------------------------------------------------------------------
     4,290,000  MA HFA, Series H 1                                  6.650      07/01/2041        07/01/2010 A            4,587,469
----------------------------------------------------------------------------------------------------------------------------------
       670,000  MA Industrial Finance Agency
                (Arbors at Taunton)                                 5.300      06/20/2019        06/20/2011 A              698,267
----------------------------------------------------------------------------------------------------------------------------------
       265,000  MA Industrial Finance Agency
                (Avon Associates)                                   5.375      04/01/2020        10/01/2006 A              266,415
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  MA Industrial Finance Agency
                (Heights Crossing)                                  6.150      02/01/2035        02/01/2007 A            1,021,430
----------------------------------------------------------------------------------------------------------------------------------
     2,090,000  MA Industrial Finance Agency
                (Massachussetts American Water Company)             6.250      12/01/2010        12/01/2006 A            2,117,964
----------------------------------------------------------------------------------------------------------------------------------
       930,000  MA Industrial Finance Agency
                (Massachussetts American Water Company)             6.750      12/01/2025        12/01/2006 A              936,659
----------------------------------------------------------------------------------------------------------------------------------
     2,130,000  MA Industrial Finance Agency
                (Massachussetts American Water Company)             6.900      12/01/2029        12/01/2006 A            2,145,954
----------------------------------------------------------------------------------------------------------------------------------
     1,600,000  MA Industrial Finance Agency
                (TNG Draper Place) 1                                6.450      08/20/2039        08/20/2008 A            1,736,944
----------------------------------------------------------------------------------------------------------------------------------
       700,000  MA New England Education Loan
                Marketing Corp.                                     6.900      11/01/2009        11/01/2009                739,452
----------------------------------------------------------------------------------------------------------------------------------
        35,000  MA Port Authority (Bosfuel Corp.)                   5.625      07/01/2027        07/01/2007 A               36,121
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  MA Port Authority (Delta Airlines) 1                5.500      01/01/2016        01/01/2012 A            1,056,080
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  MA Port Authority (Delta Airlines)                  5.500      01/01/2017        01/01/2011 A            2,108,180
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  MA Port Authority (Delta Airlines) 1                5.500      01/01/2019        01/01/2012 A            1,054,090
----------------------------------------------------------------------------------------------------------------------------------
       225,000  MA Port Authority (US Airways)                      5.750      09/01/2016        03/01/2007 A              229,898
----------------------------------------------------------------------------------------------------------------------------------
    20,000,000  MA Port Authority Special Facilities
                (Delta Airlines) 2,9                                5.500      01/01/2022        01/01/2011 A           21,142,500
----------------------------------------------------------------------------------------------------------------------------------
       315,000  MA Port Authority Special Facilities
                (Bosfuel Corp.)                                     5.750      07/01/2039        07/01/2007 A              325,575
----------------------------------------------------------------------------------------------------------------------------------
        25,000  MA Port Authority Special Facilities
                (US Airways)                                        5.500      09/01/2009        03/01/2007 A               25,540
----------------------------------------------------------------------------------------------------------------------------------
       175,000  MA Port Authority, Series B                         5.375      07/01/2027        07/01/2007 A              177,711
----------------------------------------------------------------------------------------------------------------------------------
       400,000  MA Turnpike Authority, Series A                     5.125      01/01/2023        01/01/2007 A              409,176
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Weymouth, MA GO                                     5.700      07/15/2011        01/15/2007 A              127,701
                                                                                                                    --------------

                                                                                                                        67,881,004
----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN--2.0%
        45,000  Dearborn, MI EDC (OHC/UC Obligated
                Group)                                              5.750      11/15/2015        11/15/2006 A               45,863


                  51 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN Continued
$       25,000  Detroit, MI GO                                      5.000%     04/01/2018        04/01/2008 A       $       25,688
----------------------------------------------------------------------------------------------------------------------------------
       225,000  Detroit, MI Local Devel. Finance Authority
                (Chrysler Corp.)                                    5.375      05/01/2018        05/01/2009 A              228,843
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Detroit, MI Sewer Disposal System, Series A         5.000      07/01/2027        07/01/2007 A               45,806
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Detroit, MI Water Supply System, Series A           5.000      07/01/2027        07/01/2007 A               25,439
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Farmington Hills, MI EDC (Botsford General
                Hospital)                                           5.700      02/15/2015        02/15/2007 A               30,188
----------------------------------------------------------------------------------------------------------------------------------
       155,000  Flint, MI Hospital Building Authority (Hurley
                Medical Center)                                     5.375      07/01/2020        07/01/2010 A              155,524
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Kalamazoo, MI (Downtown Devel.)                     6.000      04/01/2013        10/01/2006 A               25,292
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Kent County, MI Airport Facility (Kent County
                International Airport)                              5.000      01/01/2021        01/01/2010 A               25,447
----------------------------------------------------------------------------------------------------------------------------------
       115,000  Kent County, MI Airport Facility (Kent County
                International Airport)                              5.000      01/01/2028        01/01/2010 A              116,872
----------------------------------------------------------------------------------------------------------------------------------
        20,000  MI Higher Education Student Loan Authority          5.400      06/01/2018        06/01/2008 A               20,568
----------------------------------------------------------------------------------------------------------------------------------
       250,000  MI Hospital Finance Authority
                (Detroit Medical Center Obligated Group)            5.250      08/15/2028        08/15/2009 A              256,045
----------------------------------------------------------------------------------------------------------------------------------
     1,085,000  MI Hospital Finance Authority
                (Detroit Sinai Hospital)                            6.000      01/01/2008        07/07/2007 C            1,102,653
----------------------------------------------------------------------------------------------------------------------------------
        50,000  MI Hospital Finance Authority
                (Holland Community Hospital)                        5.625      01/01/2028        01/01/2007 A               51,206
----------------------------------------------------------------------------------------------------------------------------------
        20,000  MI Hospital Finance Authority
                (St. John Hospital)                                 5.750      05/15/2016        11/15/2006 A               20,483
----------------------------------------------------------------------------------------------------------------------------------
     2,050,000  MI Hsg. Devel. Authority (Rental Hsg.) 1            6.100      10/01/2033        04/01/2007 A            2,112,935
----------------------------------------------------------------------------------------------------------------------------------
       385,000  MI Hsg. Devel. Authority, Series A                  5.300      10/01/2037        04/01/2009 A              392,792
----------------------------------------------------------------------------------------------------------------------------------
     2,930,000  MI Job Devel. Authority Pollution Control
                (General Motors Corp.)                              5.550      04/01/2009        04/01/2009              2,907,087
----------------------------------------------------------------------------------------------------------------------------------
        65,000  MI Municipal Bond Authority                         5.375      11/01/2017        11/01/2006 A               66,139
----------------------------------------------------------------------------------------------------------------------------------
        95,000  MI Municipal Bond Authority                         6.000      12/01/2013        12/01/2006 A               95,371
----------------------------------------------------------------------------------------------------------------------------------
        25,000  MI Municipal Bond Authority                         7.100      11/01/2014        11/01/2006 A               25,063
----------------------------------------------------------------------------------------------------------------------------------
     1,035,000  MI Public Educational Facilities Authority
                (Old Redford Academy) 1                             5.000      12/01/2013        01/05/2012 C            1,050,815
----------------------------------------------------------------------------------------------------------------------------------
     4,000,000  MI Strategic Fund (Clark Retirement
                Community/Clark Retirement Community
                Foundation Obligated Group) 1                       5.300      06/01/2024        06/01/2016 A            4,143,960
----------------------------------------------------------------------------------------------------------------------------------
     4,910,000  MI Strategic Fund (Clark Retirement
                Community/Clark Retirement Community
                Foundation Obligated Group)                         5.400      06/01/2028        06/01/2016 A            5,079,002
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  MI Strategic Fund Limited Obligation
                (Clark Retirement Community/Clark
                Retirement Community Foundation
                Obligated Group)                                    5.650      09/01/2029        09/01/2011 A            1,057,420
----------------------------------------------------------------------------------------------------------------------------------
     1,605,000  MI Strategic Fund Limited Obligation
                (Detroit Edison Company)                            5.650      09/01/2029        09/01/2011 A            1,697,159


                  52 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN Continued
$      520,000  MI Strategic Fund Limited Obligation
                (Ford Motor Company), Series A                      6.550%     10/01/2022        10/01/2006 A       $      521,321
----------------------------------------------------------------------------------------------------------------------------------
     1,425,000  MI Strategic Fund Solid Waste
                (S.D. Warren & Company)                             7.375      01/15/2022        01/15/2007 A            1,456,193
----------------------------------------------------------------------------------------------------------------------------------
       750,000  Mount Clemens, MI Hsg. Corp.
                (FHA Section 8), Series A                           6.600      06/01/2022        12/01/2006 A              778,478
----------------------------------------------------------------------------------------------------------------------------------
       575,000  Pontiac, MI Tax Increment Finance Authority         6.375      06/01/2031        06/01/2012 A              617,924
----------------------------------------------------------------------------------------------------------------------------------
        55,000  Wayne Charter County, MI Airport
                (Detroit Metropolitan Wayne County)                 5.000      12/01/2019        12/01/2008 A               56,381
----------------------------------------------------------------------------------------------------------------------------------
       865,000  Wayne Charter County, MI Airport
                (Detroit Metropolitan Wayne County)                 5.000      12/01/2022        12/01/2010 A              884,540
----------------------------------------------------------------------------------------------------------------------------------
       435,000  Wayne Charter County, MI Airport
                (Detroit Metropolitan Wayne County)                 5.000      12/01/2028        12/01/2010 A              444,009
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Wayne Charter County, MI Airport
                (Detroit Metropolitan Wayne County)                 5.250      12/01/2018        12/01/2008 A               25,822
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Wayne Charter County, MI Airport
                (Detroit Metropolitan Wayne County)                 5.375      12/01/2015        12/01/2008 A               10,386
----------------------------------------------------------------------------------------------------------------------------------
    12,930,000  Wayne Charter County, MI Airport
                (Detroit Metropolitan Wayne County) 2,9             5.250      12/01/2026        12/01/2015 A           13,842,018
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Wexford County, MI Water Supply System              5.850      11/01/2012        11/01/2006 A               25,789
                                                                                                                    --------------

                                                                                                                        39,466,521
----------------------------------------------------------------------------------------------------------------------------------
MINNESOTA--0.2%
        70,000  Brainerd, MN Health Care Facilities
                (Benedictine Health System)                         6.000      02/15/2020        02/15/2007 A               70,125
----------------------------------------------------------------------------------------------------------------------------------
       980,000  Mahtomedi, MN Multifamily (Briarcliff)              7.350      06/01/2036        06/01/2008 A            1,001,070
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Minneapolis, MN Community Devel.
                Agency (Riverside Homes of Minneapolis)             6.200      09/01/2029        09/01/2011 A               26,205
----------------------------------------------------------------------------------------------------------------------------------
       720,000  MN (Duluth Airport)                                 6.250      08/01/2014        02/01/2007 A              724,990
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  MN Agricultural & Economic Devel. Board             7.250      08/01/2020        08/01/2008 A            1,055,690
----------------------------------------------------------------------------------------------------------------------------------
        45,000  MN HFA (Single Family Mtg.)                         5.600      07/01/2022        08/01/2007 B               45,954
----------------------------------------------------------------------------------------------------------------------------------
         5,000  MN HFA (Single Family Mtg.), Series D-2             5.950      01/01/2017        01/01/2007 A                5,021
----------------------------------------------------------------------------------------------------------------------------------
        55,000  Plymouth, MN Health Facilities
                (Healthspan Health System/North
                Memorial Medical Center)                            6.250      06/01/2016        12/01/2006 A               55,766
                                                                                                                    --------------

                                                                                                                         2,984,821
----------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI--1.3%
     3,000,000  Adams County, MS Environmental
                Improvement (International Paper Company)           6.250      09/01/2023        12/01/2009 A            3,191,820
----------------------------------------------------------------------------------------------------------------------------------
       885,000  Alcorn County, MS Hospital (Magnolia
                Regional Health Center)                             5.750      10/01/2013        10/01/2006 A              886,221
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Biloxi, MS GO                                       5.900      10/01/2019        10/01/2009 A               51,369
----------------------------------------------------------------------------------------------------------------------------------
        95,000  Biloxi, MS Hsg. Authority
                (Beauvoir Apartments)                               6.250      09/01/2031        09/01/2013 A              100,761


                  53 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI Continued
$       40,000  Gulfport, MS Hospital Facility
                (Gulfport Memorial Hospital)                        6.125%     07/01/2015        01/01/2007 A       $       40,070
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Jones County, MS Solid Waste Disposal
                (International Paper Company)                       5.800      10/01/2021        10/01/2009 A               72,227
----------------------------------------------------------------------------------------------------------------------------------
       100,000  MS Business Finance Corp. (Bomaine Corp.)           5.750      05/01/2015        05/01/2009 A              102,294
----------------------------------------------------------------------------------------------------------------------------------
     8,260,000  MS Business Finance Corp. (System Energy
                Resources)                                          5.875      04/01/2022        10/01/2006 A            8,300,309
----------------------------------------------------------------------------------------------------------------------------------
       200,000  MS Devel. Bank Special Obligation                   5.500      07/01/2031        07/01/2011 A              205,746
----------------------------------------------------------------------------------------------------------------------------------
     2,750,000  MS Higher Education Assistance Corp.,
                Series C                                            6.750      09/01/2014        03/01/2007 A            2,755,033
----------------------------------------------------------------------------------------------------------------------------------
        15,000  MS Home Corp. (GNMA Collateral Mtg.),
                Series B                                            6.500      12/01/2024        12/01/2006 A               15,329
----------------------------------------------------------------------------------------------------------------------------------
       595,000  MS Home Corp. (Single Family Mtg.)                  5.300      12/01/2023        04/01/2013 A              602,729
----------------------------------------------------------------------------------------------------------------------------------
       280,000  MS Home Corp. (Single Family Mtg.)                  6.250      12/01/2016        12/01/2007 A              285,687
----------------------------------------------------------------------------------------------------------------------------------
     4,355,000  MS Home Corp. (Single Family Mtg.)                  6.350      06/01/2030        03/05/2009 B            4,554,807
----------------------------------------------------------------------------------------------------------------------------------
       640,000  MS Home Corp. (Single Family Mtg.)                  6.700      12/01/2029        12/01/2009 A              676,966
----------------------------------------------------------------------------------------------------------------------------------
       650,000  MS Home Corp. (Single Family Mtg.), Series I        7.375      06/01/2028        12/01/2011 A              660,842
----------------------------------------------------------------------------------------------------------------------------------
       105,000  MS Home Corp. (Valley State Student Hsg.)           5.300      12/01/2028        12/01/2013 A              109,148
----------------------------------------------------------------------------------------------------------------------------------
        25,000  MS Home Corp., Series A                             6.300      06/01/2031        06/01/2014 A               26,552
----------------------------------------------------------------------------------------------------------------------------------
       145,000  MS Home Corp., Series B                             6.625      04/01/2027        10/01/2006 A              146,122
----------------------------------------------------------------------------------------------------------------------------------
       300,000  MS Hospital Equipment & Facilities Authority
                (MS Baptist Medical Center)                         6.500      05/01/2010        11/01/2006 A              303,642
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Tupelo, MS GO                                       5.900      08/01/2013        02/01/2007 A               20,133
----------------------------------------------------------------------------------------------------------------------------------
     1,075,000  Warren County, MS Environmental
                Improvement (International Paper Company)           6.250      09/01/2023        09/01/2009 A            1,140,693
                                                                                                                    --------------

                                                                                                                        24,248,500
----------------------------------------------------------------------------------------------------------------------------------
MISSOURI--2.2%
        20,000  Bates County, MO Hospital
                (Bates County Memorial Hospital)                    5.700      03/01/2026        03/01/2007 A               20,339
----------------------------------------------------------------------------------------------------------------------------------
       175,000  Belton, MO Tax Increment
                (Belton Town Center)                                5.000      03/01/2014        09/06/2013 C              175,802
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Belton, MO Tax Increment
                (Belton Town Center)                                5.125      03/01/2015          03/01/2015              125,419
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Belton, MO Tax Increment
                (Belton Town Center)                                5.250      03/01/2016          03/01/2016              100,772
----------------------------------------------------------------------------------------------------------------------------------
     1,395,000  Branson, MO IDA (Branson Hills)                     6.250      05/01/2013        05/05/2011 C            1,472,967
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Cameron, MO IDA Health Facilities
                (Cameron Community Hospital)                        6.375      12/01/2029        12/01/2010 A               69,256
----------------------------------------------------------------------------------------------------------------------------------
     4,095,000  Hanley/Eager Road, MO Transportation
                Devel. District                                     6.750      12/01/2028        12/01/2010 D            4,095,246
----------------------------------------------------------------------------------------------------------------------------------
     3,970,000  Kansas City, MO Special Facilities
                (MCI Overhaul Base)                                 5.500      09/01/2020        09/01/2015 A            4,301,416


                  54 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MISSOURI Continued
$    1,170,000  Kansas City, MO Special Facilities
                (MCI Overhaul Base)                                 5.625%     09/01/2017        09/01/2015 A       $    1,283,736
----------------------------------------------------------------------------------------------------------------------------------
     1,200,000  Kansas City, MO Tax (Briarcliff West)               5.150      06/01/2016        08/01/2013 B            1,227,168
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Lees Summit, MO Tax (Summitwoods
                Crossing)                                           6.250      05/01/2017        05/01/2008 A               20,326
----------------------------------------------------------------------------------------------------------------------------------
     1,195,000  Maplewood, MO Tax (Maplewood
                South Redevel.)                                     5.200      11/01/2022        09/01/2012 B            1,214,741
----------------------------------------------------------------------------------------------------------------------------------
        15,000  MO Economic Devel. Export
                & Infrastructure (Peculiar, MO) 4                   6.000      03/01/2007        03/01/2007                 15,020
----------------------------------------------------------------------------------------------------------------------------------
       135,000  MO Environmental Improvement
                & Energy Resources Authority
                (Missouri-American Water Company)                   5.500      01/01/2023        01/01/2007 A              135,170
----------------------------------------------------------------------------------------------------------------------------------
       150,000  MO Environmental Improvement
                & Energy Resources Authority
                (Missouri-American Water Company)                   5.850      07/01/2026        01/01/2007 A              150,147
----------------------------------------------------------------------------------------------------------------------------------
       150,000  MO Environmental Improvement
                & Energy Resources Authority
                (Missouri-American Water Company)                   5.900      03/01/2030        03/01/2007 A              154,235
----------------------------------------------------------------------------------------------------------------------------------
        30,000  MO Environmental Improvement
                & Energy Resources Authority
                (St. Louis County Water Company)                    5.100      03/01/2028        03/01/2007 A               30,086
----------------------------------------------------------------------------------------------------------------------------------
       170,000  MO Environmental Improvement
                & Energy Resources Authority
                (St. Louis County Water Company)                    5.500      02/01/2023        02/01/2007 A              170,214
----------------------------------------------------------------------------------------------------------------------------------
       950,000  MO Environmental Improvement
                & Energy Resources Authority
                (St. Louis County Water Company)                    5.500      11/01/2026        11/01/2006 A              951,197
----------------------------------------------------------------------------------------------------------------------------------
       315,000  MO Environmental Improvement
                & Energy Resources Authority
                (St. Louis County Water Company)                    5.700      06/01/2025        12/01/2006 A              315,277
----------------------------------------------------------------------------------------------------------------------------------
     1,040,000  MO Environmental Improvement
                & Energy Resources Authority
                (Union Electric Company)                            5.450      10/01/2028        10/01/2010 A            1,083,462
----------------------------------------------------------------------------------------------------------------------------------
        90,000  MO H&EFA (Freeman Health System)                    5.500      02/15/2024        02/15/2007 A               90,472
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  MO H&EFA (Lutheran Senior Services)                 5.750      02/01/2017        02/01/2007 A            2,079,720
----------------------------------------------------------------------------------------------------------------------------------
        25,000  MO H&EFA (St. Lukes-Shawnee Mission
                Heatlh System)                                      5.375      11/15/2021        11/15/2006 A               25,541
----------------------------------------------------------------------------------------------------------------------------------
        20,000  MO H&EFA (William Woods University)                 5.200      09/01/2029        09/01/2007 A               20,008
----------------------------------------------------------------------------------------------------------------------------------
        50,000  MO HDC (Single Family Hsg.)                         6.100      09/01/2024        09/01/2009 A               50,967
----------------------------------------------------------------------------------------------------------------------------------
     1,010,000  MO HDC (Single Family Hsg.)                         6.450      09/01/2029        11/01/2006 B            1,030,220
----------------------------------------------------------------------------------------------------------------------------------
       190,000  MO HDC (Single Family Hsg.)                         7.250      09/01/2026        03/01/2007 B              193,010
----------------------------------------------------------------------------------------------------------------------------------
        50,000  MO HDC (Truman Farm Villas)                         5.750      10/01/2011        10/01/2008 A               51,043
----------------------------------------------------------------------------------------------------------------------------------
     6,845,000  MO Hsg. Devel. Commission
                (Single Family Hsg.)                                6.230      03/01/2032        10/15/2009 B            7,217,916


                  55 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MISSOURI Continued
$    6,000,000  MO Hsg. Devel. Commission
                (Single Family Mtg.)                                6.050%     03/01/2037        09/01/2015 A       $    6,559,860
----------------------------------------------------------------------------------------------------------------------------------
       200,000  Raymore, MO Tax Increment                           5.000      03/01/2012        03/01/2012                202,406
----------------------------------------------------------------------------------------------------------------------------------
       300,000  Raymore, MO Tax Increment                           5.000      03/01/2013        03/01/2013                303,024
----------------------------------------------------------------------------------------------------------------------------------
       275,000  Raymore, MO Tax Increment                           5.125      03/01/2014        03/01/2014                279,400
----------------------------------------------------------------------------------------------------------------------------------
       230,000  Raymore, MO Tax Increment                           5.125      03/01/2015        03/01/2015                233,130
----------------------------------------------------------------------------------------------------------------------------------
     2,420,000  Richmond Heights, MO Tax Increment
                & Transportation Sales Tax                          5.200      11/01/2021        05/01/2012 A            2,431,640
----------------------------------------------------------------------------------------------------------------------------------
        95,000  Sikeston, MO Electric                               5.000      06/01/2022        12/01/2006 A               95,656
----------------------------------------------------------------------------------------------------------------------------------
     2,215,000  Springfield, MO Land Clearance Devel.
                Authority (University Plaza Redevel. Corp.)         6.600      10/01/2011        10/01/2006 A            2,265,059
----------------------------------------------------------------------------------------------------------------------------------
       500,000  St. Joseph, MO IDA (Shoppes at North Village)       5.100      11/01/2019        11/01/2014 A              502,710
----------------------------------------------------------------------------------------------------------------------------------
        20,000  St. Louis County, MO IDA (Covington
                Manor Apartments)                                   6.200      08/20/2020        08/20/2011 A               21,014
----------------------------------------------------------------------------------------------------------------------------------
        10,000  St. Louis County, MO IDA (South Summit
                Apartments)                                         6.050      04/20/2027        04/20/2007 A               10,300
----------------------------------------------------------------------------------------------------------------------------------
        30,000  St. Louis, MO Airport (Lambert Field Fueling
                Facilities Corp.)                                   5.250      07/01/2022        07/01/2007 A               30,537
----------------------------------------------------------------------------------------------------------------------------------
       150,000  St. Louis, MO Airport (Lambert Field Fueling
                Facilities Corp.)                                   5.250      07/01/2027        07/01/2007 A              152,423
----------------------------------------------------------------------------------------------------------------------------------
        55,000  St. Louis, MO IDA (Anheuser-Busch
                Companies)                                          5.750      12/01/2027        12/01/2006 A               55,714
----------------------------------------------------------------------------------------------------------------------------------
       170,000  St. Louis, MO IDA (Anheuser-Busch
                Companies)                                          5.875      11/01/2026        11/01/2006 A              173,475
----------------------------------------------------------------------------------------------------------------------------------
       675,000  Strother, MO Interchange Transportation
                Devel. District (Lees Summit)                       5.000      05/01/2024        02/03/2012 B              681,885
----------------------------------------------------------------------------------------------------------------------------------
        10,000  University City, MO IDA
                (Canterbury Gardens)                                5.900      12/20/2020        12/20/2006 A               10,242
                                                                                                                    --------------

                                                                                                                        41,879,368
----------------------------------------------------------------------------------------------------------------------------------
MONTANA--0.0%
        35,000  Crow, MT Finance Authority (Tribal)                 5.650      10/01/2017        10/01/2007 A               36,359
----------------------------------------------------------------------------------------------------------------------------------
       120,000  Crow, MT Finance Authority (Tribal)                 5.700      10/01/2027        10/01/2009 A              124,699
----------------------------------------------------------------------------------------------------------------------------------
       100,000  MT Board of Hsg. (Single Family Mtg.)               6.150      06/01/2030        06/01/2007 A              102,218
----------------------------------------------------------------------------------------------------------------------------------
       380,000  MT Higher Education Student Assistance
                Corp.                                               5.500      12/01/2031        12/01/2008 A              389,378
                                                                                                                    --------------

                                                                                                                           652,654
----------------------------------------------------------------------------------------------------------------------------------
MULTI STATES--1.5%
    10,000,000  Charter Mac Equity Issuer Trust, Series B3-1        6.000      04/30/2015        04/30/2015             10,885,800
----------------------------------------------------------------------------------------------------------------------------------
     6,000,000  Munimae TE Bond Subsidiary                          5.125      11/29/2049        09/30/2015 D            6,228,900
----------------------------------------------------------------------------------------------------------------------------------
     8,000,000  Munimae TE Bond Subsidiary                          5.300      11/29/2049        09/30/2015 D            8,347,680
----------------------------------------------------------------------------------------------------------------------------------
     3,000,000  Munimae TE Bond Subsidiary                          5.500      11/29/2049        09/30/2015 D            3,151,650
                                                                                                                    --------------
                                                                                                                        28,614,030


                  56 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NEBRASKA--0.0%
$       35,000  Dawson County, NE Sanitation
                & Improvement District                              5.550%     02/01/2017        02/01/2007 A       $       35,021
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Dawson County, NE Sanitation
                & Improvement District (IBP)                        5.250      02/01/2009        02/01/2007 A               50,042
----------------------------------------------------------------------------------------------------------------------------------
        15,000  NE Investment Finance Authority
                (Multifamily Hsg.)                                  6.000      12/01/2015        12/01/2006 A               15,126
----------------------------------------------------------------------------------------------------------------------------------
        70,000  NE Investment Finance Authority
                (Multifamily Hsg.)                                  6.200      06/01/2028        12/01/2006 A               70,981
----------------------------------------------------------------------------------------------------------------------------------
         5,000  NE Investment Finance Authority
                (Single Family Hsg.)                                6.700      09/01/2026        03/01/2007 A                5,063
----------------------------------------------------------------------------------------------------------------------------------
        10,000  NE Investment Finance Authority
                (Single Family Hsg.), Series C                      6.250      03/01/2021        05/01/2009 A               10,109
----------------------------------------------------------------------------------------------------------------------------------
       205,000  NE Student Loan (Nebhelp Inc.)                      6.000      06/01/2028        03/10/2008 A              205,937
----------------------------------------------------------------------------------------------------------------------------------
        85,000  Scotts Bluff County, NE Hospital Authority
                (Regional West Medical Center)                      6.375      12/15/2008        12/15/2006 A               85,130
                                                                                                                    --------------

                                                                                                                           477,409
----------------------------------------------------------------------------------------------------------------------------------
NEVADA--2.1%
     1,210,000  Clark County, NV Industrial Devel.
                (Nevada Power Company)                              5.600      10/01/2030        01/01/2007 A            1,214,489
----------------------------------------------------------------------------------------------------------------------------------
       400,000  Clark County, NV Industrial Devel.
                (Southwest Gas Corp.)                               5.450      03/01/2038        03/01/2013 A              423,376
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Humboldt County, NV Pollution Control
                (Sierra Pacific Power Company)                      6.550      10/01/2013        05/28/2007 A               15,273
----------------------------------------------------------------------------------------------------------------------------------
     8,555,000  Las Vegas, NV Paiute Tribe, Series A                6.125      11/01/2012        05/30/2010 C            9,121,854
----------------------------------------------------------------------------------------------------------------------------------
       200,000  Las Vegas, NV Paiute Tribe, Series A                6.625      11/01/2017        11/01/2012 A              223,908
----------------------------------------------------------------------------------------------------------------------------------
       200,000  NV Hsg. Division (Arville)                          6.500      10/01/2016        10/01/2006 A              204,278
----------------------------------------------------------------------------------------------------------------------------------
        40,000  NV Hsg. Division (Campaige Place)                   5.450      10/01/2018        10/01/2008 A               40,611
----------------------------------------------------------------------------------------------------------------------------------
       290,000  NV Hsg. Division (Multi Unit Hsg.)                  5.900      10/01/2016        04/01/2010 A              300,162
----------------------------------------------------------------------------------------------------------------------------------
        80,000  NV Hsg. Division (Single Family Mtg.)               5.300      04/01/2028        04/01/2009 A               80,590
----------------------------------------------------------------------------------------------------------------------------------
        10,000  NV Hsg. Division (Single Family Mtg.),
                Series B                                            5.650      10/01/2021        10/01/2010 A               10,309
----------------------------------------------------------------------------------------------------------------------------------
         5,000  NV Hsg. Division (Single Family Mtg.),
                Series D-2                                          6.350      04/01/2028        04/01/2008 A                5,099
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Reno, NV Hsg. Authority
                (Ala Moana Apartments)                              6.600      07/01/2026        01/01/2007 A               25,022
----------------------------------------------------------------------------------------------------------------------------------
     3,000,000  Reno, NV Redevel. Agency Tax Allocation,
                Series A 1                                          6.200      06/01/2018        12/01/2006 A            3,003,120
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Washoe County, NV
                (Reno/Sparks Convention)                            5.600      07/01/2010        01/01/2007 A               60,095
----------------------------------------------------------------------------------------------------------------------------------
       200,000  Washoe County, NV Gas & Water Facilities
                (Sierra Pacific Power Company)                      5.900      06/01/2023        12/01/2006 A              202,128
----------------------------------------------------------------------------------------------------------------------------------
     4,800,000  Washoe County, NV Gas & Water Facilities
                (Sierra Pacific Power Company)                      6.300      12/01/2014        01/23/2007 A            4,882,848


                  57 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NEVADA Continued
$    5,185,000  Washoe County, NV Gas Facility
                (Sierra Pacific Power Company)                      6.700%     11/01/2032        11/01/2006 A       $    5,283,204
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Washoe County, NV Water Facility
                (Sierra Pacific Power Company)                      5.900      06/01/2023        12/01/2006 A               30,054
----------------------------------------------------------------------------------------------------------------------------------
    15,095,000  Washoe County, NV Water Facility
                (Sierra Pacific Power Company)                      6.650      06/01/2017        12/01/2006 A           15,490,187
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Washoe, NV HFC (Washoe Mills Apartments)            6.125      07/01/2022        01/01/2007 A               15,017
                                                                                                                    --------------

                                                                                                                        40,631,624
----------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.7%
     2,000,000  Manchester, NH Hsg. & Redevel. Authority,
                Series A                                            6.750      01/01/2014        01/01/2010 A            2,168,120
----------------------------------------------------------------------------------------------------------------------------------
       125,000  NH HE&H Facilities Authority
                (Crotched Mountain Rehabilitation Center)           5.875      01/01/2020        01/01/2007 A              128,110
----------------------------------------------------------------------------------------------------------------------------------
       100,000  NH HE&H Facilities Authority
                (Dartmouth College)                                 5.550      06/01/2023        06/01/2008 A              103,121
----------------------------------------------------------------------------------------------------------------------------------
       100,000  NH HE&H Facilities Authority
                (Franklin Pierce College)                           5.250      10/01/2018        04/01/2010 A              102,946
----------------------------------------------------------------------------------------------------------------------------------
       150,000  NH HE&H Facilities Authority
                (New Hampton School)                                5.250      10/01/2018        10/01/2010 A              152,187
----------------------------------------------------------------------------------------------------------------------------------
     2,900,000  NH HE&H Facilities Authority
                (United Church of Christ Retirement
                Community)                                          7.350      01/01/2018        01/01/2007 A            2,966,642
----------------------------------------------------------------------------------------------------------------------------------
       210,000  NH HE&HFA (Dartmouth College)                       5.450      06/01/2025        12/01/2006 A              212,325
----------------------------------------------------------------------------------------------------------------------------------
         5,000  NH HFA                                              6.125      01/01/2018        01/01/2007 A                5,099
----------------------------------------------------------------------------------------------------------------------------------
        10,000  NH HFA (Multifamily)                                7.550      07/01/2013        01/01/2007 A               10,914
----------------------------------------------------------------------------------------------------------------------------------
        60,000  NH HFA (Prescott Hills Apartments)                  6.150      07/01/2040        01/01/2010 A               62,273
----------------------------------------------------------------------------------------------------------------------------------
       230,000  NH HFA (Single Family Mtg.)                         5.200      01/01/2024        07/01/2013 A              232,197
----------------------------------------------------------------------------------------------------------------------------------
     6,450,000  NH HFA (Single Family Mtg.)                         5.875      07/01/2021        03/01/2010 B            6,873,443
----------------------------------------------------------------------------------------------------------------------------------
        20,000  NH HFA (Single Family Mtg.)                         6.800      07/01/2025        01/01/2007 A               20,492
----------------------------------------------------------------------------------------------------------------------------------
        35,000  NH HFA (Single Family Mtg.), Series C               6.900      07/01/2019        01/01/2007 B               35,069
                                                                                                                    --------------

                                                                                                                        13,072,938
----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--5.8%
    10,885,000  Delaware River Port Authority PA/NJ                 5.500      01/01/2026        01/01/2007 A           11,118,048
----------------------------------------------------------------------------------------------------------------------------------
    14,000,000  NJ EDA (Cigarette Tax)                              5.625      06/15/2019        06/15/2010 A           14,734,580
----------------------------------------------------------------------------------------------------------------------------------
     3,500,000  NJ EDA (Continental Airlines)                       6.625      09/15/2012        09/15/2012              3,682,140
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  NJ EDA (Trigen-Trenton District Energy
                Company)                                            6.200      12/01/2010        12/01/2006 A            5,055,700
----------------------------------------------------------------------------------------------------------------------------------
       645,000  NJ Health Care Facilities Financing Authority
                (Raritan Bay Medical Center)                        7.250      07/01/2014        01/01/2007 A              664,221
----------------------------------------------------------------------------------------------------------------------------------
       750,000  NJ Tobacco Settlement Financing Corp.               6.125      06/01/2024        06/12/2010 B              810,323
----------------------------------------------------------------------------------------------------------------------------------
    56,325,000  NJ Tobacco Settlement Financing Corp.
                (TASC)                                              5.750      06/01/2032        06/01/2012 A           59,344,583


                  58 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$      155,000  NJ Tobacco Settlement Financing Corp.
                (TASC)                                              6.000%     06/01/2037        06/01/2012 A       $      165,754
----------------------------------------------------------------------------------------------------------------------------------
     7,100,000  NJ Tobacco Settlement Financing Corp.
                (TASC)                                              6.125      06/01/2042        06/01/2012 A            7,636,476
----------------------------------------------------------------------------------------------------------------------------------
     4,335,000  NJ Tobacco Settlement Financing Corp.
                (TASC)                                              6.375      06/01/2032        06/01/2013 A            4,758,096
----------------------------------------------------------------------------------------------------------------------------------
       865,000  NJ Tobacco Settlement Financing Corp.
                (TASC)                                              6.750      06/01/2039        06/01/2013 A              974,180
----------------------------------------------------------------------------------------------------------------------------------
     1,425,000  NJ Tobacco Settlement Financing Corp.
                (TASC)                                              7.000      06/01/2041        06/01/2013 A            1,636,655
                                                                                                                    --------------

                                                                                                                       110,580,756
----------------------------------------------------------------------------------------------------------------------------------
NEW MEXICO--1.0%
     3,500,000  Bernalillo County, NM Multifamily Hsg.
                (Mountain View)                                     7.500      09/20/2033        09/20/2008 A            3,779,195
----------------------------------------------------------------------------------------------------------------------------------
     1,175,000  Farmington, NM Pollution Control 1                  5.800      04/01/2022        10/01/2006 A            1,182,215
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Farmington, NM Pollution Control
                (Public Service Company of New Mexico)              5.700      12/01/2016        12/01/2006 A               25,580
----------------------------------------------------------------------------------------------------------------------------------
       300,000  Farmington, NM Pollution Control
                (Public Service Company of New Mexico)              5.800      04/01/2022        10/01/2006 A              301,842
----------------------------------------------------------------------------------------------------------------------------------
     4,075,000  Farmington, NM Pollution Control
                (Public Service Company of New Mexico)              6.300      12/01/2016        12/01/2008 A            4,170,681
----------------------------------------------------------------------------------------------------------------------------------
     1,160,000  Farmington, NM Pollution Control
                (Public Service Company of New Mexico) 1            6.375      04/01/2022        04/01/2007 A            1,198,500
----------------------------------------------------------------------------------------------------------------------------------
       160,000  Hobbs, NM Health Facilities (Evangelical
                Lutheran Good Samaritan Society)                    5.500      05/01/2026        11/01/2006 A              163,405
----------------------------------------------------------------------------------------------------------------------------------
        30,000  NM Mtg. Finance Authority
                (Single Family Mtg.)                                5.000      09/01/2022        03/01/2012 A               30,139
----------------------------------------------------------------------------------------------------------------------------------
        50,000  NM Mtg. Finance Authority
                (Single Family Mtg.)                                5.650      07/01/2009        01/01/2007 A               51,138
----------------------------------------------------------------------------------------------------------------------------------
         5,000  NM Mtg. Finance Authority
                (Single Family Mtg.)                                5.700      09/01/2014        09/01/2009 A                5,043
----------------------------------------------------------------------------------------------------------------------------------
        20,000  NM Mtg. Finance Authority
                (Single Family Mtg.)                                5.700      07/01/2029        07/01/2009 A               20,360
----------------------------------------------------------------------------------------------------------------------------------
     1,490,000  NM Mtg. Finance Authority
                (Single Family Mtg.)                                5.850      01/01/2037        12/01/2011 B            1,615,682
----------------------------------------------------------------------------------------------------------------------------------
         5,000  NM Mtg. Finance Authority
                (Single Family Mtg.)                                5.875      09/01/2021        03/01/2010 A                5,047
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  NM Mtg. Finance Authority
                (Single Family Mtg.)                                6.150      07/01/2037        08/15/2011 B            5,472,650
----------------------------------------------------------------------------------------------------------------------------------
       225,000  NM Regional Hsg. Authority (Washington
                Place Apartments)                                   5.500      08/15/2020        02/15/2013 A              237,278
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Santa Fe, NM Single Family Mtg.
                (FNMA & GNMA Mtg. Backed Securities),
                Series A                                            6.300      11/01/2028        11/01/2006 A               20,279


                  59 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NEW MEXICO Continued
$       25,000  Villa Hermosa, NM Affordable Hsg. Corp.
                (Villa Hermosa Apartments)                          5.900%     05/20/2027        05/20/2007 A       $       25,665
                                                                                                                    --------------

                                                                                                                        18,304,699
----------------------------------------------------------------------------------------------------------------------------------
NEW YORK--0.6%
    10,000,000  Tobacco Settlement Financing
                Corp. (TASC) 2,9                                    5.500      06/01/2017        06/01/2011 B           10,732,000
----------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--1.2%
       255,000  Asheville, NC COP                                   6.500      02/01/2008        02/01/2007 A              255,533
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Burlington, NC Public Housing Assistance
                Corp. (Alamance Plaza)                              6.750      07/01/2024        01/01/2007 A               82,070
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Columbus, NC IF&PCFA (International Paper
                Corp.)                                              6.150      04/01/2021        04/01/2007 A               20,557
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Fayetteville, NC State University                   8.200      10/01/2009        10/01/2006 A               35,122
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Halifax County, NC Industrial Facilities
                & Pollution Control (Champion International
                Corp.)                                              5.450      11/01/2033        11/01/2010 A               71,135
----------------------------------------------------------------------------------------------------------------------------------
     2,620,000  Haywood County, NC IF&PCFA (Champion
                International Corp.) 1                              5.500      10/01/2018        10/01/2006 A            2,635,851
----------------------------------------------------------------------------------------------------------------------------------
       795,000  Haywood County, NC IF&PCFA (Champion
                International Corp.)                                5.750      12/01/2025        12/01/2007 A              804,763
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Haywood County, NC IF&PCFA (Champion
                International Corp.)                                6.250      09/01/2025        03/01/2007 A               50,566
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Haywood County, NC IF&PCFA (Champion
                International Corp.)                                6.850      05/01/2014        11/01/2006 A               70,161
----------------------------------------------------------------------------------------------------------------------------------
     1,865,000  Kinston, NC Hsg. Authority (Kinston Towers)         6.750      12/01/2018        10/10/2013 C            1,862,464
----------------------------------------------------------------------------------------------------------------------------------
       100,000  NC Eastern Municipal Power Agency                   5.700      01/01/2013        01/01/2007 A              102,488
----------------------------------------------------------------------------------------------------------------------------------
       115,000  NC Eastern Municipal Power Agency                   5.750      01/01/2026        01/01/2011 A              119,958
----------------------------------------------------------------------------------------------------------------------------------
       665,000  NC Eastern Municipal Power Agency, Series B         5.500      01/01/2017        01/01/2007 A              665,918
----------------------------------------------------------------------------------------------------------------------------------
       590,000  NC Eastern Municipal Power Agency, Series B         5.500      01/01/2021        01/01/2007 A              590,838
----------------------------------------------------------------------------------------------------------------------------------
       790,000  NC Eastern Municipal Power Agency, Series B         5.500      01/01/2021        01/01/2007 A              791,122
----------------------------------------------------------------------------------------------------------------------------------
     1,215,000  NC Eastern Municipal Power Agency, Series B         5.500      01/01/2021        01/01/2007 A            1,221,974
----------------------------------------------------------------------------------------------------------------------------------
        30,000  NC Eastern Municipal Power Agency, Series B         6.250      01/01/2023        01/01/2007 A               30,064
----------------------------------------------------------------------------------------------------------------------------------
     5,090,000  NC HFA                                              5.750      03/01/2017        03/01/2007 A            5,183,198
----------------------------------------------------------------------------------------------------------------------------------
        35,000  NC HFA                                              6.000      01/01/2016        07/01/2009 A               36,073
----------------------------------------------------------------------------------------------------------------------------------
     3,105,000  NC HFA                                              6.000      07/01/2016        07/01/2009 A            3,188,152
----------------------------------------------------------------------------------------------------------------------------------
        15,000  NC HFA (Single Family)                              5.350      09/01/2028        03/01/2008 A               15,437
----------------------------------------------------------------------------------------------------------------------------------
       140,000  NC HFA (Single Family)                              5.600      09/01/2019        09/01/2007 A              143,984
----------------------------------------------------------------------------------------------------------------------------------
        15,000  NC HFA (Single Family)                              5.700      09/01/2026        09/01/2009 A               15,389
----------------------------------------------------------------------------------------------------------------------------------
        10,000  NC HFA (Single Family)                              5.900      03/01/2007        03/01/2007                 10,064
----------------------------------------------------------------------------------------------------------------------------------
     1,910,000  NC HFA (Single Family)                              6.250      03/01/2028        03/01/2007 A            2,002,158
----------------------------------------------------------------------------------------------------------------------------------
        10,000  NC HFA, Series F                                    6.700      01/01/2027        01/01/2007 A               10,015
----------------------------------------------------------------------------------------------------------------------------------
        35,000  NC HFA, Series H                                    5.950      07/01/2021        01/01/2007 A               35,160


                  60 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA Continued
$        5,000  NC HFA, Series JJ                                   6.450%     09/01/2027        03/01/2008 A       $        5,075
----------------------------------------------------------------------------------------------------------------------------------
        10,000  NC HFA, Series Z                                    6.600      09/01/2026        03/01/2007 A               10,012
----------------------------------------------------------------------------------------------------------------------------------
     1,195,000  NC Medical Care Commission
                (GHC/GHS/GMH Obligated Group)                       5.500      02/15/2015        02/15/2007 A            1,228,376
----------------------------------------------------------------------------------------------------------------------------------
     1,425,000  NC Medical Care Commission
                (GHC/GHS/GMH Obligated Group)                       5.500      02/15/2019        02/15/2007 A            1,464,800
----------------------------------------------------------------------------------------------------------------------------------
        10,000  NC Medical Care Commission Hospital
                (Almance Health System)                             5.500      08/15/2013        02/15/2007 A               10,013
----------------------------------------------------------------------------------------------------------------------------------
        50,000  NC Medical Care Commission Hospital
                (Almance Health System)                             5.500      08/15/2024        02/15/2007 A               50,064
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Northampton County, NC IF&PCFA
                (Champion International Corp.)                      6.450      11/01/2029        11/01/2009 A               53,030
                                                                                                                    --------------

                                                                                                                        22,871,584
----------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA--0.1%
        40,000  Fargo, ND Health System
                (Meritcare Hospital/Meritcare
                Med Group Obligated Group)                          5.375      06/01/2027        06/01/2007 A               41,165
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Mercer County, ND Pollution Control
                (Northwestern Public Service Company)               5.850      06/01/2023        12/01/2006 A               50,181
----------------------------------------------------------------------------------------------------------------------------------
       100,000  ND Board of Higher Education Student
                Services Facilities                                 5.500      08/01/2023        08/01/2015 A              102,989
----------------------------------------------------------------------------------------------------------------------------------
       645,000  ND HFA, Series B                                    5.300      07/01/2024        07/01/2012 A              661,460
----------------------------------------------------------------------------------------------------------------------------------
        15,000  ND HFA, Series F                                    5.550      01/01/2012        01/01/2010 A               15,207
----------------------------------------------------------------------------------------------------------------------------------
        80,000  ND Water Commission (Southwest Pipeline)            5.700      07/01/2017        07/01/2007 A               81,182
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Oliver County, ND Solid Waste
                (Square Butte Electric Cooperative)                 5.450      01/01/2024        01/01/2009 A               52,415
                                                                                                                    --------------

                                                                                                                         1,004,599
----------------------------------------------------------------------------------------------------------------------------------
OHIO--2.1%
       100,000  Adams County, OH Valley Local
                School District                                     5.250      12/01/2021        12/01/2006 A              101,739
----------------------------------------------------------------------------------------------------------------------------------
     3,025,000  Akron, Bath, Copley, OH Joint
                Township Hospital District
                (Akron General Medical Center)                      5.375      01/01/2017        01/01/2007 A            3,096,088
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Akron, Bath, Copley, OH Joint
                Township Hospital District
                (Akron General Medical Center)                      5.375      01/01/2022        01/01/2007 A               76,766
----------------------------------------------------------------------------------------------------------------------------------
       685,000  Akron, Bath, Copley, OH Joint
                Township Hospital District
                (Akron General Medical Center) 1                    5.500      01/01/2008        01/01/2007 A              685,938
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Akron, Bath, Copley, OH Joint
                Township Hospital District
                (Akron General Medical Center)                      5.500      01/01/2016        01/01/2007 A               80,110
----------------------------------------------------------------------------------------------------------------------------------
       290,000  Akron, Bath, Copley, OH Joint
                Township Hospital District
                (Akron General Medical Center) 1                    5.500      01/01/2021        01/01/2007 A              290,360


                  61 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OHIO Continued
$      100,000  Akron, Bath, Copley, OH Joint
                Township Hospital District
                (Akron General Medical Center)                      5.500%     01/01/2021        01/01/2007 A       $      100,131
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Akron, OH Economic Devel.                           5.000      12/01/2018        12/01/2009 A               72,344
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Canton, OH Waterworks System                        5.750      12/01/2010        12/01/2006 A            1,021,650
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Canton, OH Waterworks System                        5.850      12/01/2015        12/01/2006 A            1,021,730
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Centerville, OH GO                                  5.625      12/01/2026        12/01/2006 A               70,566
----------------------------------------------------------------------------------------------------------------------------------
     1,350,000  Cleveland, OH Airport (Continental Airlines) 1      5.500      12/01/2008        01/09/2007 C            1,346,207
----------------------------------------------------------------------------------------------------------------------------------
       120,000  Cleveland, OH Airport System                        5.125      01/01/2017        01/01/2008 A              122,608
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Cleveland, OH Airport System                        5.125      01/01/2022        01/01/2008 A              101,938
----------------------------------------------------------------------------------------------------------------------------------
       235,000  Cleveland, OH Airport System                        5.125      01/01/2027        01/01/2010 A              239,120
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Cleveland, OH COP (Cleveland Stadium)               5.250      11/15/2027        11/15/2007 A               41,354
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Cleveland-Cuyahoga County,
                OH Port Authority                                   5.800      05/15/2027        11/15/2007 A              101,883
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Columbus, OH Municipal Airport Authority            5.000      01/01/2028        01/01/2008 A               51,104
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Columbus, OH Sewer Improvement Bonds                6.000      09/15/2010        03/15/2007 A               50,224
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Cuyahoga County, OH
                (RH Myers Apartments)                               6.500      09/20/2025        09/20/2007 A              102,129
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Cuyahoga County, OH Hospital
                (University Hospitals of Cleveland)                 9.000      06/01/2011        12/01/2006 A               11,301
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Cuyahoga County, OH Mtg.
                (Osborn Apartments)                                 5.350      05/20/2018        05/20/2008 A               25,320
----------------------------------------------------------------------------------------------------------------------------------
     1,075,000  Cuyahoga County, OH Mtg.
                (West Tech Apartments)                              5.450      03/20/2044        09/20/2012 A            1,110,572
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Cuyahoga County, OH Mtg.
                (West Tech Apartments)                              5.700      03/20/2043        09/20/2012 A               52,226
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Dayton, OH Special Facilities
                (EAFC/EWA Obligated Group)                          5.625      02/01/2018        02/01/2008 A               52,045
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Franklin County, OH Hospital
                (Children's Hospital)                               5.750      11/01/2015        11/01/2006 A                5,057
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Franklin County, OH Hospital
                (Riverside United Methodist Hospital)               5.600      05/15/2007        05/15/2007                 25,289
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Franklin County, OH Mtg.
                (Gateway Apartment Homes)                           5.800      12/20/2028        12/20/2013 A              107,090
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Franklin County, OH Mtg.
                (Villas at St. Therese)                             5.250      12/20/2039        12/20/2011 A               41,539
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Franklin County, OH Mtg.
                (Villas at St. Therese)                             5.500      07/01/2021        07/01/2008 A               20,499
----------------------------------------------------------------------------------------------------------------------------------
     3,845,000  Franklin County, OH Multifamily
                (Wellington Housing Partners)                       5.400      02/20/2043        02/20/2014 A            4,007,567
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Hamilton County, OH (Judson Care Center)            6.500      08/01/2026        02/01/2007 A               41,285
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Kent, OH State University General Receipts          5.300      05/01/2013        11/01/2006 A               51,067
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Kent, OH State University General Receipts          5.500      05/01/2017        11/01/2006 A               40,858


                  62 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OHIO Continued
$       40,000  Kent, OH State University General Receipts          5.500%     05/01/2028        11/01/2006 A       $       40,857
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Lake County, OH Sewer District Improvements         5.850      12/01/2016        12/01/2006 A               25,586
----------------------------------------------------------------------------------------------------------------------------------
       425,000  Lucas County, OH GO                                 6.500      12/01/2016        12/01/2006 A              435,464
----------------------------------------------------------------------------------------------------------------------------------
       200,000  Lucas County, OH Hospital (Toledo
                Hospital/Flower Hospital Obligated Group)           5.750      11/15/2011        11/15/2006 A              204,486
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Lucas-Palmer, OH HDC (Palmer Gardens)               6.125      07/01/2025        07/01/2007 A               45,504
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Miamisburg, OH (Municipal Golf Course)              5.100      12/01/2021        12/01/2006 A               20,023
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Middletown, OH GO                                   6.050      12/01/2013        12/01/2006 A               40,154
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Montgomery County, OH Multifamily Hsg.
                (Creekside Villas)                                  6.000      09/01/2031        09/01/2009 A               25,750
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Muskingum County, OH Hospital Facilities
                (Franciscan Sisters of Christian Charity
                Healthcare Ministry)                                5.375      02/15/2012        02/15/2007 A               30,174
----------------------------------------------------------------------------------------------------------------------------------
       900,000  OH Air Quality Devel. Authority (Cincinnati
                Gas & Electric Company)                             5.450      01/01/2024        01/01/2007 A              901,215
----------------------------------------------------------------------------------------------------------------------------------
     3,155,000  OH Air Quality Devel. Authority (Cleveland
                Electric Illuminating Company)                      6.000      12/01/2013        12/01/2009 A            3,249,082
----------------------------------------------------------------------------------------------------------------------------------
       320,000  OH Air Quality Devel. Authority (Cleveland
                Electric Illuminating Company)                      6.000      08/01/2020        08/01/2007 A              330,170
----------------------------------------------------------------------------------------------------------------------------------
     1,520,000  OH Air Quality Devel. Authority (Cleveland
                Electric Illuminating Company)                      6.100      08/01/2020        08/01/2009 A            1,563,685
----------------------------------------------------------------------------------------------------------------------------------
        65,000  OH Air Quality Devel. Authority
                (JMG Funding)                                       5.625      10/01/2022        04/01/2007 A               66,815
----------------------------------------------------------------------------------------------------------------------------------
        95,000  OH Air Quality Devel. Authority
                (JMG Funding)                                       5.625      01/01/2023        08/01/2009 A               97,653
----------------------------------------------------------------------------------------------------------------------------------
        50,000  OH Capital Corp. for Hsg. (The Conifers)            6.300      06/01/2028        12/01/2006 A               51,204
----------------------------------------------------------------------------------------------------------------------------------
        35,000  OH Dept. of Transportation COP
                (Rickenbacker Port)                                 6.125      04/15/2015        10/15/2006 A               35,069
----------------------------------------------------------------------------------------------------------------------------------
        20,000  OH Economic Devel.                                  6.500      12/01/2009        12/01/2006 A               20,059
----------------------------------------------------------------------------------------------------------------------------------
       460,000  OH Economic Devel. (Astro Instrumentation)          5.450      06/01/2022        06/01/2012 A              489,684
----------------------------------------------------------------------------------------------------------------------------------
       240,000  OH Environmental Facilities
                (Ford Motor Company)                                5.950      09/01/2029        09/01/2029                228,919
----------------------------------------------------------------------------------------------------------------------------------
        60,000  OH HFA                                              5.250      09/01/2030        09/01/2010 A               60,724
----------------------------------------------------------------------------------------------------------------------------------
        10,000  OH HFA                                              5.300      09/01/2010        07/01/2009 A               10,057
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  OH HFA                                              5.375      03/01/2037        03/01/2016 A            2,154,940
----------------------------------------------------------------------------------------------------------------------------------
       105,000  OH HFA                                              5.625      09/01/2017        09/01/2009 A              106,406
----------------------------------------------------------------------------------------------------------------------------------
        15,000  OH HFA                                              5.750      09/01/2028        09/01/2009 A               15,327
----------------------------------------------------------------------------------------------------------------------------------
        65,000  OH HFA                                              5.750      09/01/2030        07/01/2009 A               65,544
----------------------------------------------------------------------------------------------------------------------------------
         5,000  OH HFA                                              6.050      09/01/2017        09/01/2007 A                5,152
----------------------------------------------------------------------------------------------------------------------------------
       110,000  OH HFA, Series C                                    5.750      09/01/2028        09/01/2009 A              113,069
----------------------------------------------------------------------------------------------------------------------------------
        50,000  OH Student Loan Funding Corp., Series A             7.250      02/01/2008        02/01/2007 A               50,463
----------------------------------------------------------------------------------------------------------------------------------
       125,000  OH Water Devel. Authority                           9.375      12/01/2010        12/01/2006 A              135,710
----------------------------------------------------------------------------------------------------------------------------------
        35,000  OH Water Devel. Authority (Cargill)                 6.300      09/01/2020        03/01/2007 A               35,394


                  63 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OHIO Continued
$      620,000  OH Water Devel. Authority
                (Cincinnati Gas &Electric)                          5.450%     01/01/2024        01/01/2007 A       $      624,036
----------------------------------------------------------------------------------------------------------------------------------
       205,000  OH Water Devel. Authority (Cleveland
                Electric Illuminating Company)                      6.100      08/01/2020        08/01/2007 A              211,417
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  OH Water Devel. Authority (General Motors
                Corp.)                                              5.900      06/15/2008        04/05/2008 C              999,890
----------------------------------------------------------------------------------------------------------------------------------
        60,000  OH Water Devel. Authority (Pure Water)              5.500      12/01/2018        12/01/2006 A               60,085
----------------------------------------------------------------------------------------------------------------------------------
       100,000  OH Water Devel. Authority (Pure Water)              6.000      12/01/2008        12/01/2006 A              100,192
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Pleasant, OH Local School District                  5.100      12/01/2018        12/01/2006 A               10,012
----------------------------------------------------------------------------------------------------------------------------------
     1,965,000  Port of Greater Cincinnati, OH Devel.
                Authority (Public Parking Infrastructure)           6.300      02/15/2024        02/15/2014 A            2,148,806
----------------------------------------------------------------------------------------------------------------------------------
     1,950,000  Port of Greater Cincinnati, OH Devel.
                Authority (Public Parking Infrastructure)           6.400      02/15/2034        02/15/2014 A            2,129,108
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Reynoldsburgh, OH Health Care Facilities
                (Wesley Ridge)                                      6.150      10/20/2038        04/20/2007 A              130,373
----------------------------------------------------------------------------------------------------------------------------------
       215,000  Scioto County, OH Marine Terminal Facility
                (Norfolk & Western Railway Company)                 5.300      08/15/2013        11/19/2008 A              219,117
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Toledo, OH Hsg. (Commodore Perry)                   5.450      12/01/2028        12/01/2010 A               36,058
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Toledo, OH Multifamily
                (Hillcrest Apartments)                              5.250      12/01/2018        12/01/2010 A               41,089
----------------------------------------------------------------------------------------------------------------------------------
     8,510,000  Toledo-Lucas County, OH Port Authority
                (Bax Global)                                        6.250      11/01/2013        07/19/2010 A            8,958,988
----------------------------------------------------------------------------------------------------------------------------------
        55,000  University of Cincinnati, OH COP                    5.500      06/01/2013        12/01/2006 A               55,079
----------------------------------------------------------------------------------------------------------------------------------
        90,000  Wadsworth, OH Hsg. Devel. Corp.
                (Medina Hsg.)                                       6.200      03/01/2020        05/21/2017 C               89,873
                                                                                                                    --------------

                                                                                                                        40,834,166
----------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.8%
     1,040,000  Ardmore, OK Devel. Authority Tax                    5.000      11/01/2010        12/12/2008 C            1,034,457
----------------------------------------------------------------------------------------------------------------------------------
        85,000  Cherokee County, OK EDA
                (NSU Student Hsg.)                                  5.250      12/01/2034        12/01/2015 A               88,619
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Edmond, OK EDA Student Hsg.
                (Collegiate Hsg. Foundation)                        5.375      12/01/2019        12/01/2010 A               65,647
----------------------------------------------------------------------------------------------------------------------------------
       385,000  McAlester, OK Public Works Authority                5.481 3    02/01/2030        02/01/2009 A              108,066
----------------------------------------------------------------------------------------------------------------------------------
     6,385,000  OK HFA                                              5.700      09/01/2035        06/18/2011 B            6,845,231
----------------------------------------------------------------------------------------------------------------------------------
       635,000  OK HFA (Homeownership Loans)                        6.550      03/01/2029        08/01/2007 B              662,464
----------------------------------------------------------------------------------------------------------------------------------
       125,000  OK HFA (Single Family Homeownership
                Loan Program)                                       5.500      09/01/2028        03/01/2013 A              130,188
----------------------------------------------------------------------------------------------------------------------------------
        30,000  OK HFA (Single Family Homeownership
                Loan Program)                                       5.750      03/01/2029        03/01/2007 B               30,211
----------------------------------------------------------------------------------------------------------------------------------
       105,000  OK HFA (Single Family Homeownership
                Loan Program)                                       5.850      09/01/2020        03/01/2011 A              105,391
----------------------------------------------------------------------------------------------------------------------------------
     1,225,000  OK HFA (Single Family Homeownership
                Loan Program)                                       6.400      09/01/2030        03/01/2009 A            1,237,017


                  64 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA Continued
$      595,000  OK HFA (Single Family Homeownership
                Loan Program)                                       6.450%     03/01/2029        03/01/2008 A       $      602,063
----------------------------------------------------------------------------------------------------------------------------------
       620,000  Oklahoma County, OK HFA
                (Single Family Mtg.)                                5.950      10/01/2035        02/01/2022 A              633,838
----------------------------------------------------------------------------------------------------------------------------------
     1,260,000  Oklahoma County, OK HFA
                (Single Family Mtg.)                                5.950      10/01/2035        02/01/2022 A            1,339,405
----------------------------------------------------------------------------------------------------------------------------------
     3,210,000  Oklahoma County, OK HFA
                (Single Family Mtg.)                                6.600      10/01/2035        02/01/2012 A            3,407,768
----------------------------------------------------------------------------------------------------------------------------------
       385,000  Rogers County, OK HFA (Multifamily Hsg.),
                Series A                                            7.750      08/01/2023        02/01/2007 A              397,832
----------------------------------------------------------------------------------------------------------------------------------
     4,225,000  Tulsa, OK Municipal Airport Trust
                (American Airlines)                                 5.375      12/01/2035        12/01/2006 D            4,225,676
----------------------------------------------------------------------------------------------------------------------------------
     8,555,000  Tulsa, OK Municipal Airport Trust
                (American Airlines)                                 5.650      12/01/2035        12/01/2008 D            8,579,296
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  Tulsa, OK Municipal Airport Trust
                (American Airlines)                                 6.000      06/01/2035        12/01/2008 D            5,051,600
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Washington County, OK Medical Authority
                (Jane Phillips Episcopal Hospital)                  6.125      11/01/2014        11/01/2006 A              101,644
                                                                                                                    --------------

                                                                                                                        34,646,413
----------------------------------------------------------------------------------------------------------------------------------
OREGON--0.2%
       200,000  Eugene, OR Electric Utility                         5.375      08/01/2012        02/01/2007 A              200,282
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Eugene, OR Electric Utility                         5.375      08/01/2013        02/01/2007 A               60,082
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Northern Wasco County, OR People's Utility
                District (Bonneville Power Administration)          5.200      12/01/2024        12/01/2006 A               35,038
----------------------------------------------------------------------------------------------------------------------------------
        30,000  OR (Elderly & Disabled Hsg.)                        5.700      08/01/2016        08/01/2008 A               30,569
----------------------------------------------------------------------------------------------------------------------------------
        25,000  OR Bond Bank (Economic Devel. Dept.)                6.000      01/01/2015        01/01/2007 A               25,046
----------------------------------------------------------------------------------------------------------------------------------
        40,000  OR GO (Elderly & Disabled Hsg.)                     5.450      08/01/2012        08/01/2007 A               40,452
----------------------------------------------------------------------------------------------------------------------------------
        35,000  OR GO (Elderly & Disabled Hsg.)                     5.450      08/01/2013        08/01/2007 A               35,393
----------------------------------------------------------------------------------------------------------------------------------
         5,000  OR Health & Science University                      5.250      07/01/2015        01/01/2007 A                5,106
----------------------------------------------------------------------------------------------------------------------------------
       150,000  OR Hsg. & Community Services Dept.
                (Multifamily), Series A                             5.950      07/01/2030        07/01/2010 A              155,066
----------------------------------------------------------------------------------------------------------------------------------
        40,000  OR Hsg. & Community Services Dept.
                (Single Family Mtg.)                                5.450      07/01/2029        09/15/2007 B               40,453
----------------------------------------------------------------------------------------------------------------------------------
       315,000  OR Hsg. & Community Services Dept.
                (Single Family Mtg.)                                5.700      07/01/2022        07/01/2009 A              320,850
----------------------------------------------------------------------------------------------------------------------------------
       960,000  OR Hsg. & Community Services Dept.
                (Single Family Mtg.) 1                              5.750      07/01/2025        02/13/2007 B              964,925
----------------------------------------------------------------------------------------------------------------------------------
        20,000  OR Hsg. & Community Services Dept.
                (Single Family Mtg.)                                6.000      07/01/2027        07/01/2007 A               20,338
----------------------------------------------------------------------------------------------------------------------------------
        85,000  OR Hsg. & Community Services Dept.
                (Single Family Mtg.), Series A                      5.800      07/01/2016        07/01/2007 A               86,361
----------------------------------------------------------------------------------------------------------------------------------
        10,000  OR Hsg. & Community Services Dept.
                (Single Family Mtg.), Series A                      6.200      07/01/2027        07/01/2009 A               10,293


                  65 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OREGON Continued
$      215,000  OR Hsg. & Community Services Dept.
                (Single Family Mtg.), Series F                      5.650%     07/01/2028        07/01/2009 A       $      217,479
----------------------------------------------------------------------------------------------------------------------------------
        10,000  OR Hsg. & Community Services Dept.
                (Single Family Mtg.), Series H                      5.650      07/01/2028        07/01/2009 A               10,209
----------------------------------------------------------------------------------------------------------------------------------
        70,000  OR Hsg. & Community Services Dept.
                (Single Family Mtg.), Series H                      6.000      07/01/2027        07/01/2008 A               71,398
----------------------------------------------------------------------------------------------------------------------------------
       100,000  OR Hsg. & Community Services Dept.,
                Series B                                            5.900      07/01/2019        07/01/2009 A              102,911
----------------------------------------------------------------------------------------------------------------------------------
        35,000  OR Hsg. (Elderly & Disabled Hsg.)                   6.300      08/01/2026        02/01/2007 A               35,041
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Port of Umatilla, OR Water                          6.450      08/01/2014        02/01/2007 A               35,271
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Port St. Helen's, OR Pollution Control
                (Portland General Electric Company)                 7.125      12/15/2014        12/15/2006 A               50,588
----------------------------------------------------------------------------------------------------------------------------------
       475,000  Washington County, OR Hsg. Authority
                (Bethany Meadows II)                                5.850      09/01/2027        09/01/2007 A              490,642
                                                                                                                    --------------

                                                                                                                         3,043,793
----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--2.8%
     7,375,000  Allegheny County, PA Airport (Pittsburgh
                International Airport) 1                            5.000      01/01/2019        01/01/2008 A            7,547,428
----------------------------------------------------------------------------------------------------------------------------------
     1,250,000  Allegheny County, PA HDA (West Penn
                Allegheny Health System)                            9.250      11/15/2022        11/15/2012 A            1,483,125
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Allegheny County, PA HDA (West Penn
                Allegheny Health System)                            9.250      11/15/2030        11/15/2010 A            1,184,500
----------------------------------------------------------------------------------------------------------------------------------
     1,300,000  Carbon County, PA IDA (Panther Creek
                Partners)                                           6.650      05/01/2010        11/17/2007 C            1,372,436
----------------------------------------------------------------------------------------------------------------------------------
    12,300,000  PA EDFA (National Gypsum Company)                   6.125      11/02/2027        11/02/2010 A           12,881,667
----------------------------------------------------------------------------------------------------------------------------------
     8,120,000  PA EDFA (National Gypsum Company)                   6.250      11/01/2027        04/01/2011 A            8,569,686
----------------------------------------------------------------------------------------------------------------------------------
     9,000,000  PA EDFA (Northampton Generating)                    6.400      01/01/2009        01/22/2008 C            8,999,910
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  PA EDFA (Northampton Generating)                    6.500      01/01/2013        12/24/2010 C            2,000,000
----------------------------------------------------------------------------------------------------------------------------------
         5,000  PA EDFA (Northampton Generating)                    6.750      01/01/2007        01/01/2007                  5,039
----------------------------------------------------------------------------------------------------------------------------------
       485,000  Philadelphia, PA Authority for Industrial
                Devel. (Cathedral Village)                          5.750      04/01/2034        10/01/2006 D              489,564
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Philadelphia, PA Authority for Industrial
                Devel. (Philadelphia Airport)                       5.000      07/01/2015        07/01/2008 A               25,643
----------------------------------------------------------------------------------------------------------------------------------
     8,515,000  Southeastern PA Transportation Authority            5.375      03/01/2022        03/01/2007 A            8,739,626
                                                                                                                    --------------

                                                                                                                        53,298,624
----------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND--1.8%
     3,500,000  Central Falls, RI Detention Facility                6.750      01/15/2013        05/17/2011 C            3,750,880
----------------------------------------------------------------------------------------------------------------------------------
        55,000  RI Clean Water Finance Agency
                (Triton Ocean)                                      5.800      09/01/2022        09/01/2007 A               57,015
----------------------------------------------------------------------------------------------------------------------------------
       100,000  RI GO                                               5.500      08/01/2007        02/01/2007 A              100,626
----------------------------------------------------------------------------------------------------------------------------------
        80,000  RI Health & Educational Building Corp.
                (Johnson & Wales University)                        6.100      04/01/2026        10/01/2006 A               81,749
----------------------------------------------------------------------------------------------------------------------------------
        40,000  RI Health & Educational Building Corp.
                (Lifespan)                                          5.250      05/15/2026        05/15/2007 A               41,100


                  66 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND Continued
$       30,000  RI Student Loan Authority                           6.450%     12/01/2015        12/01/2006 A       $       30,383
----------------------------------------------------------------------------------------------------------------------------------
     1,370,000  RI Tobacco Settlement Financing Corp.
                (TASC)                                              6.250      06/01/2042        06/01/2012 A            1,459,817
----------------------------------------------------------------------------------------------------------------------------------
     3,140,000  RI Tobacco Settlement Financing Corp.
                (TASC), Series A                                    6.000      06/01/2023        01/12/2010 B            3,324,915
----------------------------------------------------------------------------------------------------------------------------------
    24,345,000  RI Tobacco Settlement Financing Corp.
                (TASC), Series A                                    6.125      06/01/2032        06/01/2012 A           25,928,155
                                                                                                                    --------------

                                                                                                                        34,774,640
----------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--2.3%
        70,000  Charleston County, SC Hospital Facilities
                (Medical Society Health)                            5.000      10/01/2022        10/01/2006 A               70,493
----------------------------------------------------------------------------------------------------------------------------------
       485,000  Charleston County, SC Hospital Facilities
                (Medical Society Health)                            5.500      10/01/2019        10/01/2006 A              487,284
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Charleston County, SC Hospital Facilities
                (Medical Society Health)                            6.000      10/01/2009        10/01/2006 A               65,126
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Charleston County, SC School District Devel.
                Corp. COP (Central Administrative Building)         6.125      02/01/2008        02/01/2007 A               25,190
----------------------------------------------------------------------------------------------------------------------------------
     2,450,000  Darlington County, SC Industrial Devel.
                (Sonoco Products Company)                           6.000      04/01/2026        10/01/2006 A            2,496,648
----------------------------------------------------------------------------------------------------------------------------------
     3,045,000  Darlington County, SC Industrial Devel.
                (Sonoco Products Company)                           6.125      06/01/2025        06/01/2007 A            3,075,511
----------------------------------------------------------------------------------------------------------------------------------
       260,000  Florence County, SC Industrial Devel.
                (Stone Container Corp.)                             7.375      02/01/2007        02/01/2007                260,408
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Georgetown County, SC Environmental
                Improvement (International Paper Company)           5.700      10/01/2021        10/01/2009 A               20,617
----------------------------------------------------------------------------------------------------------------------------------
        90,000  Greenville Spartanburg, SC Airport District         5.250      07/01/2012        07/01/2008 A               91,886
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Greenville Spartanburg, SC Airport District         5.250      07/01/2013        01/01/2007 A               30,627
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Laurens County, SC GO                               6.000      04/01/2008        10/01/2006 A               50,596
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Marion County, SC Hospital District                 5.500      11/01/2015        11/01/2006 A               40,636
----------------------------------------------------------------------------------------------------------------------------------
       180,000  Orangeburg County, SC Solid Waste
                (South Carolina Electric & Gas Company)             5.700      11/01/2024        09/01/2009 A              181,445
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Piedmont, SC Municipal Power Agency                 5.250      01/01/2021        01/01/2011 A               61,070
----------------------------------------------------------------------------------------------------------------------------------
     2,315,000  Richland County, SC Environmental
                Improvement (International Paper Company)           6.100      04/01/2023        04/01/2014 A            2,517,516
----------------------------------------------------------------------------------------------------------------------------------
     1,630,000  SC Connector 2000 Assoc. Toll Road, Series B        4.673 3    01/01/2011        01/01/2010 A            1,337,154
----------------------------------------------------------------------------------------------------------------------------------
     1,735,000  SC Connector 2000 Assoc. Toll Road, Series B 1      5.604 3    01/01/2021        01/01/2010 A              788,783
----------------------------------------------------------------------------------------------------------------------------------
       720,000  SC Connector 2000 Assoc. Toll Road, Series B 1      5.702 3    01/01/2026        01/01/2010 A              241,121
----------------------------------------------------------------------------------------------------------------------------------
        20,000  SC Education Assistance Authority
                (Student Loans)                                     6.000      09/01/2008        03/01/2007 A               20,024
----------------------------------------------------------------------------------------------------------------------------------
       715,000  SC Hsg. Finance & Devel. Authority                  5.875      07/01/2009        07/01/2009                729,472
----------------------------------------------------------------------------------------------------------------------------------
        30,000  SC Hsg. Finance & Devel. Authority                  5.950      07/01/2029        05/01/2009 A               30,783
----------------------------------------------------------------------------------------------------------------------------------
         5,000  SC Hsg. Finance & Redevel. Authority,
                Series A-2                                          6.750      07/01/2026        01/01/2007 A                5,007


                  67 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA Continued
$       40,000  SC Jobs-EDA
                (Anderson Area Medical Center)                      5.250%     02/01/2026        02/01/2007 A       $       40,670
----------------------------------------------------------------------------------------------------------------------------------
        65,000  SC Ports Authority                                  5.300      07/01/2026        02/01/2008 A               66,857
----------------------------------------------------------------------------------------------------------------------------------
    10,630,000  SC Tobacco Settlement Management
                Authority, Series B                                 6.000      05/15/2022        06/05/2010 B           11,292,887
----------------------------------------------------------------------------------------------------------------------------------
    15,475,000  SC Tobacco Settlement Management
                Authority, Series B                                 6.375      05/15/2028        05/15/2012 A           16,692,418
----------------------------------------------------------------------------------------------------------------------------------
     2,205,000  SC Tobacco Settlement Management
                Authority, Series B                                 6.375      05/15/2030        04/28/2017 C            2,535,177
----------------------------------------------------------------------------------------------------------------------------------
       130,000  SC Western Carolina Regional Sewer
                Authority                                           5.500      03/01/2010        03/01/2007 A              136,055
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Spartanburg County, SC Health Services              5.300      04/15/2025        10/15/2006 A               20,157
----------------------------------------------------------------------------------------------------------------------------------
       280,000  Spartanburg County, SC Health Services,
                Series A                                            5.500      04/15/2027        04/15/2007 A              287,913
                                                                                                                    --------------

                                                                                                                        43,699,531
----------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.7%
        10,000  Grant County, SD Pollution Control
                (Northwestern Public Service Company)               5.900      06/01/2023        12/01/2006 A               10,018
----------------------------------------------------------------------------------------------------------------------------------
    13,815,000  SD Education Loans                                  5.600      06/01/2020        06/01/2010 A           14,383,764
----------------------------------------------------------------------------------------------------------------------------------
    10,135,000  SD Educational Enhancement Funding
                Corp. Tobacco Settlement                            6.500      06/01/2032        06/01/2013 A           11,098,433
----------------------------------------------------------------------------------------------------------------------------------
        50,000  SD H&EFA (Prairie Lakes Health Care System)         5.650      04/01/2022        04/01/2010 A               51,737
----------------------------------------------------------------------------------------------------------------------------------
     5,320,000  SD Hsg. Devel. Authority (Homeownership)            5.375      05/01/2018        11/01/2009 B            5,428,794
----------------------------------------------------------------------------------------------------------------------------------
     1,995,000  SD Hsg. Devel. Authority (Homeownership)            5.750      05/01/2031        11/01/2015 A            2,128,485
                                                                                                                    --------------

                                                                                                                        33,101,231
----------------------------------------------------------------------------------------------------------------------------------
TENNESSEE--0.3%
        15,000  Benton County, TN GO                                5.500      12/01/2021        12/01/2006 A               15,345
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Blount County, TN Hospital, Series B                5.125      07/01/2019        07/01/2008 A               10,053
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Johnson City, TN Health & Educational
                Facilities Board (Johnson City Medical Center)      5.250      07/01/2016        01/01/2007 A               45,052
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Johnson City, TX Electric                           5.700      05/01/2017        05/01/2007 A               70,112
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Knox County, TN HE&HF (Baptist Health
                System of East Tennessee)                           5.500      04/15/2017        10/15/2006 A               61,862
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Maury County, TN Industrial Devel. Board
                (Occidental Petroleum Corp.)                        6.250      08/01/2018        08/01/2011 A            1,085,440
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Memphis, TN GO                                      5.250      11/01/2013        11/01/2006 A               15,020
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Memphis, TN HFC (Saint's Court Apartments)          6.000      09/01/2013        09/01/2007 A                5,032
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Memphis-Shelby County, TN Airport Authority         6.000      03/01/2024        03/01/2010 A               26,864
----------------------------------------------------------------------------------------------------------------------------------
       160,000  Metropolitan Government Nashville
                & Davidson County, TN Water & Sewer                 5.500      01/01/2016        01/01/2007 A              161,325
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Shelby County, TN Health Educational
                & Hsg. Facilities (Christian Brothers University)   5.750      09/01/2012        09/01/2007 A               50,517


                  68 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TENNESSEE Continued
$      390,000  Shelby County, TN Health Educational
                & Hsg. Facilities (Methodist Health Systems)        5.250%     08/01/2015        02/01/2007 A       $      390,402
----------------------------------------------------------------------------------------------------------------------------------
     3,000,000  Smyrna, TN Hsg. Assoc.
                (Imperial Garden Apartments)                        6.450      10/20/2035        10/20/2010 A            3,313,140
----------------------------------------------------------------------------------------------------------------------------------
        35,000  South Fulton, TN Industrial Devel. Board
                (Tyson Foods)                                       6.350      10/01/2015        10/01/2006 A               35,280
----------------------------------------------------------------------------------------------------------------------------------
        50,000  South Fulton, TN Industrial Devel. Board
                (Tyson Foods)                                       6.400      10/01/2020        10/01/2006 A               50,388
----------------------------------------------------------------------------------------------------------------------------------
        25,000  TN Hsg. Devel. Agency
                (Homeownership Program)                             5.500      07/01/2013        01/01/2010 A               25,831
----------------------------------------------------------------------------------------------------------------------------------
        25,000  TN Hsg. Devel. Agency
                (Homeownership Program)                             6.000      07/01/2011        07/01/2010 A               25,696
----------------------------------------------------------------------------------------------------------------------------------
        25,000  TN Hsg. Devel. Agency
                (Homeownership Program)                             6.050      07/01/2014        07/01/2011 A               25,139
----------------------------------------------------------------------------------------------------------------------------------
        20,000  TN Hsg. Devel. Agency (Homeownership)               5.250      07/01/2022        01/01/2012 A               20,122
----------------------------------------------------------------------------------------------------------------------------------
     1,020,000  TN Hsg. Devel. Agency (Homeownership)               5.400      07/01/2009        01/01/2007 A            1,039,258
----------------------------------------------------------------------------------------------------------------------------------
        25,000  TN Hsg. Devel. Agency (Homeownership)               5.850      07/01/2023        07/01/2009 A               25,120
----------------------------------------------------------------------------------------------------------------------------------
        15,000  TN Hsg. Devel. Agency (Homeownership)               6.050      07/01/2016        07/01/2008 A               15,146
----------------------------------------------------------------------------------------------------------------------------------
        10,000  TN Hsg. Devel. Agency (Homeownership)               6.375      07/01/2022        07/01/2008 A               10,224
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Unicoi County, TN Health Educational & Hsg.
                Facilities (Erwin Health Care Associates)           5.875      03/20/2016        03/20/2007 A               20,025
                                                                                                                    --------------

                                                                                                                         6,542,393
----------------------------------------------------------------------------------------------------------------------------------
TEXAS--12.0%
     6,350,000  Angelina & Neches, TX River Authority
                (Temple-Inland)                                     5.650      09/01/2012        09/02/2007 A            6,487,541
----------------------------------------------------------------------------------------------------------------------------------
     8,590,000  Austin, TX Convention Enterprises
                (Convention Center)                                 6.000      01/01/2023        01/01/2011 A            9,114,677
----------------------------------------------------------------------------------------------------------------------------------
    24,700,000  Austin, TX Convention Enterprises
                (Convention Center) 2,9                             5.750      01/01/2032        01/01/2011 B           25,506,085
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Austin, TX Higher Education Authority
                (St. Edwards University)                            5.250      08/01/2023        08/01/2008 A               65,813
----------------------------------------------------------------------------------------------------------------------------------
       605,000  Austin, TX Utility System                           6.730 3    11/15/2014        11/15/2006 A              339,574
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Bexar County, TX GO                                 5.750      08/15/2022        08/15/2010 A              133,034
----------------------------------------------------------------------------------------------------------------------------------
       150,000  Bexar County, TX HFC (American
                Opportunity for Hsg.-Cinnamon Creek)                5.750      12/01/2013        05/25/2011 C              154,107
----------------------------------------------------------------------------------------------------------------------------------
       120,000  Bexar County, TX HFC (Doral Club)                   8.750      10/01/2036        10/01/2013 A              120,925
----------------------------------------------------------------------------------------------------------------------------------
       410,000  Bexar, TX Metropolitan Water District               5.357 3    05/01/2032        05/01/2008 A              104,431
----------------------------------------------------------------------------------------------------------------------------------
       510,000  Bexar, TX Metropolitan Water District               5.875      05/01/2022        11/01/2006 A              515,977
----------------------------------------------------------------------------------------------------------------------------------
     1,525,000  Bexar, TX Metropolitan Water District               6.000      05/01/2015        11/01/2006 A            1,543,056
----------------------------------------------------------------------------------------------------------------------------------
     4,400,000  Brazos River Authority, TX
                (Centerpoint Energy)                                7.750      12/01/2018        12/01/2008 A            4,694,360
----------------------------------------------------------------------------------------------------------------------------------
     1,085,000  Brazos River Authority, TX
                (Johnson County Surface Water
                and Treatment System)                               5.800      09/01/2011        03/01/2007 A            1,086,725


                  69 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$      165,000  Brazos River Authority, TX
                (TXU Energy Company)                                6.300%     07/01/2032        07/01/2014 A       $      179,452
----------------------------------------------------------------------------------------------------------------------------------
       150,000  Brazos River Authority, TX
                (TXU Energy Company)                                6.750      10/01/2038        10/01/2014 A              169,373
----------------------------------------------------------------------------------------------------------------------------------
     6,325,000  Brazos River Authority, TX
                (TXU Energy Company)                                7.700      04/01/2033        04/01/2013 A            7,403,413
----------------------------------------------------------------------------------------------------------------------------------
    14,085,000  Brazos River Authority, TX
                (TXU Energy Company) 2,9                            6.750      04/01/2038        04/01/2013 D           15,705,960
----------------------------------------------------------------------------------------------------------------------------------
       265,000  Brazos River, TX Harbor Navigation
                District (Dow Chemical Company)                     6.625      05/15/2033        05/15/2012 A              297,648
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Cass County, TX Industrial Devel. Corp.
                (International Paper Company)                       6.000      09/01/2025        09/01/2012 A               26,662
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Cass County, TX Industrial Devel. Corp.
                (International Paper Company)                       6.250      04/01/2021        04/01/2007 A               51,419
----------------------------------------------------------------------------------------------------------------------------------
       285,000  Cass County, TX Industrial Devel. Corp.
                (International Paper Company)                       6.600      03/15/2024        03/15/2010 A              306,090
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Cedar Hill, TX Independent School District          5.605 3    08/15/2015        08/15/2007 A               45,485
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Collin County, TX HFC (Community College
                District Foundation)                                5.250      06/01/2023        12/01/2009 A               61,126
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Copperas Cove, TX HFDC
                (AHS/FH/JCH/MAH/MH Obligated Group)                 5.500      11/15/2017        11/15/2006 A               15,259
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Crandall, TX Independent School District            6.000      02/15/2024        02/15/2007 A               20,038
----------------------------------------------------------------------------------------------------------------------------------
    20,000,000  Dallas-Fort Worth, TX
                International Airport 2,9                           5.500      11/01/2021        05/01/2008             20,855,200
----------------------------------------------------------------------------------------------------------------------------------
    15,500,000  Dallas-Fort Worth, TX
                International Airport 2,9                           5.000      11/01/2015        11/01/2008 B           15,977,478
----------------------------------------------------------------------------------------------------------------------------------
    15,000,000  Dallas-Fort Worth, TX
                International Airport, Series A 2,9                 6.125      11/01/2035        01/01/2009 B           15,991,950
----------------------------------------------------------------------------------------------------------------------------------
    10,000,000  Dallas-Fort Worth, TX
                International Airport 2,9                           5.500      11/01/2035        11/01/2010 B           10,672,250
----------------------------------------------------------------------------------------------------------------------------------
       100,000  De Soto, TX Park Devel. Corp.                       5.250      02/15/2016        02/15/2016 A              100,131
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Dilley, TX Special Project
                (Dept. of Criminal Justice)                         7.000      04/01/2009        10/01/2006 A               15,253
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Galveston, TX HFC (Friendswood)                     6.250      04/01/2029        10/01/2006 A               20,207
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Gulf Coast, TX IDA (Valero Energy Corp.)            5.600      12/01/2031        06/01/2010 A               20,440
----------------------------------------------------------------------------------------------------------------------------------
     3,575,000  Gulf Coast, TX Waste Disposal Authority
                (International Paper Company) 1                     6.100      08/01/2024        08/01/2012 A            3,855,137
----------------------------------------------------------------------------------------------------------------------------------
       120,000  Gulf Coast, TX Waste Disposal Authority
                (Valero Energy Corp.)                               5.600      04/01/2032        04/01/2010 A              122,539
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Gulf Coast, TX Waste Disposal Authority
                (Valero Energy Corp.)                               6.650      04/01/2032        04/01/2011 A               32,429
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Harlingen, TX Consolidated Independent
                School District                                     5.650      08/15/2029        08/15/2009 A               42,277
----------------------------------------------------------------------------------------------------------------------------------
    15,000,000  Harris County, TX (Toll Road) 2,9                   5.250      08/15/2035        08/15/2009 B           15,705,075


                  70 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$      160,000  Harris County, TX Health Facilities Devel.
                Authority (Memorial Hospital Systems)               5.500%     06/01/2024        06/01/2007 A       $      164,704
----------------------------------------------------------------------------------------------------------------------------------
     4,053,000  Harris County, TX HFC                               6.300      09/01/2032        01/18/2008 B            4,099,731
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Harris County, TX IDC (Continental Airlines)        5.375      07/01/2019        08/09/2014 C               75,003
----------------------------------------------------------------------------------------------------------------------------------
     2,343,000  Heart of TX HFC (Waco Parkside Village)             7.400      09/20/2035        09/20/2011 A            2,548,739
----------------------------------------------------------------------------------------------------------------------------------
        95,000  Houston, TX Airport Special Facilities
                (Continental Airlines)                              5.500      07/15/2017        07/15/2007 A               96,123
----------------------------------------------------------------------------------------------------------------------------------
     5,265,000  Houston, TX Airport Special Facilities
                (Continental Airlines)                              6.125      07/15/2017        07/15/2007 A            5,267,211
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Houston, TX Airport System                          5.000      07/01/2025        07/01/2008 A               20,186
----------------------------------------------------------------------------------------------------------------------------------
     2,305,000  Houston, TX Hsg. Corp. (6800 Long Drive
                Apartments)                                         6.625      02/01/2020        02/01/2007 A            2,368,480
----------------------------------------------------------------------------------------------------------------------------------
       110,000  Lancaster, TX GO                                    5.500      02/15/2009        02/15/2007 A              110,166
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Lewisville, TX HFC (Lewisville Limited)             5.600      12/01/2029        12/01/2007 A               40,324
----------------------------------------------------------------------------------------------------------------------------------
    11,670,000  Lower CO River Authority, TX Pollution
                Control (Samsung Electronics Company)               6.375      04/01/2027        04/01/2007 A           12,062,462
----------------------------------------------------------------------------------------------------------------------------------
       220,000  Lubbock, TX HFC (Las Colinas Quail
                Creek Apartments)                                   6.750      07/01/2012        07/01/2012                224,000
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Matagorda County, TX Navigation District
                (Centerpoint Energy)                                8.000      05/01/2029        04/10/2008 A              133,265
----------------------------------------------------------------------------------------------------------------------------------
       565,000  Matagorda County, TX Navigation District
                (Central Power & Light Company)                     6.125      05/01/2030        11/01/2006 A              577,351
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Metro, TX HFDC (Wilson N. Jones
                Memorial Hospital)                                  5.500      01/01/2012        01/01/2007 A               20,027
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Metro, TX HFDC (Wilson N. Jones
                Memorial Hospital)                                  5.600      01/01/2017        01/01/2007 A               10,169
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Montgomery County, TX Municipal
                Utility District No. 40 (Waterworks & Sewer)        5.000      03/01/2019        03/01/2007 A               50,056
----------------------------------------------------------------------------------------------------------------------------------
        25,000  North Central, TX Health Facility Devel.
                Corp. (Zale Lipshy University Hospital)             5.450      04/01/2019        04/01/2007 A               25,654
----------------------------------------------------------------------------------------------------------------------------------
        25,000  North Forest, TX Municipal Water District
                (Murphy Sanitation & Sewer System)                  6.200      07/10/2009        01/10/2007 A               25,040
----------------------------------------------------------------------------------------------------------------------------------
       105,000  Nueces County, TX HFC
                (Dolphins Landing Apartments)                       8.000      07/01/2030        07/01/2010 A              111,503
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Pearsall, TX Independent School District            5.250      02/15/2025        02/15/2007 A               50,054
----------------------------------------------------------------------------------------------------------------------------------
     3,000,000  Permian Basin, TX HFC (Single Family Mtg.)          5.650      01/01/2038        07/01/2016 A            3,234,960
----------------------------------------------------------------------------------------------------------------------------------
       400,000  Permian Basin, TX HFC (Single Family Mtg.)          5.750      01/01/2038        07/01/2016 A              411,172
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Port of Corpus Christi, TX Industrial Devel.
                Corp. (Valero Energy Corp.)                         5.400      04/01/2018        04/01/2010 A               10,348
----------------------------------------------------------------------------------------------------------------------------------
       465,000  Sabine, TX River Authority Pollution Control
                (TXU Electric Company)                              6.450      06/01/2021        06/01/2010 A              496,913
----------------------------------------------------------------------------------------------------------------------------------
        50,000  San Antonia, TX Airport System                      5.700      07/01/2012        07/01/2007 A               50,568
----------------------------------------------------------------------------------------------------------------------------------
       640,000  San Antonio, TX Airport System                      5.700      07/01/2010        01/01/2007 A              647,264


                  71 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$      115,000  San Antonio, TX Hotel Occupancy Tax
                (Henry Gonzalez)                                    5.700%     08/15/2026        02/15/2007 A       $      117,646
----------------------------------------------------------------------------------------------------------------------------------
        35,000  San Marcos, TX Hsg. Authority                       5.800      11/01/2010        11/01/2006 A               35,043
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Sanger, TX Independent School District              5.750      07/01/2027        01/01/2007 A               15,024
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Southlake Parks, TX Devel. Corp.                    5.375      08/15/2021        02/15/2007 A               15,018
----------------------------------------------------------------------------------------------------------------------------------
       230,000  Tarrant County, TX HFDC (TX Health
                Resources System)                                   5.250      02/15/2022        02/15/2008 A              238,319
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Texoma Area, TX Solid Waste Authority
                (Initial Facility)                                  5.500      02/15/2029        02/15/2010 A               66,318
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Trinity, TX River Authority
                (TXU Energy Company)                                6.250      05/01/2028        05/01/2013 A              136,301
----------------------------------------------------------------------------------------------------------------------------------
     3,545,000  TX Affordable Hsg. Corp.
                (Fire Fighter & Law Security)                       5.250      09/01/2039        09/01/2020 A            3,741,677
----------------------------------------------------------------------------------------------------------------------------------
     3,300,000  TX Affordable Hsg. Corp.
                (Professional Educators)                            5.100      09/01/2039        03/01/2015 A            3,487,836
----------------------------------------------------------------------------------------------------------------------------------
    12,650,000  TX Affordable Hsg. Corp.
                (Single Family Mtg.) 8                              5.300      10/01/2039        10/01/2021 A           13,415,452
----------------------------------------------------------------------------------------------------------------------------------
        25,000  TX College Student Loans                            5.000      08/01/2013        02/01/2007 A               25,017
----------------------------------------------------------------------------------------------------------------------------------
     1,595,000  TX Dept. of Hsg. & Community Affairs                5.200      01/01/2025        11/26/2007 C            1,632,020
----------------------------------------------------------------------------------------------------------------------------------
        10,000  TX Dept. of Hsg. & Community Affairs                5.350      07/01/2033        07/01/2011 A               10,376
----------------------------------------------------------------------------------------------------------------------------------
       715,000  TX Dept. of Hsg. & Community Affairs
                (Single Family)                                     5.650      03/01/2029        09/01/2009 A              733,640
----------------------------------------------------------------------------------------------------------------------------------
       715,000  TX Dept. of Hsg. & Community Affairs
                (Single Family)                                     5.700      09/01/2029        09/01/2009 A              733,862
----------------------------------------------------------------------------------------------------------------------------------
       300,000  TX Dept. of Hsg. & Community Affairs
                (Single Family)                                     5.800      09/01/2029        09/01/2007 A              308,331
----------------------------------------------------------------------------------------------------------------------------------
        65,000  TX Dormitory Finance Authority
                (Temple Junior College Foundation)                  5.875      09/01/2022        09/01/2012 A               69,407
----------------------------------------------------------------------------------------------------------------------------------
     3,385,000  TX GO                                               5.500      08/01/2016        08/01/2007 A            3,434,692
----------------------------------------------------------------------------------------------------------------------------------
       260,000  TX GO                                               5.750      08/01/2020        02/01/2007 A              260,411
----------------------------------------------------------------------------------------------------------------------------------
        35,000  TX GO                                               6.000      12/01/2030        12/01/2010 A               37,331
----------------------------------------------------------------------------------------------------------------------------------
        25,000  TX GO                                               6.250      12/01/2026        12/01/2010 A               25,534
----------------------------------------------------------------------------------------------------------------------------------
         5,000  TX Panhandle Elderly Apartments Corp.
                (Pampa Partnership Ltd.)                            7.000      05/01/2010        06/18/2008 C                4,958
----------------------------------------------------------------------------------------------------------------------------------
     1,365,000  TX Panhandle HFA (Amarillo Affordable Hsg.)         6.250      03/01/2010        09/28/2008 C            1,314,263
----------------------------------------------------------------------------------------------------------------------------------
     2,520,000  TX Panhandle HFA (Amarillo Affordable Hsg.)         6.625      03/01/2020        03/11/2016 C            2,316,283
----------------------------------------------------------------------------------------------------------------------------------
     4,675,000  TX Panhandle HFA (Amarillo Affordable Hsg.)         6.750      03/01/2031        10/24/2026 C            4,191,278
----------------------------------------------------------------------------------------------------------------------------------
        50,000  TX State College Student Loans                      5.750      08/01/2012        02/01/2007 A               50,076
----------------------------------------------------------------------------------------------------------------------------------
        25,000  TX State College Student Loans                      6.000      08/01/2015        02/01/2007 A               25,040
----------------------------------------------------------------------------------------------------------------------------------
        75,000  TX State College Student Loans                      6.000      08/01/2016        02/01/2007 A               75,115
----------------------------------------------------------------------------------------------------------------------------------
       515,000  TX State College Student Loans                      6.000      08/01/2019        02/01/2007 A              521,659
----------------------------------------------------------------------------------------------------------------------------------
       135,000  TX State Veterans Hsg. Assistance, Series B         6.100      06/01/2031        12/01/2009 A              142,281


                  72 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$      205,000  TX Veterans Hsg. Assistance                         5.500%     06/01/2032        12/01/2010 A       $      210,703
----------------------------------------------------------------------------------------------------------------------------------
       305,000  TX Veterans Hsg. Assistance, Series A               5.150      06/01/2024        12/01/2009 A              308,138
----------------------------------------------------------------------------------------------------------------------------------
        25,000  TX Veterans Hsg. Assistance, Series A               5.400      12/01/2011        12/01/2007 A               25,760
----------------------------------------------------------------------------------------------------------------------------------
        25,000  TX Veterans Hsg. Assistance, Series A               5.450      12/01/2012        12/01/2007 A               25,751
----------------------------------------------------------------------------------------------------------------------------------
        35,000  TX Water Devel. Board                               5.250      07/15/2017        01/15/2007 A               35,042
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Willacy County, TX Local Government Corp.           6.000      03/01/2009        09/13/2008 C            1,022,840
----------------------------------------------------------------------------------------------------------------------------------
       625,000  Willow Fork, TX Drain District, Series A            5.250      09/01/2011        03/01/2007 A              625,681
                                                                                                                    --------------

                                                                                                                       229,924,192
----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--0.6%
     1,225,000  Puerto Rico Children's Trust Fund (TASC)            5.375      05/15/2033        05/15/2012 A            1,263,575
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  Puerto Rico Commonwealth GO 1                       5.250      07/01/2022        07/01/2013 A            5,334,450
----------------------------------------------------------------------------------------------------------------------------------
     3,850,000  Puerto Rico Municipal Finance Agency,
                Series A 2,9                                        5.750      08/01/2013        08/01/2009 B            4,123,543
----------------------------------------------------------------------------------------------------------------------------------
       750,000  V.I. Public Finance Authority, Series A             6.375      10/01/2019        10/01/2010 A              825,675
                                                                                                                    --------------

                                                                                                                        11,547,243
----------------------------------------------------------------------------------------------------------------------------------
UTAH--2.1%
     4,210,000  Eagle Mountain, UT Special Assessment               6.250      05/01/2013        11/01/2006 A            4,227,472
----------------------------------------------------------------------------------------------------------------------------------
    12,560,000  Emery County, UT Environmental
                Improvement (Pacificorp)                            6.150      09/01/2030        03/01/2007 A           12,833,306
----------------------------------------------------------------------------------------------------------------------------------
       525,000  Emery County, UT Pollution Control
                (Pacificorp)                                        5.625      11/01/2023        11/01/2006 A              525,714
----------------------------------------------------------------------------------------------------------------------------------
       240,000  Emery County, UT Pollution Control
                (Pacificorp)                                        5.650      11/01/2023        11/01/2006 A              240,374
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Intermountain, UT Power Agency                      5.000      07/01/2013        01/01/2007 A               10,011
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Intermountain, UT Power Agency                      6.150      07/01/2014        01/01/2007 A               25,467
----------------------------------------------------------------------------------------------------------------------------------
        10,000  St. George, UT Industrial Devel. (Albertson's)      5.400      07/15/2008        07/15/2008                  9,915
----------------------------------------------------------------------------------------------------------------------------------
    19,250,000  Tooele County, UT Hazardous Waste
                Treatment (Union Pacific Corp.)                     5.700      11/01/2026        04/28/2008 A           20,012,300
----------------------------------------------------------------------------------------------------------------------------------
     1,045,000  UT HFA                                              5.950      01/01/2029        01/01/2007 A            1,063,246
----------------------------------------------------------------------------------------------------------------------------------
        15,000  UT HFA                                              6.450      07/01/2027        01/01/2008 A               15,339
----------------------------------------------------------------------------------------------------------------------------------
        30,000  UT State Building Ownership Authority,
                Series A                                            5.750      08/15/2011        02/15/2007 A               30,216
----------------------------------------------------------------------------------------------------------------------------------
        20,000  UT University Campus Facilities System,
                Series A                                            6.750      10/01/2014        10/01/2006 A               20,155
----------------------------------------------------------------------------------------------------------------------------------
       935,000  Utah County, UT Hospital
                (IHC Health Services)                               5.250      08/15/2021        08/15/2007 A              957,075
                                                                                                                    --------------

                                                                                                                        39,970,590
----------------------------------------------------------------------------------------------------------------------------------
VERMONT--0.1%
        20,000  VT E&HBFA (Lyndon Institute)                        6.000      12/01/2006        12/01/2006                 20,034
----------------------------------------------------------------------------------------------------------------------------------
        50,000  VT E&HBFA (Lyndon Institute)                        6.600      12/01/2014        12/01/2006 A               51,120
----------------------------------------------------------------------------------------------------------------------------------
       140,000  VT E&HBFA (Middlebury College)                      5.375      11/01/2026        11/01/2006 A              142,969
----------------------------------------------------------------------------------------------------------------------------------
        70,000  VT E&HBFA (Middlebury College)                      5.500      11/01/2016        11/01/2006 A               71,502
----------------------------------------------------------------------------------------------------------------------------------
        35,000  VT HFA (Multifamily Hsg.), Series A                 5.750      02/15/2029        02/15/2009 A               35,641


                  73 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
VERMONT Continued
$    1,030,000  VT HFA (Single Family)                              5.450%     05/01/2026        11/01/2009 A       $    1,039,311
----------------------------------------------------------------------------------------------------------------------------------
        40,000  VT HFA (Single Family)                              5.500      11/01/2021        05/01/2011 A               40,830
----------------------------------------------------------------------------------------------------------------------------------
        50,000  VT HFA (Single Family), Series 11A                  5.900      05/01/2019        01/15/2007 B               50,523
----------------------------------------------------------------------------------------------------------------------------------
       265,000  VT HFA (Single Family), Series 7A                   6.250      11/01/2022        11/01/2007 A              265,485
                                                                                                                    --------------

                                                                                                                         1,717,415
----------------------------------------------------------------------------------------------------------------------------------
VIRGINIA--1.8%
       780,000  Alexandria, VA IDA Pollution Control
                (Potomac Electric Power Company) 1                  5.375      02/15/2024        11/01/2006 A              781,006
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Chesapeake, VA Water & Sewer                        5.000      12/01/2025        12/01/2007 A               15,197
----------------------------------------------------------------------------------------------------------------------------------
     2,920,000  Fairfax County, VA Redevel. & Hsg.
                Authority (Burke Shire Commons)                     7.600      10/01/2036        10/01/2006 A            3,053,006
----------------------------------------------------------------------------------------------------------------------------------
     2,730,000  Fairfax County, VA Water Authority                  6.000      04/01/2022        04/01/2007 A            2,815,586
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Norfolk, VA Water                                   5.875      11/01/2020        11/01/2006 A            1,021,680
----------------------------------------------------------------------------------------------------------------------------------
     3,700,000  Pittsylvania County, VA IDA
                (Multitrade of Pittsylvania)                        7.450      01/01/2009        01/01/2007 A            3,758,201
----------------------------------------------------------------------------------------------------------------------------------
     5,200,000  Pittsylvania County, VA IDA
                (Multitrade of Pittsylvania)                        7.500      01/01/2014        01/01/2007 A            5,282,940
----------------------------------------------------------------------------------------------------------------------------------
     6,150,000  Pittsylvania County, VA IDA
                (Multitrade of Pittsylvania)                        7.550      01/01/2019        01/01/2007 A            6,244,710
----------------------------------------------------------------------------------------------------------------------------------
     3,100,000  Pocahontas Parkway Assoc., VA
                (Route 895 Connector Toll Road)                     5.250      08/15/2008        08/15/2008              3,197,270
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Richmond, VA IDA (Virginia Commonwealth
                University Real Estate Foundation)                  5.550      01/01/2031        01/01/2013 A              106,843
----------------------------------------------------------------------------------------------------------------------------------
       750,000  VA Gateway Community Devel. Authority               6.375      03/01/2030        03/01/2013 A              818,670
----------------------------------------------------------------------------------------------------------------------------------
     7,215,000  VA Tobacco Settlement Authority (TASC)              5.625      06/01/2037        06/01/2015 A            7,610,671
                                                                                                                    --------------

                                                                                                                        34,705,780
----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON--2.5%
        20,000  Chelan County, WA Public Utility District
                No. 1 (Chelan Hydro Consolidated System)            5.650      07/01/2032        07/01/2009 A               20,551
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Chelan County, WA Public Utility District
                No. 1 (Chelan Hydro Construction System)            5.600      07/01/2032        07/01/2007 A              128,478
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Chelan County, WA Public Utility District
                No. 1 (Rocky Reach Hydroelectric)                   5.125      07/01/2023        01/01/2007 A               20,019
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Grant County, WA Public Utility District            5.875      01/01/2026        01/01/2007 A               51,081
----------------------------------------------------------------------------------------------------------------------------------
        15,000  King County, WA Hsg. Authority
                (Cascadian Apartments)                              6.850      07/01/2024        01/01/2007 A               15,053
----------------------------------------------------------------------------------------------------------------------------------
       150,000  King County, WA Hsg. Authority
                (Fairwood Apartments)                               6.000      12/01/2025        12/01/2006 A              152,285
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Pierce County, WA Hsg. Authority                    5.800      12/01/2023        12/01/2008 A               76,913
----------------------------------------------------------------------------------------------------------------------------------
       395,000  Port Kalama, WA, Series B                           5.550      12/01/2010        12/01/2006 A              395,735
----------------------------------------------------------------------------------------------------------------------------------
       900,000  Seattle, WA Hsg. Authority
                (Hilltop Manor/Spring Manor)                        5.375      10/20/2018        03/16/2013 B              975,528


                  74 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON Continued
$    1,545,000  Seattle, WA Hsg. Authority
                (Hilltop Manor/Spring Manor)                        5.875%     10/20/2028        10/20/2013 A       $    1,781,339
----------------------------------------------------------------------------------------------------------------------------------
     1,170,000  Snohomish County, WA
                (Cedar Street Apartments)                           6.300      05/01/2017        05/01/2007 A            1,182,484
----------------------------------------------------------------------------------------------------------------------------------
     1,510,000  Snohomish County, WA
                (Cedar Street Apartments)                           6.400      05/01/2027        05/01/2007 A            1,526,988
----------------------------------------------------------------------------------------------------------------------------------
     9,600,000  Tacoma, WA Electric System                          5.500      01/01/2014        01/01/2007 A            9,830,208
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Tacoma, WA Hsg. Authority
                (Polynesia Village Apartments)                      5.900      06/01/2029        12/01/2006 A               25,232
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Tacoma, WA Port Authority                           5.300      12/01/2017        12/01/2007 A               20,269
----------------------------------------------------------------------------------------------------------------------------------
     1,500,000  Vancouver, WA Downtown Redevel.
                Authority (Conference Center)                       6.000      01/01/2028        01/01/2014 A            1,642,215
----------------------------------------------------------------------------------------------------------------------------------
        25,000  WA COP (Dept. of General Administration)            5.500      10/01/2013        10/01/2006 A               25,036
----------------------------------------------------------------------------------------------------------------------------------
        10,000  WA COP (Whatcom Community College)                  5.250      10/01/2013        10/01/2006 A               10,077
----------------------------------------------------------------------------------------------------------------------------------
     2,175,000  WA EDFA (Lindal Cedar Homes)                        5.800      11/01/2017        11/01/2006 A            2,210,126
----------------------------------------------------------------------------------------------------------------------------------
        20,000  WA Health Care Facilities Authority
                (Empire Health Services)                            5.625      11/01/2019        11/01/2006 A               20,026
----------------------------------------------------------------------------------------------------------------------------------
       100,000  WA Health Care Facilities Authority
                (Grays Harbor Community Hospital)                   5.700      07/01/2016        01/01/2007 A              102,138
----------------------------------------------------------------------------------------------------------------------------------
     3,235,000  WA Health Care Facilities Authority
                (Grays Harbor Community Hospital)                   5.900      07/01/2023        01/01/2007 A            3,304,844
----------------------------------------------------------------------------------------------------------------------------------
       125,000  WA Health Care Facilities Authority
                (Harrison Memorial Hospital)                        5.300      08/15/2014        02/15/2007 A              125,145
----------------------------------------------------------------------------------------------------------------------------------
        10,000  WA Health Care Facilities Authority
                (Harrison Memorial Hospital)                        5.400      08/15/2023        02/15/2007 A               10,011
----------------------------------------------------------------------------------------------------------------------------------
        25,000  WA Health Care Facilities Authority
                (Highline Community Hospital)                       5.500      08/15/2014        02/15/2007 A               25,033
----------------------------------------------------------------------------------------------------------------------------------
       770,000  WA Health Care Facility
                (Sisters of Providence)                             5.400      10/01/2010        10/01/2006 A              788,349
----------------------------------------------------------------------------------------------------------------------------------
     1,950,000  WA HFC                                              5.000      06/01/2021        07/01/2009 B            2,002,221
----------------------------------------------------------------------------------------------------------------------------------
        25,000  WA HFC (Clare House Apartments)                     5.750      07/01/2030        07/01/2008 A               25,337
----------------------------------------------------------------------------------------------------------------------------------
        50,000  WA HFC (Presbyterian Ministries)                    5.300      01/01/2019        01/01/2009 A               51,563
----------------------------------------------------------------------------------------------------------------------------------
        15,000  WA HFC (Single Family)                              5.250      12/01/2017        06/01/2008 A               15,369
----------------------------------------------------------------------------------------------------------------------------------
        40,000  WA HFC (Virginia Mason Research Center)             5.700      01/01/2024        01/01/2010 A               41,411
----------------------------------------------------------------------------------------------------------------------------------
       135,000  WA Higher EFA (Pacific Lutheran University)         5.700      11/01/2026        11/01/2006 A              137,912
----------------------------------------------------------------------------------------------------------------------------------
    14,750,000  WA Tobacco Settlement Authority (TASC)              6.500      06/01/2026        06/01/2013 A           16,210,103
----------------------------------------------------------------------------------------------------------------------------------
     5,210,000  WA Tobacco Settlement Authority (TASC)              6.625      06/01/2032        06/01/2013 A            5,759,447
                                                                                                                    --------------

                                                                                                                        48,708,526
----------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--1.3%
    11,950,000  Braxton County, WV Solid Waste Disposal
                (Weyerhaeuser Company)                              5.800      06/01/2027        07/29/2007 A           12,247,555
----------------------------------------------------------------------------------------------------------------------------------
     6,565,000  Braxton County, WV Solid Waste Disposal
                (Weyerhaeuser Company)                              6.125      04/01/2026        10/23/2006 A            6,804,623


                  75 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA Continued
$       10,000  Harrison County, WV
                (Potomac Edison Company)                            6.250%     05/01/2023        11/01/2006 A       $       10,120
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Harrison County, WV
                (West Penn Power Company)                           6.300      05/01/2023        11/01/2006 A               20,245
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Huntington, WV Sewer                                5.375      11/01/2023        11/01/2006 A               25,035
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Jefferson County, WV Residential Mtg.,
                Series A                                            7.750      01/01/2007        01/01/2007                  5,013
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Marshall University, WV                             6.000      01/01/2008        01/01/2007 A               40,146
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  Monongalia County, WV Pollution Control
                (Potomac Edison Company)                            5.950      04/01/2013        10/01/2006 A            2,017,340
----------------------------------------------------------------------------------------------------------------------------------
       260,000  Monongalia County, WV Pollution Control
                (West Penn Power Company)                           5.950      04/01/2013        10/01/2006 A              262,254
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Pleasants County, WV Pollution Control
                (Potomac Edison Company)                            5.500      04/01/2029        04/01/2009 A               25,966
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  Pleasants County, WV Pollution Control
                (Potomac Edison Company)                            6.150      05/01/2015        05/01/2007 A            2,036,660
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Pleasants County, WV Pollution Control
                (West Penn Power Company)                           5.500      04/01/2029        04/01/2009 A               26,108
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  WV Hsg. Devel. Fund                                 5.250      11/01/2018        05/01/2010 A            2,055,820
----------------------------------------------------------------------------------------------------------------------------------
        65,000  WV Hsg. Devel. Fund                                 5.300      11/01/2023        05/01/2010 A               66,360
----------------------------------------------------------------------------------------------------------------------------------
        50,000  WV Water Devel. Authority                           5.625      07/01/2030        07/01/2010 A               53,100
                                                                                                                    --------------

                                                                                                                        25,696,345
----------------------------------------------------------------------------------------------------------------------------------
WISCONSIN--4.0%
     1,955,000  Badger, WI Tobacco Asset Securitization
                Corp.                                               6.000      06/01/2017        06/01/2012 A            2,087,627
----------------------------------------------------------------------------------------------------------------------------------
    29,055,000  Badger, WI Tobacco Asset Securitization
                Corp.                                               6.125      06/01/2027        01/23/2010 B           31,160,616
----------------------------------------------------------------------------------------------------------------------------------
    28,070,000  Badger, WI Tobacco Asset Securitization
                Corp.                                               6.375      06/01/2032        06/01/2012 A           30,370,617
----------------------------------------------------------------------------------------------------------------------------------
       515,000  Badger, WI Tobacco Asset Securitization
                Corp.                                               7.000      06/01/2028        06/01/2012 A              577,413
----------------------------------------------------------------------------------------------------------------------------------
        85,000  Janesville, WI Industrial Devel.
                (Paramount Communications)                          7.000      10/15/2017        10/15/2006 A               85,695
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Kenosha, WI Hsg. Authority Multifamily Hsg.
                (Glaser Financial Group)                            6.000      11/20/2041        05/20/2009 A               51,824
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Madison, WI Industrial Devel.
                (Madison Gas & Electric Company)                    5.875      10/01/2034        04/01/2012 A              107,552
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Madison, WI Parking System                          5.600      02/01/2012        02/01/2007 A              100,129
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Milwaukee County, WI Airport, Series A              6.000      12/01/2015        12/01/2006 A               30,115
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Milwaukee, WI Redevel. Authority
                (City Hall Square)                                  6.300      08/01/2038        08/01/2007 A               31,030
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Oak Creek, WI Hsg. Authority (Wood Creek)           5.139 3    01/20/2010        01/20/2010                 20,902
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Superior, WI Water Supply Facilities
                (Superior Water, Light & Power Company)             6.125      11/01/2021        11/01/2006 A              125,329


                  76 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON        MATURITY       (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
WISCONSIN Continued
$      400,000  WI GO                                               5.300%     05/01/2023        05/01/2008 A       $      402,552
----------------------------------------------------------------------------------------------------------------------------------
        30,000  WI GO                                               5.500      11/01/2026        11/01/2008 A               30,656
----------------------------------------------------------------------------------------------------------------------------------
     2,695,000  WI GO                                               5.750      11/01/2014        11/01/2006 A            2,699,339
----------------------------------------------------------------------------------------------------------------------------------
        85,000  WI GO                                               6.000      05/01/2027        11/01/2006 A               85,129
----------------------------------------------------------------------------------------------------------------------------------
        25,000  WI H&EFA (AHC/SLMC/HMH/AMCS
                Obligated Group)                                    5.750      08/15/2016        02/15/2007 A               25,539
----------------------------------------------------------------------------------------------------------------------------------
     1,555,000  WI H&EFA (AHC/SLMC/HMH/AMCS
                Obligated Group)                                    5.875      08/15/2026        02/15/2007 A            1,588,681
----------------------------------------------------------------------------------------------------------------------------------
        70,000  WI H&EFA (Aurora Health Care)                       5.250      08/15/2027        08/15/2007 A               72,133
----------------------------------------------------------------------------------------------------------------------------------
       560,000  WI H&EFA (Aurora Medical Group)                     5.750      11/15/2025        11/15/2006 A              572,079
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  WI H&EFA (Hess Memorial Hospital Assoc.)            7.875      11/01/2022        11/01/2006 A            1,022,530
----------------------------------------------------------------------------------------------------------------------------------
        25,000  WI H&EFA (Mercy Health System)                      6.125      08/15/2017        08/15/2007 A               25,295
----------------------------------------------------------------------------------------------------------------------------------
        15,000  WI H&EFA (Sisters of the Sorrowful Mother)          5.700      08/15/2026        02/15/2007 A               15,399
----------------------------------------------------------------------------------------------------------------------------------
       135,000  WI Hsg. & EDA                                       5.750      03/01/2010        03/01/2010                135,963
----------------------------------------------------------------------------------------------------------------------------------
     4,870,000  WI Hsg. & EDA                                       5.800      09/01/2017        07/01/2007 A            4,966,718
----------------------------------------------------------------------------------------------------------------------------------
       235,000  WI Hsg. & EDA                                       6.000      09/01/2015        03/01/2008 A              237,221
----------------------------------------------------------------------------------------------------------------------------------
        35,000  WI Hsg. & EDA, Series A                             6.850      11/01/2012        01/01/2007 A               35,058
                                                                                                                    --------------

                                                                                                                        76,663,141
----------------------------------------------------------------------------------------------------------------------------------
WYOMING--1.1%
       205,000  Jackson, WY National Rural Utilities
                Cooperative (Lower Valley Power
                & Light Company)                                    5.875      05/01/2026        05/01/2007 A              208,834
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Lincoln County, WY Pollution Control
                (PacifiCorp)                                        5.625      11/01/2021        11/01/2006 A               65,088
----------------------------------------------------------------------------------------------------------------------------------
    20,395,000  Sweetwater County, WY Pollution Control
                (Idaho Power Company)                               6.050      07/15/2026        01/15/2007 A           20,816,769
                                                                                                                    --------------

                                                                                                                        21,090,691
                                                                                                                    --------------

Total Municipal Bonds and Notes (Cost $2,005,874,093)                                                                2,082,534,240

----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--0.6%
----------------------------------------------------------------------------------------------------------------------------------
    11,600,000  Government Devel. Bank for Puerto Rico,
                Series 2004 (Cost $11,600,000)                      5.000      10/23/2006        10/23/2006             11,600,000

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,017,474,093)--109.0%                                                            2,094,134,240
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(9.0)                                                                          (173,543,953)
                                                                                                                    --------------

NET ASSETS--100.0%                                                                                                  $1,920,590,287
                                                                                                                    ==============


                  77 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

   A. Optional call date; corresponds to the most conservative yield calculation.

   B. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

   C. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

   D. Date of mandatory put.

1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Illiquid security. The aggregate value of illiquid securities as of September 30, 2006 was $21,017,733, which represents 1.09% of the Fund's net assets. See
Note 5 of accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Issue is in default. See Note 1 of accompanying Notes.

7. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of accompanying notes.

8. When-issued security or forward commitment to be delivered and settled after September 30, 2006. See Note1 of accompanying Notes.

9. Security has been restated. See Note 9 of accompanying Notes.

10. Security is subject to a shortfall and forbearance agreement.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ADA           Atlanta Devel. Authority
AHC           Aurora Healthcare
AHS           Adventist Health System
AHS-GA        Adventist Health System-Georgia
AHS-Sunbelt   Adventist Health System-Sunbelt
AMCS          Aurora Medical Center of Sheboygan County
CAU           Clark Atlanta University
CC            Caritas Christi
CDA           Communities Devel. Authority
CH            Carney Hospital
CHHC          Community Health & Home Care
COP           Certificates of Participation
CV            Chippewa Valley
DCHSA         Daughters of Charity Health Services of Austin
DKH           Day Kimball Hospital
DRIVERS       Derivative Inverse Tax Exempt Receipts
E&HBFA        Educational Health Buildings Financing Agency
EAFC          Emery Air Freight Corp.
EDA           Economic Devel. Authority
EDC           Economic Devel. Corp.
EDFA          Economic Devel. Finance Authority
EF&CD         Environmental Facilities and Community Devel.
EFA           Educational Facilities Authority
EWA           Emery Worldwide Airlines
FH            Foothill Hospital
FH-Waterman   Florida Hospital-Waterman
FHA           Federal Housing Agency
FNMA          Federal National Mortgage Assoc.
GHC           Gaston Health Care
GHS           Gaston Health Services
GMH           Gaston Memorial Hospital
GNMA          Government National Mortgage Assoc.
GO            General Obligation


                  78 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

H&EFA         Health and Educational Facilities Authority
H&HEFA        Hospitals and Higher Education Facilities Authority
HDA           Hospital Devel. Authority
HDC           Housing Devel. Corp.
HE&H          Higher Educational and Health
HE&HF         Higher Educational and Housing Facilities
HE&HFA        Higher Education and Health Facilities Authority
HFA           Housing Finance Agency
HFC           Housing Finance Corp.
HFDC          Health Facilities Devel. Corp.
HFH           Holy Family Hospital
HMH           Hartford Memorial Hospital
HNE           Healthnet of New England
IDA           Industrial Devel. Agency
IDC           Industrial Devel. Corp.
IF&PCFA       Industrial Facilities & Pollution Control Financing Authority
IHC           Intermountain Health Care
IRS           Inverse Rate Security
JCH           Jellico Community Hospital
JHF           Jewish Hospital Foundation
JHHS          Jewish Hospital Healthcare Services
JHP           JH Properties
MAH           Metroplex Adventist Hospital
MH            Memorial Hospital
NSU           Northeastern State University
OCC           Oakview Care Center
OHC           Oakwood Hospital Corp.
RITES         Residual Interest Tax Exempt Security
ROLs          Residual Option Longs
Res Rec       Resource Recovery Facility
SAH           Saint Agnes Healthcare
SEMCB         St. Elizabeth's Medical Center of Boston
SLMC          St. Luke's Medical Center
SVH           Saint Vincent's Hospital
TASC          Tobacco Settlement Asset-Backed Bonds
UC            United Care
V.I.          United States Virgin Islands
VRHS          Valley Regional Health System

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  79 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value (cost $2,017,474,093)--see accompanying statement of investments   $ 2,094,134,240
---------------------------------------------------------------------------------------------------------
Cash                                                                                             125,786
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                      31,469,073
Shares of beneficial interest sold                                                             9,645,664
Investments sold                                                                               4,231,171
Other                                                                                            136,855
                                                                                         ----------------
Total assets                                                                               2,139,742,789

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable on borrowings (See Note 6)                                                            36,800,000
Investments purchased (including $13,371,050 purchased on a when-issued
basis or forward commitment)                                                                  33,977,601
Payable for short-term floating rate notes issued (See Note 1)                               138,975,700
Shares of beneficial interest redeemed                                                         6,941,659
Distribution and service plan fees                                                             1,180,707
Dividends                                                                                        913,666
Interest expense                                                                                 122,061
Transfer and shareholder servicing agent fees                                                     91,154
Shareholder communications                                                                        52,934
Trustees' compensation                                                                            19,547
Other                                                                                             77,473
                                                                                         ----------------
Total liabilities                                                                            219,152,502

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 1,920,590,287
                                                                                         ================

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                               $       120,833
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 1,845,020,616
---------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                              2,479,352
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                  (3,690,661)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                    76,660,147
                                                                                         ----------------
NET ASSETS                                                                               $ 1,920,590,287
                                                                                         ================


                  80 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,259,279,861 and 79,154,534 shares of beneficial interest outstanding)                 $15.91
Maximum offering price per share (net asset value plus sales charge
of 3.50% of offering price)                                                              $16.49
------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $95,056,258
and 5,978,935 shares of beneficial interest outstanding)                                 $15.90
------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $566,254,168
and 35,699,725 shares of beneficial interest outstanding)                                $15.86

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  81 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------
Interest                                                                            $ 97,842,472
-------------------------------------------------------------------------------------------------
Other income                                                                               1,249
                                                                                    -------------
Total investment income                                                               97,843,721

-------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------
Management fees                                                                        7,361,035
-------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                2,785,530
Class B                                                                                1,014,719
Class C                                                                                5,576,778
-------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                  604,120
Class B                                                                                   72,782
Class C                                                                                  272,321
-------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                   92,436
Class B                                                                                   11,984
Class C                                                                                   43,607
-------------------------------------------------------------------------------------------------
Interest expense and fees from short-term floating rate notes issued (See Note 1)      4,471,157
-------------------------------------------------------------------------------------------------
Interest expense on borrowings                                                         2,394,681
-------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                               50,534
-------------------------------------------------------------------------------------------------
Trustees' compensation                                                                    29,084
-------------------------------------------------------------------------------------------------
Accounting service fees                                                                   12,000
-------------------------------------------------------------------------------------------------
Administration service fees                                                                1,500
-------------------------------------------------------------------------------------------------
Other                                                                                    531,922
                                                                                    -------------
Total expenses                                                                        25,326,190
Less reduction to custodian expenses                                                        (859)
                                                                                    -------------
Net expenses                                                                          25,325,331

-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                 72,518,390

-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------
Net realized gain on investments                                                       4,278,876
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                   2,145,749

-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $ 78,943,015
                                                                                    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  82 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
(As restated, see Note 9)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                        2006                  2005
-----------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------
Net investment income                                                $    72,518,390       $    49,224,778
-----------------------------------------------------------------------------------------------------------
Net realized gain                                                          4,278,876             2,446,503
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                      2,145,749            45,217,141
                                                                     --------------------------------------
Net increase in net assets resulting from operations                      78,943,015            96,888,422

-----------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------
Dividends from net investment income:
-----------------------------------------------------------------------------------------------------------
Class A                                                                  (47,363,828)          (30,193,605)
Class B                                                                   (3,518,622)           (3,723,292)
Class C                                                                  (19,503,283)          (14,851,865)

-----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                  310,119,380           423,618,142
Class B                                                                  (10,600,084)            5,780,444
Class C                                                                   41,416,097           199,543,306

-----------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------
Total increase                                                           349,492,675           677,061,552
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                    1,571,097,612           894,036,060
                                                                     --------------------------------------
End of period (including accumulated net investment
income of $2,479,352 and $346,695, respectively)                     $ 1,920,590,287       $ 1,571,097,612
                                                                     ======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  83 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED SEPTEMBER 30, 2006
---------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
---------------------------------------------------------------------------------------
Net increase in net assets from operations                               $  78,943,015
---------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                         (663,386,128)
Proceeds from disposition of investment securities                         304,425,252
Short-term investment securities, net                                      (52,218,901)
Premium amortization                                                        14,359,859
Discount accretion                                                          (4,557,024)
Net realized gain on investments                                            (4,278,876)
Net change in unrealized appreciation on investments                        (2,145,749)
Increase in interest receivable                                             (1,943,618)
Decrease in receivable for securities sold                                  22,269,968
Increase in other assets                                                       (12,580)
Increase in payable for securities purchased                                 8,950,136
Increase in payable for accrued expenses                                       182,202
                                                                         --------------
Net cash used in operating activities                                     (299,412,444)

---------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
---------------------------------------------------------------------------------------
Proceeds from bank borrowing                                               638,500,000
Payments on bank borrowing                                                (666,100,000)
Proceeds from short-term floating rate notes issued                         55,265,000
Payments on short-term floating rate notes issued                           (3,239,300)
Proceeds from shares sold                                                  818,887,194
Payment on shares redeemed                                                (521,615,725)
Cash distributions paid                                                    (24,976,598)
                                                                         --------------
Net cash provided by financing activities                                  296,720,571

---------------------------------------------------------------------------------------
Net decrease in cash                                                        (2,691,873)
---------------------------------------------------------------------------------------
Cash, beginning balance                                                      2,817,659
                                                                         --------------
Cash, ending balance                                                     $     125,786
                                                                         ==============

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $45,038,461.

Cash paid for interest on bank borrowings--$2,438,104

Cash paid for interest on short-term floating rate notes issued--$4,471,157

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  84 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED SEPTEMBER 30,                     2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    15.85     $  15.18     $  14.70     $  14.86     $  14.71
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .68 1        .69 1        .73          .79          .73
Net realized and unrealized gain (loss)                  .05          .68          .51         (.16)         .14
                                                  -----------------------------------------------------------------
Total from investment operations                         .73         1.37         1.24          .63          .87
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.67)        (.70)        (.76)        (.79)        (.72)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    15.91     $  15.85     $  15.18     $  14.70     $  14.86
                                                  =================================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      4.70%        9.17%        8.62%        4.19%        6.17%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,259,280     $943,010     $491,985     $260,413     $112,312
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,122,551     $691,251     $371,845     $184,574     $100,220
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   4.34%        4.41%        4.94%        5.36%        5.02%
Expenses excluding interest
and fees from short-term floating rate
notes issued                                            0.89%        0.93%        0.96%        1.00%        0.92%
Interest and fees from short-term
floating rate notes issued 5                            0.25%        0.16%        0.11%        0.11%        0.05%
                                                  -----------------------------------------------------------------
Total expenses                                          1.14%        1.09%        1.07%        1.11%        0.97%
Expenses after payments and waivers and
reduction to custodian expenses                         1.14%        1.08%        1.07%        1.11%        0.94% 4
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   19%          20%          23%          60%          97%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  85 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS B    YEAR ENDED SEPTEMBER 30,                     2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    15.84     $  15.17     $  14.69     $  14.85     $  14.70
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .56 1        .58 1        .63          .69          .62
Net realized and unrealized gain (loss)                  .04          .67          .50         (.18)         .15
                                                  -----------------------------------------------------------------
Total from investment operations                         .60         1.25         1.13          .51          .77
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.54)        (.58)        (.65)        (.67)        (.62)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    15.90     $  15.84     $  15.17     $  14.69     $  14.85
                                                  =================================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      3.90%        8.34%        7.81%        3.40%        5.38%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   95,056     $105,404     $ 95,267     $ 70,742     $ 24,086
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  101,464     $101,504     $ 84,577     $ 47,571     $ 20,967
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   3.59%        3.70%        4.21%        4.60%        4.27%
Expenses excluding interest
and fees from short-term floating rate
notes issued                                            1.67%        1.69%        1.72%        1.77%        1.68%
Interest and fees from short-term
floating rate notes issued 5                            0.25%        0.16%        0.11%        0.11%        0.05%
                                                  -----------------------------------------------------------------
Total expenses                                          1.92%        1.85%        1.83%        1.88%        1.73%
Expenses after payments and waivers and
reduction to custodian expenses                         1.92%        1.85%        1.83%        1.88%        1.70% 4
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   19%          20%          23%          60%          97%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  86 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

CLASS C    YEAR ENDED SEPTEMBER 30,                     2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    15.81     $  15.14     $  14.66     $  14.82     $  14.68
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .57 1        .57 1        .63          .69          .62
Net realized and unrealized gain (loss)                  .03          .68          .50         (.18)         .14
                                                  -----------------------------------------------------------------
Total from investment operations                         .60         1.25         1.13          .51          .76
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.55)        (.58)        (.65)        (.67)        (.62)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    15.86     $  15.81     $  15.14     $  14.66     $  14.82
                                                  =================================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      3.87%        8.38%        7.85%        3.42%        5.32%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  566,254     $522,684     $306,784     $164,236     $ 25,349
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  557,832     $406,498     $243,380     $ 93,199     $ 21,058
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   3.60%        3.68%        4.20%        4.62%        4.27%
Expenses excluding interest
and fees from short-term floating rate
notes issued                                            1.64%        1.66%        1.69%        1.75%        1.68%
Interest and fees from short-term
floating rate notes issued 5                            0.25%        0.16%        0.11%        0.11%        0.05%
                                                  -----------------------------------------------------------------
Total expenses                                          1.89%        1.82%        1.80%        1.86%        1.73%
Expenses after payments and waivers and
reduction to custodian expenses                         1.89%        1.82%        1.80%        1.86%        1.70% 4
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   19%          20%          23%          60%          97%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  87 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Limited Term Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges


                  88 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2006, the Fund had purchased $13,371,050 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20.0% of its total assets in inverse floaters. Inverse floaters amount to $129,617,307 as of September 30, 2006, which represents 6.06% of the Fund's total assets.

Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker-dealer. The municipal bond is typically a fixed rate security. The broker-dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the


                  89 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations. The Manager believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for financial reporting purposes with respect to inverse floating rate security transactions, which are distinct from legal borrowings of the Fund to which the restrictions apply. At September 30, 2006 municipal bond holdings with a value of $241,189,162 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $138,975,700 in short-term floating rate notes issued and outstanding at that date. At September 30, 2006, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

   PRINCIPAL                                                                                    VALUE AS OF
      AMOUNT                                                     COUPON 1      MATURITY       SEPT.30, 2006
-----------------------------------------------------------------------------------------------------------

$  6,635,000  AK HFC DRIVERS 2                                   12.533%         6/1/08       $   7,125,857
   6,175,000  Austin, TX Convention Enterprises
              (Convention Center) ROLs 2                          6.000          1/1/32           6,981,084
   7,040,000  Brazos River Authority, TX Pollutions Control       9.333          4/1/38           8,660,960
   4,000,000  Chicago, IL O'Hare International Airport
              (General Airport), Series A                         7.398          1/1/23           4,820,640
  10,000,000  Dallas-Fort Worth, TX International
              Airport DRIVERS                                     6.898         11/1/21          10,855,200
   7,500,000  Dallas-Fort Worth, TX International
              Airport DRIVERS                                     8.147          1/1/35           8,491,950
   2,500,000  Dallas-Fort Worth, TX International
              Airport DRIVERS                                     9.732          5/1/10           3,172,250
   3,875,000  Dallas-Fort Worth, TX International
              Airport DRIVERS                                     7.733         11/1/08           4,352,477
   1,500,000  Denver, CO City & County
              Airport RITES                                       8.005        11/15/15           1,759,950
   1,000,000  Denver, CO City & County
              Airport RITES                                       8.005        11/15/14           1,161,770
   1,785,000  Escambia County Healh Facilities
              Authority RITES                                    11.984          7/1/20           2,122,472
   3,750,000  Harris County, TX DRIVERS                           8.823         8/15/09           4,455,075
   3,385,000  HI Airports System RITES                            7.236          7/1/18           3,861,236
   7,000,000  HI Dept. Budget & Finance RITES                     7.395          7/1/20           7,942,480
   1,925,000  Puerto Rico Municipal Finance
              Agency RITES                                        6.749          8/1/13           2,198,543


                  90 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

   PRINCIPAL                                                                                    VALUE AS OF
      AMOUNT                                                     COUPON 1      MATURITY       SEPT.30, 2006
-------------------------------------------------------------------------------------------------------------
$ 10,000,000  MA Port Authority Facilities ROLs                   7.083%         1/1/22       $  11,142,500
   5,000,000  NY Tobacco Settlement Financing
              Corp. DRIVERS                                       6.928          6/1/17           5,732,000
   6,465,000  Wayne County, MI Airport
              Authority ROLs                                      6.470         12/1/26           7,377,018
                                                                                              -------------
                                                                                              $ 102,213,462
                                                                                              =============

1. Represents the current interest rate for a variable rate bond known as an "inverse floater."

2. Security is subject to a shortfall and forbearance agreement.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2006, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately $57,430,000.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2006, securities with an aggregate market value of $71,036, representing less than 0.01% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.


                  91 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
    ------------------------------------------------------------------------
    $3,412,565                 $--             $662,053          $73,631,540

1. As of September 30, 2006, the Fund had $662,053 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2006, details of the capital loss carryforward were as follows:

                             EXPIRING
                             -------------------
                             2012       $662,053

2. During the fiscal year ended September 30, 2006, the Fund utilized $7,618,748 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended September 30, 2005, the Fund utilized $942,201 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 was as follows:

                                         YEAR ENDED        YEAR ENDED
                                     SEPT. 30, 2006    SEPT. 30, 2005
         ------------------------------------------------------------
         Distributions paid from:
         Exempt-interest dividends      $70,385,733       $48,768,762

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                  92 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

               Federal tax cost of securities    $  1,881,527,000
                                                 ================
               Gross unrealized appreciation     $     77,118,472
               Gross unrealized depreciation           (3,486,932)
                                                 ----------------
               Net unrealized appreciation       $     73,631,540
                                                 ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.


                  93 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED SEPTEMBER 30, 2006   YEAR ENDED SEPTEMBER 30, 2005
                                 SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------
CLASS A
Sold                         40,517,899    $ 638,313,093     34,895,511    $ 545,855,336
Dividends and/or
distributions reinvested      2,070,938       32,645,391      1,302,733       20,372,777
Redeemed                    (22,914,126)    (360,839,104)    (9,126,235)    (142,609,971)
                           -------------------------------------------------------------
Net increase                 19,674,711    $ 310,119,380     27,072,009    $ 423,618,142
                           =============================================================

----------------------------------------------------------------------------------------
CLASS B
Sold                            754,151    $  11,873,170      1,636,009    $  25,452,893
Dividends and/or
distributions reinvested        128,377        2,022,122        134,313        2,094,319
Redeemed                     (1,556,195)     (24,495,376)    (1,397,339)     (21,766,768)
                           -------------------------------------------------------------
Net increase (decrease)        (673,667)   $ (10,600,084)       372,983    $   5,780,444
                           =============================================================

----------------------------------------------------------------------------------------
CLASS C
Sold                         10,758,279    $ 168,989,828     16,370,899    $ 255,170,375
Dividends and/or
distributions reinvested        659,929       10,370,948        491,654        7,663,078
Redeemed                     (8,781,152)    (137,944,679)    (4,064,276)     (63,290,147)
                           -------------------------------------------------------------
Net increase                  2,637,056    $  41,416,097     12,798,277    $ 199,543,306
                           =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2006, were as follows:

                                     PREVIOUSLY REPORTED            RESTATED, SEE NOTE 9
                              PURCHASES            SALES      PURCHASES            SALES
----------------------------------------------------------------------------------------
Investment securities      $650,042,109     $380,686,407   $663,386,128     $304,425,252

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:


                  94 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                FEE SCHEDULE
                ------------------------------------------------
                Up to $100 million of net assets          0.500%
                Next $150 million of net assets           0.450
                Next $250 million of net assets           0.425
                Over $500 million of net assets           0.400

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2006, the Fund paid $928,425 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2006 for Class B and Class C shares were $162,245 and $8,222,722, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.


                  95 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                               CLASS A          CLASS B        CLASS C
                              CLASS A       CONTINGENT       CONTINGENT     CONTINGENT
                            FRONT-END         DEFERRED         DEFERRED       DEFERRED
                        SALES CHARGES    SALES CHARGES    SALES CHARGES  SALES CHARGES
                          RETAINED BY      RETAINED BY      RETAINED BY    RETAINED BY
YEAR ENDED                DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------------
September 30, 2006           $674,404          $65,155         $216,619       $197,169
--------------------------------------------------------------------------------------

WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of September 30, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3315% as of September 30, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      All amounts discussed in the following paragraph relate specifically to borrowings under the Agreement.


                  96 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

      For the year ended September 30, 2006, the average daily loan balance was $51,931,233 at an average daily interest rate of 4.66%. The Fund had borrowings outstanding of $36,800,000 at September 30, 2006 at an interest rate of 5.3315%. The Fund had gross borrowings and gross loan repayments of $638,500,000 and $666,100,000, respectively, during the year ended September 30, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended September 30, 2006 was $85,100,000. The Fund paid $224,687 in fees and $2,438,104 in interest during the year ended September 30, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of September 30, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

      In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.


                  97 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. LITIGATION Continued

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

     The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

--------------------------------------------------------------------------------
9. RESTATEMENT

Subsequent to the issuance of the September 30, 2006 financial statements, the Manager determined that transfers of certain municipal bond securities by the Fund to trusts in connection with its investment in inverse floating rate securities during the fiscal years ended September 30, 2002 through 2006, do not qualify as sales under Statement of Financial Accounting Standards No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES, and should have been accounted for as secured borrowings. Accordingly, the Fund has restated its September 30, 2006 Statement of Investments, its September 30, 2006 Statement of Assets and Liabilities, its fiscal 2006 Statement of Operations, its fiscal 2005 and fiscal 2006 Statements of Changes in Net Assets and its fiscal 2002 through fiscal 2006 Financial Highlights. In connection with the restatement, the Fund also included a Statement of Cash Flows for its fiscal year ended September 30, 2006.

      The restatement has no effect on the Fund's previously reported net assets, net asset values per share or total return.

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2006

                                                        PREVIOUSLY REPORTED            RESTATED
------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                     $1,955,158,540     $ 2,094,134,240
   Cost of investments                                        1,881,346,322       2,017,474,093*
   Total assets                                               2,000,767,089       2,139,742,789
LIABILITIES
   Payable for short-term floating rate notes issued                    N/A         138,975,700
   Total liabilities                                             80,176,802         219,152,502
NET ASSETS
   Accumulated net realized loss on investments                    (842,732)         (3,690,661)*
   Net unrealized appreciation on investments                    73,812,218          76,660,147*

*The restated amounts include a decrease to Accumulated net realized loss on investments, an increase to Cost of investments and a decrease to Net unrealized appreciation on investments in the amount of $61,719 related to reversals of gains previously realized in the Fund's fiscal years prior to 2005.


                  98 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2006

                                               PREVIOUSLY REPORTED          RESTATED
-------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest                                    $        93,371,315      $ 97,842,472
   Total investment income                              93,372,564        97,843,721
EXPENSES
   Interest expense and fees on short-term
   floating rate notes issued                                  N/A         4,471,157
   Total expenses                                       20,855,033        25,326,190
   Net expenses                                         20,854,174        25,325,331
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on investments                      7,590,263         4,278,876
   Net change in unrealized appreciation on
   investments                                          (1,165,638)        2,145,749

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDING
SEPTEMBER 30, 2006 AND 2005

OPERATIONS 2006                                PREVIOUSLY REPORTED          RESTATED
-------------------------------------------------------------------------------------
   Net realized gain                           $         7,590,263      $  4,278,876
   Net change in unrealized appreciation                (1,165,638)        2,145,749

OPERATIONS 2005                                PREVIOUSLY REPORTED          RESTATED
-------------------------------------------------------------------------------------
   Net realized gain                           $         2,044,764      $  2,446,503
   Net change in unrealized appreciation                45,618,880        45,217,141

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING SEPTEMBER 30,
2006, 2005, 2004, 2003 AND 2002

                      INTEREST AND                         EXPENSES AFTER
                           FEES ON                           PAYMENTS AND
                        SHORT-TERM                            WAIVERS AND   PORTFOLIO
RATIOS TO AVERAGE    FLOATING RATE          TOTAL            REDUCTION TO    TURNOVER
NET ASSETS:           NOTES ISSUED       EXPENSES      CUSTODIAN EXPENSES        RATE
--------------------------------------------------------------------------------------
CLASS A
2006 Previously
     Reported                  N/A           0.89%                   0.89%         27%
2006 Restated                 0.25%          1.14%                   1.14%         19%
2005 Previously
     Reported                  N/A           0.93%                   0.92%         29%
2005 Restated                 0.16%          1.09%                   1.08%         20%
2004 Previously
     Reported                  N/A           0.96%                   0.96%         33%
2004 Restated                 0.11%          1.07%                   1.07%         23%
2003 Previously
     Reported                  N/A           1.00%                   1.00%         78%
2003 Restated                 0.11%          1.11%                   1.11%         60%
2002 Previously
     Reported                  N/A           0.92%                   0.89%        100%
2002 Restated                 0.05%          0.97%                   0.94%         97%


                  99 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. RESTATEMENT Continued

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING SEPTEMBER 30,
2006, 2005, 2004, 2003 AND 2002 Continued

                      INTEREST AND                    EXPENSES AFTER
                           FEES ON                      PAYMENTS AND
                        SHORT-TERM                       WAIVERS AND   PORTFOLIO
RATIOS TO AVERAGE    FLOATING RATE       TOTAL          REDUCTION TO    TURNOVER
NET ASSETS:           NOTES ISSUED    EXPENSES    CUSTODIAN EXPENSES        RATE
---------------------------------------------------------------------------------
CLASS B
2006 Previously
     Reported                  N/A        1.67%                 1.67%         27%
2006 Restated                 0.25%       1.92%                 1.92%         19%
2005 Previously
     Reported                  N/A        1.69%                 1.69%         29%
2005 Restated                 0.16%       1.85%                 1.85%         20%
2004 Previously
     Reported                  N/A        1.72%                 1.72%         33%
2004 Restated                 0.11%       1.83%                 1.83%         23%
2003 Previously
     Reported                  N/A        1.77%                 1.77%         78%
2003 Restated                 0.11%       1.88%                 1.88%         60%
2002 Previously
     Reported                  N/A        1.68%                 1.65%        100%
2002 Restated                 0.05%       1.73%                 1.70%         97%

---------------------------------------------------------------------------------

CLASS C
2006 Previously
     Reported                  N/A        1.64%                 1.64%         27%
2006 Restated                 0.25%       1.89%                 1.89%         19%
2005 Previously
     Reported                  N/A        1.66%                 1.66%         29%
2005 Restated                 0.16%       1.82%                 1.82%         20%
2004 Previously
     Reported                  N/A        1.69%                 1.69%         33%
2004 Restated                 0.11%       1.80%                 1.80%         23%
2003 Previously
     Reported                  N/A        1.75%                 1.75%         78%
2003 Restated                 0.11%       1.86%                 1.86%         60%
2002 Previously
     Reported                  N/A        1.68%                 1.65%        100%
2002 Restated                 0.05%       1.73%                 1.70%         97%

While the Statements of Assets and Liabilities as of September 30, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments at value and to add a liability for short-term floating rate notes issued by corresponding amounts at each year end, with no resulting effect on previously reported Fund net assets. While the Statements of Operations for the years ended September 30, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.


                  100 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER LIMITED TERM MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited Term Municipal Fund, a series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited Term Municipal Fund as of September 30, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

      As discussed in Note 9, the statement of assets and liabilities, including the statement of investments as of September 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended have been restated.

DELOITTE & TOUCHE LLP

Denver, Colorado
November 15, 2006 (January 26, 2007, as to Note 9)

                  101 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended September 30, 2006 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  102 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  103 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,              President, Colorado Christian University (since 2006); Chairman of the following
Chairman of the Board              private mortgage banking companies: Cherry Creek Mortgage Company (since 1991),
of Trustees (since 2003),          Centennial State Mortgage Company (since 1994), and The El Paso Mortgage Company
Trustee (since 1999)               (since 1993); Chairman of the following private companies: Ambassador Media
Age: 69                            Corporation (since 1984) and Broadway Ventures (since 1984); Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since
                                   1992), Campus Crusade for Christ (since 1991) and The Lynde and Harry Bradley
                                   Foundation, Inc. (non-profit organization) (since 2002); former Chairman of the following: Transland Financial Services, Inc. (private mortgage banking company)
                                   (1997-2003), Great Frontier Insurance (insurance agency) (1995-2000), Frontier Real
                                   Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident
                                   (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel)
                                   (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 37 portfolios in the
                                   OppenheimerFunds complex.

ROBERT G. AVIS,                    Director and President of A.G. Edwards Capital, Inc. (General Partner of private
Trustee (since 1990)               equity funds) (until February 2001); Chairman, President and Chief Executive Officer
Age: 75                            of A.G. Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards & Sons,
                                   Inc. (brokerage company) (until 2000) and A.G. Edwards Trust Company (investment adviser) (until 2000); Vice Chairman and Director of A.G. Edwards, Inc. (until March
                                   1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March 1999); Chairman of A.G.
                                   Edwards Trust Company (until March 1999) and A.G.E. Asset Management (investment adviser) (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                   Assistant Secretary and Director of Centennial Asset Management Corporation (December
Trustee (since 1998)               1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation
Age: 70                            (June 1989-April 1999); Chief Executive Officer and Director of Multi-Source
                                   Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the
                                   Manager and with subsidiary or affiliated companies of the Manager (September
                                   1987-April 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                 Member of The Life Guard of Mount Vernon (George Washington historical site) (since
Trustee (since 2001)               June 2000); Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002);
Age: 68                            Partner at PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999);
                                   Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group
                                   (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the
                                   OppenheimerFunds complex.

JON S. FOSSEL,                     Director of UNUMProvident (insurance company) (since June 2002); Director of
Trustee (since 1990)               Northwestern Energy Corp. (public utility corporation) (since November 2004); Director
Age: 64                            of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk
                                   Foundation (non-profit organization) (February 1998-February 2003 and since February
                                   2005); Chairman and Director (until October 1996) and President and Chief Executive
                                   Officer (until October 1995) of the Manager; President, Chief Executive Officer and
                                   Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and


                  104 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

JON S. FOSSEL,                     Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in
Continued                          the OppenheimerFunds complex.

SAM FREEDMAN,                      Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr.
Trustee (since 1996)               Freedman held several positions with the Manager and with subsidiary or affiliated
Age: 66                            companies of the Manager (until October 1994). Oversees 37 portfolios in the
                                   OppenheimerFunds complex.

BEVERLY L. HAMILTON,               Trustee of Monterey Institute for International Studies (educational organization)
Trustee (since 2002)               (since February 2000); Board Member of Middlebury College (educational organization)
Age: 60                            (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of
                                   Trustees (since 2006) of the Community Hospital of Monterey Peninsula; Director
                                   (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets
                                   Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company
                                   (February 1991-April 2000); Member of the investment committees of The Rockefeller
                                   Foundation (since 2001) and The University of Michigan (since 2000); Advisor at Credit
                                   Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January
                                   2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004);
                                   Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004);
                                   Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to
                                   Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the
                                   OppenheimerFunds complex.

ROBERT J. MALONE,                  Director of Jones International University (educational organization) (since August
Trustee (since 2002)               2005); Chairman, Chief Executive Officer and Director of Steele Street State Bank
Age: 62                            (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S.
                                   Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of
                                   Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones
                                   Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas
                                   exploration) (1997- February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,          Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2001)               (investment company) (since 1996) and MML Series Investment Fund (investment company)
Age: 64                            (since 1996); Trustee (since 1987) and Chairman (1994-2005) of the Investment Committee
                                   of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family
                                   Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and
                                   Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank)
                                   (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex

--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
OFFICER                            FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEF-
                                   INITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER
                                   FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                                   MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND
                                   ITS AFFILIATES.


                  105 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS   Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director (since June 2001) and President (since
Trustee, President and             September 2000) of the Manager; President and director or trustee of other Oppenheimer
Principal Executive Officer        funds; President and Director of OAC and of Oppenheimer Partnership Holdings, Inc.
(since 2001)                       (holding company subsidiary of the Manager) (since July 2001); Director of
Age: 57                            OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November 2001);
                                   Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial
                                   Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                   President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                   Centennial Asset Management Corporation, Trinity Investment Management Corporation
                                   and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset
                                   Management Corporation and OFI Private Investments, Inc. (since July 2001); President
                                   (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset
                                   Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                   Company (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                   Corporation (holding company parent of Babson Capital Management LLC) (since June
                                   1995); Member of the Investment Company Institute's Board of Governors (since October
                                   3, 2003); Chief Operating Officer of the Manager (September 2000-June 2001); President
                                   and Trustee of MML Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance
                                   Company (September 1999-August 2000); President, Chief Executive Officer and Director
                                   of MML Bay State Life Insurance Company (September 1999-August 2000); Director of
                                   Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald
                                   Isle Bancorp) (June 1989-June 1998). Oversees 92 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK,
FUND                               GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK,
                                   NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES,
                                   6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924 AND FOR MESSRS. FIELDING, LOUGHRAN,
                                   COTTIER AND WILLIS, 350 LINDEN OAKS, ROCHESTER, NY 14625. EACH OFFICER SERVES FOR AN
                                   INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,                Senior Vice President of the Manager (since January 1996); Chairman of the Rochester
Vice President and Portfolio       Division of the Manager (since January 1996). An officer of 18 portfolios in the
Manager (since 2002)               OppenheimerFunds complex.
Age: 57

SCOTT S. COTTIER,                  Vice President of the Manager (since 2002); portfolio manager and trader at Victory
Vice President and Portfolio       Capital Management (1999-2002). An officer of 18 portfolios in the OppenheimerFunds
Manager (since 2005 )              complex.
Age: 35

DANIEL G. LOUGHRAN,                Vice President of the Manager (since April 2001). An officer of 18 portfolios in the
Vice President and Portfolio       OppenheimerFunds complex.
Manager (since 2005)
Age: 43

TROY E. WILLIS,                    Associate Portfolio Manager of the Manager (since 2003); corporate attorney for
Vice President and Portfolio       Southern Resource Group (1999-2003). An officer of 18 portfolios in the
Manager (since 2005 )              OppenheimerFunds complex.
Age: 34


                  106 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
Vice President and Chief           Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Compliance Officer                 Corporation and Shareholder Services, Inc. (since June 1983); Vice President and
(since 2004)                       Director of Internal Audit of the Manager (1997-February 2004). An officer of 92
Age: 56                            portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and                      following: HarbourView Asset Management Corporation, Shareholder Financial Services,
Principal Financial and            Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
Accounting Officer                 Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments,
(since 1999)                       Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc
Age: 47                            (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and
                                   OppenheimerFunds Legacy Program (since June 2003); Treasurer and Chief Financial
                                   Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May
                                   2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset
                                   Management Corporation (March 1999- October 2003) and OppenheimerFunds Legacy Program
                                   (April 2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
                                   Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 92 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer                Accounting of the Manager (November 1998-July 2002). An officer of 92 portfolios in the
(since 2004)                       OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of
(since 2005)                       Compliance of Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund
Age: 36                            Operations at American Data Services, Inc. (September 2000-May 2001). An officer of 92 portfolios in the OppenheimerFunds complex..

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March 2002) of
Vice President                     the Manager; General Counsel and Director of the Distributor (since December 2001);
and Secretary                      General Counsel of Centennial Asset Management Corporation (since December 2001);
(since 2001)                       Senior Vice President and General Counsel of Harbour-View Asset Management Corporation
Age: 58                            (since December 2001); Secretary and General Counsel of OAC (since November 2001);
                                   Assistant Secretary (since September 1997) and Director (since November 2001) of
                                   OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and
                                   Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                   Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                   General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                   Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                   Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                   Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                   President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                   November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                   Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                   2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                   Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                   1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November
                                   2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                   officer of 92 portfolios in the OppenheimerFunds complex.


                  107 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary                President (April 2001-April 2004), Associate General Counsel (December 2000-April
(since 2004)                       2004), Corporate Vice President (May 1999-April 2001) and Assistant General Counsel
Age: 38                            (May 1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber
                                   Incorporated). An officer of 92 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary                October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                       (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 41                            Management Corporation (since October 2003); Vice President and Assistant Secretary of
                                   Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy
                                   Program and Shareholder Financial Services, Inc. (since December 2001); Assistant
                                   Counsel of the Manager (August 1994-October 2003). An officer of 92 portfolios in the
                                   OppenheimerFunds complex.

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary                First Vice President (2000-September 2004), Director (2000- September 2004) and Vice
(since 2004)                       President (1998-2000) of Merrill Lynch Investment Management. An officer of 92
Age: 42                            portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.


                  108 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $18,000 in fiscal 2006 and $17,000 in fiscal 2005.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $40,000 for fiscal 2006 and no such fees for fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Review of management's assessment of the financial statements disclosure impacts of an IRS private letter ruling.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $5,114 in fiscal 2006 and no such fees in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees include compliance review.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $45,114 in fiscal 2006 and no such fees in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)      No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of January 19, 2007, which is a date within 90 days of the filing date of this amended report on Form N-CSR/A, that, as of said date, the design and operation of such controls and procedures are effective to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified
in   the rules and forms adopted by the U.S. Securities and Exchange Commission.

Subsequent to the issuance of the registrant's financial statements for its fiscal year ended September 30, 2006, and prior to the evaluation of its internal controls in connection with the certifications in this report, the registrant's management became aware that other investment companies (not affiliated with the registrant) that invested in certain municipal securities referred to as "inverse floaters" and that had transferred certain municipal bonds to special purpose trusts for the purpose of investing in such inverse floaters, accounting for such transfers as "sales" in accordance with common practice in the mutual fund industry, had restated their financial statements to apply the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," ("FAS 140") to the transfers of such municipal bonds in connection with their investments in inverse floaters, in response to comments by their independent public accountants about the sale accounting treatment that had previously been applied by such investment companies to such transfers. As of and prior to September 30, 2006, the registrant's fiscal year end, the registrant had likewise accounted for such transfers as "sales." Registrant's management notes that other investment companies that invested in similar securities over the same time periods had been accounting for such transfers in a similar manner as the registrant. After a review of this matter with the registrant's independent public accountants, registrant applied FAS 140 to such transfers and restated its financial statements for the fiscal year ended September 30, 2006.

Subsequent to September 30, 2006, and prior to the registrant's restatement of its financial statements for the fiscal year ended September 30, 2006, and prior to the evaluation by registrant's officers of the design and operation of the registrant's disclosure controls and procedures as of January 19, 2007, the operation of registrant's disclosure controls and procedures and its controls and procedures over financial reporting was modified to enhance the review and analysis of the relevant terms and conditions for transfers of securities in connection with inverse floating rate obligations.

Management of the registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the registrant's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate over time.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned duties, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The registrant's independent public accountants have advised the registrant that the Fund's controls related to the review and analysis of the relevant terms and conditions of certain transfers of securities did not operate effectively to appropriately determine whether the transfer qualified for sale accounting and that this was a control deficiency that represented a material weakness in internal control over financial reporting as of September 30, 2006. However, it is registrant's management view that at the time sale accounting treatment was applied to such transfers, registrant believed that treatment was correct and in accordance with accounting practices followed in the mutual fund industry with respect to such transfers. Registrant's management also noted that the restatement of the registrant's financial statements did not impact the net asset values of the registrant's shares or the registrant's total returns for any period.

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this restated report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. However, as discussed above, subsequent to September 30, 2006, the registrant revised and enhanced controls over the application of Statement of Financial Standards No. 140.

ITEM 12. EXHIBITS.

(a)      (1) Exhibit attached hereto.

         (2) Exhibits attached hereto.

         (3) Not applicable.

(b)      Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:      /s/ John V. Murphy
         ------------------
         John V. Murphy
         Principal Executive Officer
Date:    January 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ John V. Murphy
         ------------------
         John V. Murphy
         Principal Executive Officer
Date:    January 25, 2007

By:      /s/ Brian W. Wixted
         -------------------
         Brian W. Wixted
         Principal Financial Officer
Date:    January 25, 2007